Exhibit 10.1

REAL ESTATE PURCHASE AND SALE AGREEMENT

AMONG

THE SELLERS IDENTIFIED HEREIN

AND

STAG INDUSTRIAL HOLDINGS, LLC

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Section 11.21 Publicity	57

EXHIBITS

Exhibit A	-	Properties and Sellers
Exhibit A-2	-	Allocation of Purchase Price
Exhibit A-3	-	List of Major Tenants
Exhibit A-4	-	List of Major Properties
Exhibit B	-	Legal Description of the Land
Exhibit C-1	-	Form of Tenant Estoppel Certificate
Exhibit C-2	-	Form of Seller Estoppel Certificate
Exhibit C-3(a)-(c)	-	Forms of Ground Landlord Estoppel Certificates
Exhibit D	-	Lease Schedule
Exhibit D-1	-	Rent Roll
Exhibit E	-	Form of General Assignment
Exhibit F-1	-	Form of Assignment and Assumption Agreement
Exhibit F-2	-	Form of Assignment and Assumption Agreement of Ground Lease
Exhibit F-3	-	Form of Assignment and Assumption Agreement of Membership Interests
Exhibit F-4	-	Form of Assignment and Assumption Agreement of Limited Partnership Interests
Exhibit F-5	-	Form of Assignment and Assumption Agreement of General Partnership Interests
Exhibit G	-	Representation Certificate
Exhibit H	-	List of Existing Surveys
Exhibit I	-	List of Existing Title Policies
Exhibit J	-	List of Contracts
Exhibit K	-	List of Warranties
Exhibit L	-	Letter Agreement re: Letters of Credit
Exhibit M-1	-	Form of Gap Affidavit
Exhibit M-2	-	Form of Owner’s Affidavit
Exhibit N	-	Sellers’ Work
Exhibit O	-	Due Diligence Materials

REAL ESTATE PURCHASE AND SALE AGREEMENT

This REAL ESTATE PURCHASE AND SALE AGREEMENT is made and entered into as of this 9th day of August, 2012 (the “Effective Date”) by and among the Persons executing this Agreement as Sellers and listed on Exhibit A attached hereto (collectively, the “Sellers” and each individually, a “Seller”), and STAG INDUSTRIAL HOLDINGS, LLC, a Delaware limited liability company (the “Purchaser”).

RECITALS

1.                                      Each Seller owns the Property (hereinbelow defined) listed next to its name on Exhibit A to this Agreement; and

2.                                      Purchaser desires to purchase from each Seller, and each Seller desires to sell to Purchaser, subject to the terms and conditions contained in this Agreement, the Property (as defined below) owned by such Seller.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Seller and Purchaser agree as follows (each representation or warranty of a Seller herein shall be deemed made by the appropriate Seller and Holdings (as defined herein) on a joint and several basis):

ARTICLE 1

DEFINITIONS

Section 1.1                                   Definitions.  For purposes of this Agreement, capitalized terms not otherwise defined herein have the meanings set forth below:

“Agreement” shall mean this Agreement, including all Exhibits and Schedules attached hereto, as the same may be amended, modified, or supplemented from time to time in writing by Sellers and Purchaser.

“Allocated Purchase Price” shall mean, as to each Property, the portion of the Purchase Price allocated to such Property as set forth on Exhibit A-2.  No party to this Agreement may change the Allocated Purchase Prices without the written consent of Sellers and Purchaser, which may be granted or withheld in each party’s sole discretion.

“Anti-Money Laundering and Anti-Terrorism Laws” shall have the meaning set forth in Section 7.1(k).

“Assignment and Assumption Agreement” shall mean an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit F-1.

“Assignment and Assumption Agreement — General Partnership Interest” shall mean an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit F-5.

“Assignment and Assumption Agreement — Ground Lease” shall mean an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit F-2.

“Assignment and Assumption Agreement — Limited Partnership Interest” shall mean an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit F-4.

“Assignment and Assumption Agreement — Membership Interest” shall mean an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit F-3.

“Auburn Hills Property” shall mean the portion of the Properties owned by the Auburn Hills Seller (as defined on Exhibit A) and located on or associated with Auburn Hills Land including the Auburn Hills Seller’s interest under the Auburn Hills Lease (as defined on Exhibit D).

“Business Day” shall mean any day of the week other than (i) Saturday and Sunday, (ii) a day on which banking institutions in Boston, Massachusetts or New York, New York, are obligated or authorized by law or executive action to be closed to the transaction of normal banking business, or (iii) a day on which governmental functions in the Boston, Massachusetts or New York, New York are interrupted because of extraordinary events such as hurricanes, power outages or acts of terrorism.

“Claim Cap” means one percent (1%) of the Purchase Price.

“Closing” shall mean with respect to each Property, the consummation of the purchase and sale of such Property pursuant to the terms of this Agreement.

“Closing Date” means, with respect to each Property, the date of the Closing of such Property, which shall be the Initial Closing Date unless extended to the Second Closing Date pursuant to the express terms of this Agreement, including, without limitation, Sections 6.1(a)(v), (a)(vii),(a)(viii), (a)(x) or (a)(xi).

“Closing Statement” shall have the meaning set forth in Section 8.4(h).

“Code” shall mean the Internal Revenue Code of 1986, and all amendments thereto and all regulations issued thereunder.

“Condemned Property” shall have the meaning set forth in Section 6.4(a).

“Confidential Information” means all documents, studies, reports, test results, brochures, offering materials, photographs, leases, lease guarantees, rent rolls, lease schedules, surveys, title reports and commitments, legal documents, financial information, computer output and other materials and information relating to Properties, the Leases and/or the Tenants and all analyses, compilations, forecasts, projections and other documents prepared based upon such materials and information, any and all proposals made in connection with a potential sale of the Properties (including any proposals involving a price for the Properties), whether the same are in electronic, pictorial, written or other form.  The term “Confidential Information” shall also include this Agreement, the terms hereof and any information contained herein or otherwise provided to

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Purchaser concerning the identity of the beneficial owners of Sellers.  The term Confidential Information shall not include information that is generally available to the public, other than any portion of the Confidential Information that becomes available to the public as a result of a previous disclosure by Purchaser, its employees, officers, directors, attorneys, accountants, lenders, investors, clients, and agents in violation of this Agreement.

“Consent Properties” shall have the meaning set forth in Section 6.1(a)(v).

“Consents” shall have the meaning set forth in Section 6.1(a)(v).

“Contracts” shall mean all service, maintenance, management and leasing contracts affecting the Land or Improvements and existing as of the Effective Date (copies of which are delivered to Purchaser as part of the Due Diligence Materials or otherwise pursuant to the terms of this Agreement) or entered into after the Effective Date in accordance with the terms of this Agreement; provided, however, that the term “Contracts” shall not include the Leases.

“Covenant Not to Sue” shall have the meaning set forth in Section 7.1(d).

“Damaged Property” shall have the meaning set forth in Section 6.3(a).

“Deed” shall mean a special or limited warranty deed (i.e., a deed with a covenant against acts of the grantor) or its equivalent in form and substance consistent with customary practices in the jurisdiction where each Real Property is located.

“deemed to know” or “Deemed to Know” (or words of similar import) shall have the following meaning:  (a) Purchaser shall be “deemed to know” of the existence of a fact or circumstance to the extent that such fact or circumstance is disclosed by this Agreement, the Documents, the Due Diligence Materials, any estoppel certificate received by or on behalf of Purchaser, any studies, tests, reports, or analyses prepared by or for or otherwise obtained by or on behalf of Purchaser in connection with the Properties or is actually known by a senior officer of Purchaser (or an affiliate thereof) actively involved in the ownership, operation, maintenance or financing of the Properties; and (b) Purchaser shall be “deemed to know” that a representation or warranty of Seller is untrue, inaccurate or incorrect to the extent that this Agreement, the Documents, any estoppel certificate received by or on behalf of Purchaser or any studies, tests, reports or analyses prepared by or for or otherwise obtained by or on behalf of Purchaser in connection with the Properties contain information which is patently inconsistent with such representation or warranty and to the extent that a senior officer of Purchaser (or an affiliate thereof) actively involved in the ownership, operation, maintenance or financing of the Properties actually knows that such representation or warranty of Seller is untrue, inaccurate or incorrect.

“Delinquent Rent” means any of the Rents or other amounts that, under the terms of the applicable Lease, are to be paid by the Tenants on or prior to the Closing Date, but which have not been received in good funds by the applicable Seller on or prior to the Closing Date.

“Deposit” shall mean all earnest money deposits made by Purchaser pursuant to Section 3.1, together with all interest and earnings thereon.

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“Designated Seller Representative” shall mean David Barker.

“Documents” shall mean the documents, studies, reports and other information applicable to the Properties or any portion thereof that are received by Purchaser or its agents prior to Closing, including (if so received) the Title Documents, the Existing Surveys, the Contracts listed on Exhibit J, the Warranties listed on Exhibit K, the Leases, Estoppel Certificates, the Ground Landlord Estoppel Certificates, the Consents, the ROFR Expirations, the Purchase Option Expirations, the Lease Schedule, operating statements and other financial and accounting information concerning the Properties, the Tenants or the Leases, and environmental, soil, engineering and other reports relating to the Properties.

“Dollars” and the sign “$” mean the lawful money of the United States of America.

“Due Diligence Materials” shall mean those materials in the possession or control of Sellers listed on Exhibit O attached hereto except to the extent such materials are Excluded Items.

“Effective Date” means the date set forth in the Preamble to this Agreement.

“El Paso Entity” shall mean STAG II El Paso, L.P. a Delaware limited partnership and owner of the El Paso Property.

“El Paso Property” shall mean that portion of the Properties owned by the El Paso Entity and located on or associated with the El Paso Land, including the El Paso Entity’s interest under the El Paso Lease (as defined on Exhibit D).

“Endorsements” shall have the meaning set forth in Section 4.1(c).

“Escrow Agent” shall mean the Title Company.

“Escrow Agreement” shall have the meaning set forth in Section 3.1.

“Estoppel Requirement” shall have the meaning set forth in Section 6.1(a)(x).

“Excluded Items” shall mean:  (i) materials relating to Sellers’ marketing efforts for the sale of the Properties, including communications with other potential purchasers, (ii) projections and other internal memoranda or materials, (iii) appraisals, budgets, Sellers’ strategic plans for the Properties, internal analyses (including Seller’s analyses with respect to its leasing of space in the Properties), computer software, and submissions relating to Sellers’ obtaining of internal authorizations, and engineering reports prepared for Sellers or their lenders, (iv) attorney and accountant work product, and all other materials subject to any legal privilege in favor of Sellers, and (v) organizational documents relating to any of the Seller Parties except the El Paso Entity and the Portage Entity.

“Excluded Property” shall have the meaning set forth in Section 6(a)(xii).

“Executive Order” shall have the meaning set forth in Section 7.1(k).

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“Existing Loans” shall mean, collectively, all loans that have been made to the Sellers and that are secured by any of the Properties.

“Existing Surveys” shall mean the surveys identified on Exhibit H.

“Existing Title Policies” shall mean the owner’s title insurance policies for each Real Property, which Existing Title Policies are listed on Exhibit I.

“General Assignment” shall mean a general assignment substantially in the form attached hereto as Exhibit E.

“Gloversville Property” shall mean that portion of the Properties owned by the Gloversville Seller (as defined on Exhibit A) and located on or associated with the Gloversville Land, including the Gloversville Seller’s interest under the Gloversville Lease (as defined on Exhibit D).

“Government List” shall mean any of (i) the lists maintained by the United States Department of Commerce (Denied Persons and Entities), (ii) the list maintained by the United States Department of Treasury (Specially Designated Nationals and Blocked Persons), and (iii) the lists maintained by the United States Department of State (Terrorist Organizations and Debarred Parties).

“Greenwood Property” shall mean that portion of the Properties owned by the Greenwood Seller (as defined on Exhibit A) and located on or associated with the Greenwood Land, including the Greenwood Seller’s interest under the Greenwood Lease (as defined on Exhibit D).

“Ground Lease Estoppel Certificate” shall have the meaning set forth in Section 6.1(a)(vi).

“Ground Leases” shall mean all master leases, ground leases or subleases of ground leases, including all amendments, extensions, modifications and supplements thereto, pursuant to which any Person uses or occupies any part of the Real Property, including those set forth on the Lease Schedule.

“Hazardous Materials” shall mean any substance which is or contains:  (i) any “hazardous substance” as now or hereafter defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or any regulations promulgated thereunder; (ii) any “hazardous waste” as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) or regulations promulgated thereunder; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. Section 2601 et. seq.); (iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls; (vii) radon gas; (viii) mold, mildew, fungus or other potentially dangerous organisms; (ix) petrescible or nonpetrescible solid, semisolid, liquid or gaseous waste of any type; and (x) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under any laws, ordinances, statutes,

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codes, rules, regulations, agreements, judgments, orders and decrees now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Real Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Properties, the Properties or the use of the Properties relating to pollution, the protection or regulation of human health, natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste into the environment (including ambient air, surface water, ground water or land or soil).

“Holdings” means STAG Investments Holdings II, LLC, a Delaware limited liability company and a Seller.

“Holland Property” shall mean that portion of the Properties owned by the Holland Seller (as defined on Exhibit A) and located on or associated with the Holland Land, including the Holland Seller’s interest under the Holland Lease (as defined on Exhibit D).

“Improvements” shall mean, as to each of the properties listed on Exhibit A, all buildings, structures and other improvements situated thereon and any fixtures, systems and facilities owned by the applicable Seller and located on the applicable Land.

“Independence Property” shall mean that portion of the Properties owned by the Independence Seller (as defined on Exhibit A) and located on or associated with the Independence Land, including the Independence Seller’s interest under the Independence Lease (as defined on Exhibit D).

“Initial Closing Date” shall mean October 9, 2012, as such date may be extended pursuant to the express terms of this Agreement.

“Intangible Property” shall mean, as to each Real Property, all of the applicable Seller’s right, title and interest, if any, in all intangible assets relating to the applicable Land or the Improvements, including, without limitation, all of the applicable Seller’s right, title and interest, if any, in all (a) warranties and guaranties relating to the Land and Improvements, (b) all licenses, permits and approvals relating to the Land and Improvements, (c) all logos and tradenames relating to the Land and Improvements, (d) all contract rights, and (e) all plans and specifications relating to the Land and Improvements, all to the extent that the applicable Seller may legally transfer the same; provided, however, that the term “Intangible Property” shall not include the name “STAG” or any variations or derivations thereof, whether alone or in combination with one or more other words.

“Jackson Property” shall mean that portion of the Properties owned by the Jackson Seller (as defined on Exhibit A) and located on or associated with the Jackson Land, including the Jackson Seller’s interest under the Jackson Lease (as defined on Exhibit D).

“Johnstown Property” shall mean that portion of the Properties owned by the Johnstown Seller (as defined on Exhibit A) and located on or associated with the Johnstown Land, including the Johnstown Seller’s interest under the Johnstown Lease (as defined on Exhibit D).

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“Kansas City Property” shall mean that portion of the Properties owned by the Kansas City Seller (as defined on Exhibit A) and located on or associated with the Kansas City Land, including the Kansas City Seller’s interest under the Kansas City Lease (as defined on Exhibit D).

“Lafayette Property” shall mean that portion of the Properties owned by the Lafayette Seller (as defined on Exhibit A) and located on or associated with the Lafayette Land, including the Lafayette Seller’s interest under the Lafayette Lease (as defined on Exhibit D).

“Land” shall mean, with respect to each Property, the land described in the applicable Existing Title Policy, together with all privileges, rights, easements and appurtenances belonging to such land and all right, title and interest (if any) of the applicable Seller in and to any streets, alleys, passages or other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of the applicable Seller in all mineral rights appurtenant to such land.

“Lansing Property” shall mean that portion of the Properties owned by the Lansing Seller (as defined on Exhibit A) and located on or associated with the Lansing Land, including the Lansing Seller’s interest under the Lansing Lease (as defined on Exhibit D).

“Lease Expenses” shall mean, collectively, any third party costs and expenses incurred by any Seller prior to Closing arising out of or in connection with (a) any extensions, renewals or expansions exercised by Tenants between the Effective Date and the Closing Date in accordance with the existing Leases, and (b) any new Lease or Lease modification entered into between the Effective Date and Closing; provided, however, that in each case such costs, expenses or fees are either: (A) provided for in the Leases or the Contracts; or (B) otherwise provided for in a Lease Proposal Notice approved (or deemed approved) by Purchaser in accordance with this Agreement or (C) for which Purchaser’s consent is not required under Section 6.6(a).  Subject to the foregoing proviso, Lease Expenses shall include:  (i) brokerage commissions and fees to effect any such leasing transaction, (ii) expenses incurred for repairs, improvements, equipment, painting, decorating, partitioning and other items to satisfy the Tenant’s requirements with regard to such leasing transaction, (iii) legal fees for services in connection with the preparation of documents and other services rendered in connection with the effectuation of the leasing transaction, (iv) any rent concessions covering any period that the Tenant has the right to be in possession of the demised space, and (v) expenses incurred for the purpose of satisfying or terminating the obligations of a Tenant under a new Lease to the landlord under another lease (whether or not such other lease covers space in the Property).

“Lease Proposal Notice” shall mean a written notice from a Seller to Purchaser in accordance with Section 6.6(a) that:  (a) identifies a Tenant or proposed Tenant; (b) contains a term sheet, letter of intent or other description of the material business terms of a proposed Lease Transaction which specifically identifies an estimate of the Lease Expenses reasonably expected to be incurred by the lessor; and (c) contains any relevant financial information about the Tenant or proposed Tenant that is in Seller’s possession or control.

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“Lease Schedule” shall mean, collectively, the schedule of Ground Leases and Leases attached hereto as Exhibit D and the rent roll attached hereto as Exhibit D-1.

“Lease Transaction” shall mean any of the following actions by a Seller with respect to any Lease (or proposed Lease):  (a) the execution of any new Lease; (b) the renewal or material modification of any Lease, or the consent to any assignment of or subletting under any Lease, other than any renewal, expansion, assignment or subletting that Seller is obligated to enter into or approve under the terms of the Leases; or (c) the termination of any Lease.

“Leases” shall mean all leases, including all amendments, extensions, modifications and supplements thereto together with all Ground Leases and Subleases, pursuant to which any Person uses or occupies any part of the Real Property, including those set forth on the Lease Schedule.

“Major Properties” means each of the Properties listed on Exhibit A-4.

“Major Tenant” means each of the Tenants listed on Exhibit A-3.

“Marion Property” shall mean that portion of the Properties owned by the Marion Seller (as defined on Exhibit A) and located on or associated with the Marion Land, including the Marion Seller’s interest under the Marion Lease (as defined on Exhibit D).

“Master Lease” shall have the meaning set forth in Section 6.1(e).

“Master Lease Property” shall have the meaning set forth in Section 6.1(e).

“Material Casualty” shall mean, with respect to any Property, any damage or destruction to such Property during the Restricted Period that allows the Tenant of such Property to (a) terminate its Lease, unless (i) such termination right has been irrevocably and unconditionally waived in writing by such Tenant, or (ii) such termination right has been conditionally waived in writing by such Tenant and such conditions have been satisfied by Closing, or (b) to abate paying Rent for any period following Closing unless (i) rental interruption insurance for such Property covers such abatement and such proceeds are assignable to Purchaser to Purchaser’s reasonable satisfaction (and are actually assigned to Purchaser at Closing) or (ii) at Seller’s sole election, Purchaser receives a credit at Closing equal to such post-Closing Rent abatement.

“Material Condemnation” shall mean, with respect to each Property, any taking by eminent domain of such Property during the Restricted Period that allows the Tenant of such Property to (a) terminate its Lease, unless (i) such termination right has been irrevocably and unconditionally waived in writing by such Tenant, or (ii) such termination right has been conditionally waived in writing by such Tenant and such conditions have been satisfied by Closing, or (b) to abate paying Rent for any period following Closing unless (i) rental interruption insurance for such Property covers such abatement and such proceeds are assignable to Purchaser to Purchaser’s reasonable satisfaction (and are actually assigned to Purchaser at Closing) or (ii) at Seller’s sole election, Purchaser receives a credit at Closing equal to such post-Closing Rent abatement.

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“Material Lease Transaction” means a Lease Transaction that modifies the term of the Lease or the economic impact of the Lease after the Closing.

“Mishawaka Property” shall mean that portion of the Properties owned by the Mishawaka Seller (as defined on Exhibit A) and located on or associated with the Mishawaka Land, including the Mishawaka Seller’s interest under the Mishawaka Lease (as defined on Exhibit D).

“Novi Property” shall mean that portion of the Properties owned by the Novi Seller (as defined on Exhibit A) and located on or associated with the Novi Land, including the Novi Seller’s interest under the Novi Lease (as defined on Exhibit D).

“O’Hara Property” shall mean that portion of the Properties owned by the O’Hara Seller (as defined on Exhibit A) and located on or associated with the O’Hara Land, including the O’Hara Seller’s interest under the O’Hara Lease (as defined on Exhibit D).

“Option Properties” shall have the meaning set forth in Section 6.1(a)(viii).

“Option Reinstatement Notice” shall have the meaning set forth in Section 6.1(a)(viii).

“Option to Purchase” shall have the meaning set forth in Section 6.1(a)(viii).

“Ownership Interest” shall mean, (i) with respect to the El Paso Entity, one hundred percent (100%) of the general partnership interests in the El Paso Entity and one hundred percent (100%) of the limited partnership interests in the El Paso Entity and (ii) with respect to the Portage Entity, one hundred percent (100%) of the membership interests in the Portage Entity.

“Parsons Property” shall mean that portion of the Properties owned by the Parsons Seller (as defined on Exhibit A) and located on or associated with the Parsons Land, including the Parsons Seller’s interest under the Parsons Lease (as defined on Exhibit D).

“Permitted Exceptions” shall mean:  (a) applicable zoning, subdivision, building and other land use laws and regulations; (b) all matters reflecting the existence or terms of Leases shown on the Lease Schedule or entered into after the date hereof in accordance with the terms of this Agreement, including non-disturbance agreements, notices (or short forms) of Leases, financing statements pertaining to Tenant property, Tenant’s permitted collateral assignment of its interest under its applicable Lease and landlord lien waivers or other agreements granting rights to Tenant’s lenders with respect to any Property; (c) all matters, whether or not of record, that arise out of the actions of Purchaser or its agents, representatives or contractors; (d) the lien of real estate taxes and assessments not yet due and payable, subject to adjustment as provided herein; (e) all matters that the Title Company is willing to insure over, in a manner reasonably acceptable to Purchaser, without additional premium or indemnity from the Purchaser; (f) any monetary liens, the removal or release of which is the sole responsibility of a Tenant under its Lease; (g) any installation, service, connection, usage or maintenance charge for sewer, water, electricity, telephone, cable or internet service, and any charges due under any reciprocal easement agreement, declarations of covenants, conditions, restrictions, common area agreement, shared maintenance agreement, or similar agreements which burden or benefit any Real Property, in each case subject to adjustment as provided herein; (h) all matters shown on or

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referenced in the Existing Title Policies or the Existing Surveys; (i) all matters of record as of the Effective Date granted by Sellers in the ordinary course of business during their ownership that are not Unacceptable Exceptions and (j) all matters of record as of the Effective Date or such state of facts as would be disclosed by a physical inspection of the Real Properties or an ALTA “as-built” survey of the Real Properties as of the Title Objection Date, and all other matters affecting title to the Real Properties as to which Purchaser has actual knowledge or is Deemed to Know as of the Title Objection Date, except for those matters described in this Subsection (j) as to which, in accordance with Section 4.1:  (i) Purchaser makes a written objection on or before the Title Objection Date; and (ii) Seller elects to use reasonable efforts to cure.

“Person” shall mean any individual, estate, trust, partnership, limited liability company, limited liability partnership, corporation, governmental agency or other legal entity and any unincorporated association.

“Phenix City Property” shall mean that portion of the Properties owned by the Phenix City Seller (as defined on Exhibit A) and located on or associated with the Phenix City Land, including the Phenix City Seller’s interest under the Phenix City Lease (as defined on Exhibit D).

“Plan” shall have the meaning set forth in Section 7.1(k).

“Portage Entity” shall mean SCP Green Portage, LLC, a Delaware limited liability company and owner of the Portage Property.

“Portage Property” shall mean that portion of the Properties owned by the Portage Entity and located on or associated with the Portage Land, including the Portage Seller’s interest under the Portage Lease (as defined on Exhibit D).

“Post-Closing Escrow Agreement” shall have the meaning set forth in Section 6(d).

“Previous SNDA” shall have the meaning set forth in Section 6.1(a)(xi).

“Property” shall mean, with respect to each of the Properties identified on Exhibit A hereto, collectively, the Real Property, the Ownership Interests, the Leases, the Intangible Property and, with respect to any Real Property that is subject to a Ground Lease, the applicable Seller’s interest as the tenant under such Ground Lease.  Collectively, such properties shall be referred to as the “Properties”.  Notwithstanding anything to the contrary in this Agreement, in no event shall the term “Property” include the Excluded Items.

“Purchase Option Expiration” has the meaning set forth in Section 6.1(a)(viii).

“Purchase Price” shall have the meaning set forth in Section 2.2.

“Purchaser’s Surviving Obligations” shall mean Purchaser’s obligations under Sections 5.1, 5.3, 9.1, 11.8 and 11.18 of this Agreement.

“Purchaser Title Objections” shall have the meaning set forth in Section 4.1.

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“Qualified Assignee” shall have the meaning set forth in Section 11.3.

“Real Properties” shall mean, collectively, the Land and the Improvements, and each portion of the Real Properties owned by an individual Seller shall be a “Real Property”.

“Rent” shall mean fixed and minimum rents and all additional rents, escalation charges, common area maintenance charges, imposition charges, heating and cooling charges, insurance charges, charges for utilities, and all other amounts, charges and commissions payable by the Tenants.

“Restricted Period” shall mean, with respect to Lease Transactions and Contracts, the period commencing on the date that is three (3) Business Days before the end of the Study Period and ending on the earlier of the Closing Date applicable to such Property or the termination of this Agreement and, with respect to financing, refinancing, reorganizing, recapitalizing, acquiring or otherwise investing in the Property or acquiring any direct or indirect legal, beneficial, equitable or other right, title or interest in the Property, or accepting, participating in, assisting in, or soliciting, a financing, refinancing, reorganization, recapitalization, acquisition, or other investment transaction with any other Person regarding the Property, at any point, the period that commenced with the Effective Date and ending on the earlier of the Closing Date applicable to such Property or the termination of this Agreement; provided, however, (a) at all times, Seller may discuss possible re-financing or extension of the current loans on the Properties with Properties’ current lenders and with Wells Fargo Bank, N.A.; and (b) upon the expiration or sooner termination of the Study Period, Seller may investigate and discuss possible re-financing of the Property with other lenders; provided, further that in no event may any such discussions mentioned in clause (a) or (b) impose any liability or obligations on the Purchaser prior to or after Closing.

“Right of First Refusal” shall have the meaning set forth in Section 6.1(a)(vii).

“ROFR Expiration” shall have the meaning set forth in Section 6.1(a)(vii).

“ROFR Properties” shall have the meaning set forth in Section 6.1(a)(vii).

“ROFR Reinstatement Notice” shall have the meaning set forth in Section 6.1(a)(vii).

“SNDA” shall have the meaning set forth in Section 6.1(a)(xi).

“SNDA Property” shall have the meaning set forth in Section 6.1(a)(xi).

“Second Closing Date” shall mean the date that is ten (10) Business Days after all the conditions required under Section 6.1(a)(v), Sections 6.1(a)(vii) through (viii) and Section 6.1(a)(x) and (xi) for the Consent Properties, Ground Leases, ROFR Properties, Option Properties and Estoppel Properties that require extension of the Closing Date have been satisfied, but in no event later than sixty (60) days after the Initial Closing Date (and if the Initial Closing Date does not occur pursuant to Section 6.1(a)(ix), no later than December 10, 2012), subject to extension pursuant to the express terms of this Agreement.

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“Security Deposits” shall mean all security deposits, access card or key deposits, cleaning fees and other deposits relating to space within the Real Properties paid by Tenants to any applicable Seller or its managing agent.

“Seller-Allocated Amounts” shall mean, collectively:

(a)                                 with respect to any condemnation or eminent domain proceedings with respect to any portion of a Property that occurs after the Effective Date, any portion of any such award or proceeds that is allocable to loss of use of such Property prior to Closing; and

(b)                                 with respect to any casualty to any portion of a Property that occurs after the Effective Date, (i) the proceeds of any rental loss, business interruption or similar insurance that are allocable to the period prior to the Closing Date, and (ii) the reasonable and actual third party costs incurred by the applicable Seller in stabilizing the Property following such casualty.

“Seller Parties” shall mean each of the Sellers and their respective direct and indirect owners, agents, officers, directors, trustees, advisors, managers, members, agents, employees and counsel.

“Seller Representations” shall mean the representations and warranties of the Sellers expressly set forth in Section 7.2.

“Seller’s Broker” shall mean Jones Lang LaSalle Americas, Inc.

“Seller’s Estoppel Certificate” shall mean an estoppel certificate substantially in the form attached hereto as Exhibit C-2 executed by Seller and Holdings.

“Sellers’ Surviving Obligations” shall mean the Sellers’ obligations under Sections 5.3, 9.1, and 11.8 of this Agreement that expressly survive the Closing or earlier termination of this Agreement.

“Seller’s Title Election Period” shall have the meaning set forth in Section 4.1(b).

“Sellers’ Work” shall have the meaning set forth in Section 6.1(d).

“Sterling Heights Property” shall mean that portion of the Properties owned by the Sterling Heights Seller (as defined on Exhibit A) and located on or associated with the Sterling Heights Land, including the Sterling Heights Seller’s interest under the Sterling Heights Lease (as defined on Exhibit D).

“Study Period” shall mean the period commencing on the Effective Date and ending at 5:00 p.m. East Coast time on September 24, 2012.

“Subleases” shall mean all subleases, including all amendments, extensions, modifications and supplements thereto, pursuant to which any Person uses or occupies any part of the Real Property, including those set forth on the Lease Schedule.

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“Tax Year” shall mean, for any Property, the real estate tax assessment year for the jurisdiction in which such Property is located.

“Tenant Estoppel Certificate” shall have the meaning set forth in Section 6.1(a)(x).

“Tenants” shall mean all Persons leasing or occupying space within the Real Property pursuant to the Leases.

“Title Commitments” shall mean the title insurance commitments or preliminary title reports issued by the Title Company with respect to each of the Real Properties, as the same may be updated from time to time.

“Title Company” shall mean Stewart Title Guaranty Company, One Washington Mall, Boston, Massachusetts, 02110 Attn: Terrance Miklas.

“Title Documents” shall mean all documents referenced in the Existing Title Policies or the Title Commitments.

“Title Objection Date” shall mean the day that is ten (10) Business Days after Purchaser’s receipt of the Title Commitments, all the recorded documents referenced therein and the Updated Surveys, but not later than six (6) Business Days prior to the expiration of the Study Period.

“Title Objection Notice” shall have the meaning set forth in Section 4.1(b).

“Title Policies” shall have the meaning set forth in Section 6.1(a)(iii).

“Unaccepted Exceptions” means (i) any lien securing payment of delinquent real estate taxes or assessments that are the responsibility of Sellers under the applicable Lease, (ii) any mortgage, deed of trust or similar lien granted by a Seller securing the repayment of money, (iii) any lien resulting from any work performed on the Properties by agreement with a Seller, and (iv) any matter affecting title to a Property placed in the records by or with the approval of Sellers after the date of the applicable Title Commitment (A) without Purchaser’s consent, which shall not be unreasonably withheld, conditioned or delayed or (B) unless in connection with a Lease Transaction entered into in accordance with the applicable terms of this Agreement.

“Unapplied Tax Collections” has the meaning set forth in Section 8.4(d)(ii)(1).

“Updated Surveys” has the meaning set forth in Section 4.1(a).

“Utility Deposits” shall mean all deposits made by or on behalf of any Seller with the Persons providing water, sewer, gas, electricity, telephone and other utilities to the Real Property.

“Waiver Parties” shall have the meaning set forth in Section 7.1(c).

“Ware Shoals Property” shall mean that portion of the Properties owned by the Ware Shoals Seller (as defined on Exhibit A) and located on or associated with the Ware Shoals Land,

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including the Ware Shoals Seller’s interest under the Ware Shoals Lease (as defined on Exhibit D).

“Warranties” shall have the meaning set forth in Section 7.3(b)(viii).

“Wichita Property” shall mean that portion of the Properties owned by the Wichita Seller (as defined on Exhibit A) and located on or associated with the Wichita Land, including the Wichita Seller’s interest under the Wichita Lease (as defined on Exhibit D).

ARTICLE 2

AGREEMENT; PURCHASE PRICE

Section 2.1                                   Agreement to Sell and Purchase.  Subject to the terms and provisions hereof, each Seller agrees to sell its Property to Purchaser, and Purchaser agrees to purchase all of the Properties from Sellers.  This is an integrated transaction involving all of the Properties, and except as otherwise expressly provided for in this Agreement, in no event shall Purchaser have any right or obligation to purchase less than all of the Properties.

Section 2.2                                   Purchase Price.  The aggregate Purchase Price for all of the Properties shall be ONE HUNDRED THIRTY-EIGHT MILLION EIGHT HUNDRED TWO THOUSAND, EIGHT HUNDRED SEVENTY-FOUR AND 00/100 DOLLARS ($138,802,874.00), ALL CASH, the “Purchase Price”).  Subject to the adjustments and apportionments as hereinafter set forth, the Purchase Price shall be paid through the Escrow Agent to Sellers on the Closing Date by wire transfer of immediately available federal funds and otherwise in accordance with the terms and conditions of this Agreement and the Escrow Agreement (herein defined).  The Deposit shall be credited toward the payment of the Purchase Price at the Closing.  In the event that there is a Second Closing Date, then the Purchase Price shall be paid and Deposit applied on a pro rata basis, on the Initial Closing Date and Second Closing Date based on the Allocated Purchase Price of the Properties, which shall be as set forth on Exhibit A-2.

ARTICLE 3

DEPOSIT

Section 3.1                                   Deposit.  No later than one (1) Business Day following the execution of this Agreement, Purchaser shall deposit Two Million and 00/100 Dollars ($2,000,000.00) with Escrow Agent by wire transfer of immediately available federal funds and Escrow Agent shall provide Sellers with written confirmation thereof.  No later than the first (1st) Business Day immediately following the expiration of the Study Period, Purchaser shall increase the Deposit by depositing an additional Two Million and 00/100 Dollars ($2,000,000.00) with the Escrow Agent by wire transfer of immediately available federal funds and Escrow Agent shall provide Sellers with written confirmation thereof.  If Purchaser fails to deliver such addition to the Deposit to the Escrow Agent within one (1) Business Day after the expiration of the Study Period, this Agreement shall terminate, in which event the initial Deposit made under this Section 3.1 shall be delivered to Purchaser, this Agreement shall terminate and, except with

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respect to Purchaser’s Surviving Obligations and Sellers’ Surviving Obligations, Sellers and Purchaser shall have no further obligations or liabilities to each other hereunder.  All Deposits shall be held in a segregated “money market” account maintained at a federally insured state or national bank located in the State of California pursuant to an escrow agreement among Purchaser, Sellers and Escrow Agent (the “Escrow Agreement”).  All interest earned shall be reported to the Internal Revenue Service as income of the Purchaser and such interest shall increase and become part of the Deposit.  Purchaser shall promptly execute all forms reasonably requested by Escrow Agent in connection with the depositing of the Deposit in such interest bearing account.  In the event that the Closing does not occur by the Closing Date, the Deposits shall be disbursed as provided herein.  Upon the expiration of the Study Period, all Deposits shall be completely nonrefundable except as otherwise expressly provided in this Agreement.

ARTICLE 4

SURVEY AND TITLE COMMITMENT

Section 4.1                                   Title and Survey.

(a)                       Within three (3) Business Days of the Effective Date, Seller shall deliver to Purchaser copies of the Existing Title Policies and the Existing Surveys.  Within ten (10) days of the Effective Date, Purchaser shall order Title Commitments from the Title Company and shall instruct the Title Company to deliver the same (including copies of all documents listed therein as exceptions to title) to Purchaser and Seller as promptly as possible.  Within ten (10) days of the receipt of the Existing Surveys, Purchaser shall order updates of the Existing Surveys or new surveys (any such updates or new surveys, the “Updated Surveys”) by a licensed surveyor or registered professional engineer which Updated Surveys (and all related survey certifications) shall be addressed to Purchaser’s nominee that will be the owner of each Property, and the applicable Seller and such other Persons as Purchaser may designate, and for each Real Property, the Updated Survey shall include the same ALTA/ASCM Table A items as are included in the Existing Surveys for such Real Property.

(b)                       Purchaser shall have until the Title Objection Date to give Sellers a written notice (the “Title Objection Notice”) that sets forth in reasonable detail any objections that Purchaser has to title or survey matters affecting the Properties (the “Purchaser Title Objections”); provided, however, that Purchaser shall have no right to object to any of the matters set forth within subsections (a) through (i) of the definition of Permitted Exceptions and Sellers and Purchaser expressly agree that Purchaser shall not be entitled to object to any matters shown on the Existing Title Policies (other than liens securing the Existing Loans) or the Existing Surveys or granted by Sellers in the ordinary course of business during their ownership of the Property (provided that the foregoing shall not limit Purchaser’s right to terminate this Agreement in accordance with Section 5.2).  Sellers shall have three (3) Business Days from their receipt of the Title Objection Notice (“Seller’s Title Election Period”) to give Purchaser notice as to whether Sellers elect to use reasonable efforts to cure the Purchaser Title Objections by the Closing Date.  If Sellers fail to give Purchaser written notice of such election before the end of Seller’s Title Election Period, Sellers shall be deemed to have elected not to attempt to cure the Purchaser Title Objections.  If Sellers elect or are deemed to have elected not to attempt

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to cure any one or more of the Purchaser Title Objections, such Purchaser Title Objections shall constitute Permitted Exceptions and Purchaser shall have until the date that is three (3) Business Days after the Seller’s Title Election Period to determine whether to take title to the Properties subject to such matters or to terminate this Agreement in accordance with Section 5.2.  If Sellers elect to use reasonable efforts to cure any one or more of the Purchaser Title Objections, Sellers shall have until the date that is five (5) Business Days before the Closing Date (which may be extended to the Second Closing Date pursuant to Section 6.1(a)(ix)) with respect to such Property (an “Unacceptable Title Property”) to complete such cure, failing which (including a failure to cure resulting from an election by Sellers not to cure a Purchaser Title Objection because such cure would cause Sellers to expend more than $100,000 in the aggregate to cure all Purchaser Title Objections) Purchaser shall have the option of either (A) proceeding with the Closing (as extended, if necessary) and accepting the title as it then is or (B) terminating this Agreement with respect to such Property by written notice to Sellers on the earlier of the Closing Date or the date that is three (3) Business Days from written notice from Sellers to Purchaser that, despite Seller’s reasonable efforts, one or more of the Purchaser Title Objections will not be cured by the Closing Date, whereupon such Unacceptable Title Property shall become an Excluded Property under Section 6.1(a)(xii); provided, however, if the Sellers are subsequently able to complete such cure by the Second Closing Date, notwithstanding such election by Purchaser, the former Unacceptable Title Property shall no longer be an Unacceptable Title Property.  If Sellers elect to use reasonable efforts to cure any one or more Purchaser Title Objections, Sellers shall use reasonable efforts to correct such Purchaser Title Objections on or before the Closing Date, except that (y) Sellers shall in no event be required to bring suit to clear any claimed title or survey defects and (z) except for any Existing Loans, Sellers shall not be required to expend more than an aggregate total of One Hundred Thousand Dollars ($100,000) to cure all Purchaser Title Objections (thus, by way of example, if one Seller expends $100,000 in an attempt to cure one or more Purchaser Title Objections, then neither that Seller nor any other Seller shall have any further obligation to spend additional funds in connection with any Purchaser Title Objections).  Any Existing Loans will be satisfied or released by Sellers on or prior to the Closing Date or, if not so satisfied or released, shall be satisfied or released at Closing out of the proceeds otherwise payable to Sellers, provided that, as long as Sellers obtain payoff letters on or before the applicable Closing Date and the Title Company is irrevocably committed to issuing the applicable title policy without taking exception for such Existing Loan, Sellers may obtain and record a release of such lien following the Closing in accordance with customary conveyancing practices.

(c)                        Purchaser shall be entitled to request that the Title Company provide such affirmative insurance or such ALTA endorsements to the Purchaser’s title insurance policies as Purchaser may reasonably require, to the extent the Title Company agrees during the Study Period to issue such affirmative insurance or ALTA endorsements provided the same are customarily and reasonably available in the applicable jurisdictions, including, without limitation, the following:  (a) Form 9 — Comprehensive endorsement (modified as appropriate for an owner’s policy); (b) Form 3.1 Zoning (including parking and loading); (c) survey endorsement; (d) access endorsement; (e) if the land on which the Property is located consists of more than one parcel, a contiguity endorsement; (f) a tax parcel endorsement; (g) subdivision endorsement; (h) utility facility endorsement; (i) deletion of the creditor’s rights exception; (j) deletion of the arbitration clause; (k) environmental lien endorsement; and (l) the so-called

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“fairway” endorsement (collectively, the “Endorsements”), provided that (i) such Endorsements shall be at no cost to, and shall impose no additional liability on, Seller, (ii) if Purchaser is unable to obtain such Endorsements despite their being customarily and reasonably available in the applicable jurisdictions, but chooses to consummate this transaction nonetheless, Purchaser shall proceed to close the transactions contemplated hereby without reduction of or set off against the Purchase Price, (iii) Sellers shall not be required to represent, warrant or indemnify the Title Company with respect to the Endorsements listed in Subsections (i), (k) and (l) above and (iv) the Closing shall not be delayed as a result of Purchaser’s request.

ARTICLE 5

INSPECTION, AUDIT AND FINANCING

Section 5.1                                   Access.  Until the Closing or earlier termination of this Agreement, Purchaser, personally or through its authorized agent or representative, shall be entitled upon reasonable advance notice to Sellers to enter upon the Real Properties during normal business hours and shall have the right to make such investigations, including appraisals, engineering studies, soil tests, environmental studies, underwriting analyses, and tenant interviews, as Purchaser deems necessary or advisable, subject to the following limitations:  (a) such access shall be subject to the rights of the Tenants under the Leases; (b) Purchaser shall give Sellers written notice at least three (3) Business Days before conducting any inspections or communicating with any Tenant, and a representative of Sellers shall have the right to be present when Purchaser or its representatives conducts its or their investigations on the Properties or communicates with any Tenants; (c) neither Purchaser nor its agents or representatives shall unreasonably interfere with the use, occupancy or enjoyment of any Tenants, subtenants or other occupants of the Properties or their respective employees, contractors, customers or guests; (d) neither Purchaser nor its agents or representatives shall damage any Property or any portion thereof; (e) unless Sellers agree otherwise, before Purchaser or its agents or representatives enter onto any Property, Purchaser shall deliver to Sellers a certificate of insurance naming Sellers as an additional insured, evidencing commercial general liability insurance (including property damage, bodily injury and death) issued by an insurance company having a rating of at least “A-VII” by A.M. Best Company, with limits of at least $5,000,000 per occurrence for bodily or personal injury or death and $10,000,000 aggregate per location; (f) Purchaser shall:  (i) use reasonable efforts to perform all on-site due diligence reviews and all communications with Tenants on an expeditious and efficient basis; and (ii) indemnify, hold harmless and defend the Seller Parties against, and hold the Seller Parties harmless from, all loss (except for loss from the mere discovery of conditions existing as of the time of inspection), liability, claims, costs (including reasonable attorneys’ fees), liens and damages resulting from any entry onto the Properties by Purchaser or its agents or representatives under this paragraph, but specifically excluding liabilities, claims, costs, liens or damages to the extent of any negligence or misconduct of any of the Sellers or any agent, contractor, or employee of such Sellers and (g) without Sellers’ prior written consent, which Sellers may give or withhold in its absolute discretion, Purchaser shall not conduct any Phase II exams, soil borings, testing or sampling of any surface or subsurface other invasive tests on or around any Property.  The foregoing indemnification obligation shall survive the Closing or termination of this Agreement.

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Until the Closing or earlier termination of this Agreement, Purchaser, personally or through its authorized agent or representative, shall be entitled upon reasonable advance notice to Sellers to contact the local zoning office or other municipal offices with respect to its diligence.

Section 5.2                                   Study Period.  Purchaser shall have the Study Period to physically inspect the Properties, review the economic data, underwrite and interview the Tenants and review the Leases and Lease files, conduct appraisals, perform examinations of the physical condition of the Improvements, examine the Properties for the presence of Hazardous Materials, and to otherwise conduct such due diligence review of the Properties and all records and other materials related thereto as Purchaser, in its absolute discretion, deems appropriate.  If, between the Effective Date and the end of the Study Period, Purchaser shall, for any reason or no reason in Purchaser’s sole and absolute discretion, whether reasonable or arbitrary, determine that it does not wish to purchase all of the Properties, Purchaser shall be entitled to terminate this Agreement with respect to all (but not less than all) of the Properties by giving written notice thereof to Sellers prior to the expiration of the Study Period, and thereupon this Agreement shall terminate, the Deposit shall be returned to Purchaser promptly following Purchaser’s request for the same and except for Purchaser’s Surviving Obligations, and Sellers’ Surviving Obligations, Sellers and Purchaser shall have no further obligations or liabilities to each other hereunder.  If Purchaser fails to give such notice prior to the expiration of the Study Period, it shall conclusively be deemed to have elected to waive its right to terminate this Agreement under this Section 5.2 and shall be obligated to perform its obligations under the terms of this Agreement subject to the terms and conditions of this Agreement.

Section 5.3                                   Confidentiality.

(a)                       Prior to the Closing, Purchaser shall hold all Confidential Information in confidence and shall not disclose or permit the disclosure of the Confidential Information to any Person without Sellers’ prior written consent.  Purchaser further agrees that, before the Closing, Purchaser will use the Confidential Information only for purposes of evaluating the Properties in connection with its purchase thereof in accordance with the terms of this Agreement.  Prior to the Closing, neither Sellers nor Purchaser shall disclose the transaction contemplated hereby nor shall Purchaser disclose the Confidential Information to any Person, other than to such of Sellers’ and Purchaser’s employees, officers, directors, attorneys, accountants, lenders, investors and clients who (i) have a need to review the Confidential Information for the purpose of advising Purchaser on the suitability of the Properties for purchase or otherwise have a need to know the terms of the transaction contemplated hereby, (ii) have been informed in writing of the confidential nature of such information and (iii) have agreed to be bound by the terms of this Agreement.  Purchaser shall ensure that all Persons to whom it discloses the Confidential Information shall keep the same confidential in accordance with the terms of this Agreement.  In any event, Purchaser shall be responsible for any breach of this Agreement by any Person to whom Purchaser discloses the Confidential Information.  Notwithstanding anything to the contrary, nothing contained herein shall prevent Sellers from making disclosures required to satisfy the conditions precedent to Closing or to perform their obligations under this Agreement and the transactions contemplated herein.

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(b)                       Notwithstanding the above terms, to the extent that a party is required to disclose the Confidential Information by law, regulation or stock exchange rule, or as part of its required Securities and Exchange Commission filings, or pursuant to a subpoena, court order or other legal proceeding, such party shall notify the other (both by telephone and in writing) within one (1) Business Day of its knowledge of such legally required disclosure.  The disclosing party shall reasonably cooperate with the other party’s counsel (at no out-of-pocket cost or expense to the non-disclosing party) in any appeal or challenge to such disclosure made by the disclosing party.  If no protective order or similar relief is obtained, the disclosing party shall (i) disclose only that portion of the Confidential Information that it is legally obligated to disclose, (ii) exercise reasonable efforts to obtain reliable assurances that the disclosed information will be kept confidential and (iii) exercise reasonable efforts to provide the non-disclosing party with a copy of the information to be disclosed before the same is given to any third party.  In addition, and notwithstanding anything to the contrary in this Agreement, Purchaser and Sellers may each disclose any portion of the Confidential Information in connection with any court filings with respect to any dispute between Purchaser and Sellers with respect to this Agreement or the Properties.

(c)                        If this Agreement is terminated, (i) Purchaser shall promptly deliver to Sellers all the Confidential Information which is in tangible form, including any copies Purchaser has made and other embodiments thereof, and (ii) Purchaser shall destroy all extracts, summaries and compilations thereof and references thereto which are in Purchaser’s notes, documents, databases or other records (whether prepared by Purchaser or by Sellers), and in either case Purchaser, upon written request of Sellers, will certify to the Sellers by written affidavit that it has done so; provided, however, if such termination is by reason of a default or breach by a Seller, Purchaser may retain copies of each Confidential Information to the extent necessary for Purchaser to prosecute a claim against Sellers.

(d)                       Purchaser acknowledges that the Confidential Information is of a special, unique, unusual, extraordinary and intellectual character and that Sellers’ interest in the Confidential Information may be irreparably injured by Purchaser’s disclosure of such Confidential Information in violation of this Agreement.  Purchaser further acknowledges and agrees that money damages would not be a sufficient remedy for any breach of Section 5.3 of this Agreement by it and that, in addition to all other remedies available at law or in equity, Sellers shall be entitled to specific performance or injunctive or other equitable relief as a remedy for any breach or potential breach by the Purchaser of Section 5.3 of this Agreement and further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

The provisions of this Section 5.3 shall survive the termination of this Agreement.

Section 5.4                                   Reporting.  In the event that Purchaser’s due diligence reveals any condition of the Properties that in Purchaser’s judgment requires disclosure to any governmental agency or authority, Purchaser shall immediately notify Sellers thereof.  In such event, Sellers, and not Purchaser or anyone acting on Purchaser’s behalf, shall make such disclosures as Sellers deem appropriate.  Notwithstanding the foregoing, Purchaser may disclose matters concerning the Properties to a governmental authority if, (a) in the written opinion of Purchaser’s outside

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legal counsel, Purchaser is required by law to make such disclosure, and (b) Purchaser gives Sellers not less than ten (10) days prior written notice of the proposed disclosure, together with a copy of such legal opinion.

Section 5.5                                   Assumption of Contracts.

(a)                       All existing property management and leasing brokerage agreements with respect to the Properties shall be terminated by the applicable Seller as of the Closing at no cost to Purchaser, other than those tenant broker agreements with respect to existing Leases under which a commission may be due with respect to any extension or expansion of the current Lease.

(b)                       Any Contracts listed on Exhibit J shall be assigned to and assumed by Purchaser at the Closing pursuant to the Assignment and Assumption Agreement; provided, however that, prior to the expiration of the Study Period, Purchaser may give written notice to Sellers (a “Contract Termination Notice”) of any Contracts that Purchaser desires to have terminated.  If Purchaser gives a timely Contract Termination Notice, then with respect to the Contracts identified in such notice that can be terminated without cause by Sellers and without payment of any fee or penalty by Sellers, the appropriate Seller shall send a notice of termination to the applicable service provider on or before the Closing Date; provided, however, that the effective date of the termination may not occur until after the Closing (in which event, such Contract shall be assigned to and assumed by Purchaser subject to the termination notice).  All Contracts listed on Exhibit J with respect to which Purchaser does not give a Contract Termination Notice by the end of the Study Period shall be deemed approved by Purchaser and shall be assigned to and assumed by Purchaser at the Closing pursuant to the Assignment and Assumption Agreement.

Section 5.6                                   No Assumption of Liability.  Notwithstanding any provision contained in this Agreement to the contrary, this Agreement is intended as and shall be deemed to be an agreement for the sale of assets and, except with respect to El Paso Entity and the Portage Entity, the sale of which is a sale of Ownership Interests, none of the provisions hereof shall be deemed to create any obligation or liability of any Person that is not a party, whether under a third-party beneficiary theory, laws relating to transferee liabilities or otherwise.  Except as provided otherwise in this Agreement, Purchaser shall not assume and shall not be obligated to discharge or be liable for any debts, liabilities or obligations of Sellers including, but not limited to, any (a) liabilities or obligations of Sellers to their creditors, shareholders, members, partners, managers, or owners, (b) liabilities or obligations of Sellers with respect to any acts, events or transactions occurring prior to, on or after the Closing, (c) liabilities or obligations of Sellers for any federal, state, county or local taxes, or (d) any contingent liabilities or obligations of Sellers, whether known or unknown by Sellers or Purchaser.  Except as provided otherwise in this Agreement, Purchaser shall have no duty whatsoever to take any action or receive or make any payment or credit arising from or related to any services provided or costs incurred in connection with the management and operation of the Property or any business conducted on the Property prior to the Closing, including, but not limited to, any matters relating to cost reports, collections, audits, hearings, or legal action arising therefrom.

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ARTICLE 6

CONDITIONS PRECEDENT, CASUALTY DAMAGE OR CONDEMNATION

Section 6.1                                   Conditions Precedent Favoring Purchaser.

(a)                       Purchaser’s obligations under this Agreement are subject to the timely fulfillment of the conditions set forth in this Section 6.1 on or before the applicable Closing Date (as may be extended), or such earlier date as is set forth below.  Each condition may be waived in whole or in part only by written notice of such waiver from Purchaser to Seller:

(i)                                     Sellers shall have performed and complied in all material respects with all of the terms of this Agreement prior to or at the date such performance was required under the terms of this Agreement;

(ii)                                  Subject to Section 7.4, on the applicable Closing Date, the Seller Representations with respect to the Properties to be conveyed on such Closing Date shall be true, complete and accurate in all material respects, subject to:  (1) changes that:  (x) are caused by the acts or omissions of Purchaser or its agents or affiliates; or (y) Purchaser knows or is deemed to know, as of the commencement of the Restricted Period; or (z) occur as a result of the operation of the Properties in the ordinary course of business provided that such operation is in compliance with the applicable terms and conditions of this Agreement; and (2) casualty or condemnation (which shall be governed by Sections 6.3 and 6.4);

(iii)                               On the Closing Date, fee simple title to the Real Properties to be conveyed on such Closing Date, or in the case of the Ground Leases or Sub-Leases, leasehold or sub-leasehold title to the applicable Real Properties to be conveyed, shall be conveyed or assigned to Purchaser subject only to the Permitted Exceptions, as evidenced by the Title Company’s irrevocable commitment together with the Endorsements Purchaser requires, to the extent such Endorsements are customarily and reasonably available in the applicable jurisdictions, subject only to payment of its usual premium, to issue one or more ALTA owner’s title insurance policies, or in the case of the Ground Leases, ALTA leasehold title insurance policies (collectively, “Title Policies”), to Purchaser, insuring that such title is vested in Purchaser subject only to the Permitted Exceptions.  Purchaser shall have the right, at no cost or liability to Sellers, to require the Title Company to obtain coinsurance or facultative reinsurance (together with the agreements in a form and content satisfactory to Purchaser providing Purchaser with the right of “direct access” against the reinsurance) with respect to the Purchaser’s Title Policies in such amount and with such title companies as Purchaser determines in Purchaser’s reasonable discretion provided that such companies issue the same coverage as the Title Company without an additional obligation on Sellers and if the Title Company or Purchaser is unable to obtain such coinsurance or facultative reinsurance, such failure shall not be a failure of this condition precedent to Purchaser’s obligations hereunder;

(iv)                              On the applicable Closing Date, the Ownership Interest shall be conveyed or assigned to Purchaser free of any liens and encumbrances;

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(v)                                 At least five (5) Business Days prior to the applicable Closing Date, Sellers shall have received from the applicable ground landlord or other relevant party and delivered copies to Purchaser of such consents (collectively, the “Consents”) that may be expressly required pursuant to a Ground Lease or Lease in connection with the assignment of the applicable Seller’s interest in such Ground Lease or Lease (collectively, the “Consent Properties” or singly, the “Consent Property”) to Purchaser.  If one or more Consents are not delivered to Purchaser at least five (5) Business Days before the Initial Closing Date, then the Closing Date for such Property shall automatically be extended to the Second Closing Date and the terms and provisions of Section 6.1(a)(ix) shall apply;

(vi)                              At least five (5) Business Days prior to the Closing Date, Purchaser shall have received estoppel certificates from the applicable ground landlord under each Ground Lease to which a Seller is a party (“Ground Lease Estoppel Certificate”) which Ground Lease Estoppel Certificates shall, for each such Ground Lease, be substantially in the form attached hereto as Exhibit C-3(a), Exhibit C-3(b), or Exhibit C-3(c), as applicable; provided, however, that if any Ground Lease provides for a form of Ground Lease Estoppel Certificate (or the contents thereof), delivery of an estoppel certificate by such ground landlord that complies in all material respects with the applicable Ground Lease shall in all events be deemed to satisfy the requirements of this provision with respect to the form of the Ground Lease Estoppel Certificate required for such Ground Lease.  Sellers shall use commercially reasonable diligent efforts to obtain Ground Lease Estoppel Certificates from each ground landlord; however, if, despite such efforts Sellers are unable to deliver all the Ground Lease Estoppels Certificates, the applicable Seller and Holdings shall provide a Seller’s Estoppel Certificate for the Ground Lease to which it is a party and for which a Ground Lease Estoppel Certificate has not been otherwise delivered;

(vii)                           At least five (5) Business Days prior to the applicable Closing Date, Purchaser shall have received evidence reasonably satisfactory to Purchaser that those Tenants who have the right to purchase their respective Properties under the rights of first offer and refusal provisions contained in their Leases, as more particularly described in Exhibit D (collectively, “Right of First Refusal”), have elected not to exercise or have waived their Right of First Refusal (“ROFR Expiration”); provided, however, if any one or more Tenant exercises its Right of First Refusal with respect to its Property (collectively, the “ROFR Properties” or singly, “ROFR Property”), (i) Seller shall promptly (but not less than five (5) Business Days prior to the Closing Date) give Purchaser written notice thereof, (ii) this Agreement shall remain in full force and effect except that the ROFR Property shall automatically be excluded from the Properties and the terms and conditions of Section 6.1(a)(xii) shall apply; provided, however, that if any one or more of the Tenants of the ROFR Properties prior to the Second Closing Date either defaults in its obligation to acquire the ROFR Properties or waives it right to acquire the ROFR Properties, then Seller shall promptly give Purchaser written notice thereof (the “ROFR Reinstatement Notice”) and thereupon: (1) such ROFR Properties (and all components thereof) shall once again be one of the Properties to be sold pursuant to this Agreement for the Allocated Purchase Price on Exhibit A-2, (2) as of the ROFR Reinstatement Notice, all references in this Agreement to the Leases shall be deemed to once again include the Leases related to the ROFR Properties and all references to the Tenants shall be deemed to once again include Tenants of the ROFR Properties, and (3) if the ROFR Reinstatement Notice is given after the date that is ten

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(10) days before the Closing Date, the Sellers and Purchasers shall extend the Closing Date for such reinstated ROFR Properties to the Second Closing Date and provided further that if any required ROFR Expiration is not delivered to Purchaser at least five (5) Business Days prior to the Initial Closing Date, the Closing Date for such affected ROFR Property shall automatically be extended to the Second Closing Date and the terms and provisions of Section 6.1(a)(ix) shall apply;

(viii)                        At least five (5) Business Days prior to the applicable Closing Date, Purchaser shall have received and delivered to Purchaser evidence reasonably satisfactory to Purchaser that those Tenants who have the right to purchase their respective Properties under the purchase option provisions contained in their Leases, as more particularly described in Exhibit D (collectively, “Purchase Options”), have elected not to exercise or have waived their Purchase Options (a “Purchase Option Expiration”); provided, however, if any one or more Tenant exercises its Purchase Option with respect to its Property (collectively, the “Option Properties” or singly, “Option Property”), (i) Seller shall promptly (but not less than five (5) Business Days prior to the applicable Closing Date) give Purchaser written notice thereof, (ii) this Agreement shall remain in full force and effect except that the Option Properties shall automatically be excluded from the Properties and the terms and conditions of Section 6.1(a)(xii) shall apply; provided, however, that if any one or more of the Tenants of the Option Properties prior to the Second Closing Date either defaults in its obligation to acquire the Option Properties or waives it right to acquire the Option Properties, then Seller shall promptly give Purchaser written notice thereof (the “Option Reinstatement Notice”) and thereupon:  (1) such Option Properties (and all components thereof) shall once again be one of the Properties to be sold pursuant to this Agreement for the Allocated Purchase Price on Exhibit A-2, (2) as of the Option Reinstatement Notice, all references in this Agreement to the Leases shall be deemed to once again include the Leases related to the Option Properties and all references to the Tenants shall be deemed to once again include Tenants of the Option Properties, and (3) if the Option Reinstatement Notice is given after the date that is ten (10) days before the Closing Date, the Sellers and Purchasers shall extend the Closing Date for such reinstated Option Properties to the Second Closing Date; and provided further that if any required Purchase Option Expiration is not delivered to Purchaser at least five (5) Business Days prior to the Initial Closing Date, the Closing Date for such affected Option Property shall automatically be extended to the Second Closing Date and the terms and provisions of Section 6.1(a)(ix) shall apply;

(ix)                              If the Closing Date has been extended to the Second Closing Date for any one or more of the Unacceptable Title Properties, Consent Properties, ROFR Properties, Option Properties, SNDA Properties, Estoppel Properties and/or Material Breach Properties pursuant to Sections 4.1(b), 6.1(a)(v), 6.1(a)(vii), 6.1(a)(viii), 6.1(a)(x), 6.1(a)(xi) or 7.4(b), and, if despite commercially reasonable efforts by Sellers, Sellers are unable to cure such Purchaser Title Objection or deliver the required Consents, SNDAs, ROFR Expirations, Purchase Option Expirations or Tenant Estoppel Certificates, or cure the breach of Seller Representation, as applicable, by the Second Closing Date, Sellers and Purchaser shall, subject to Section 6.1(h) and Section 6.2(d) and the other applicable terms of this Agreement relating to conditions to Closing, close on the Properties for which the Purchaser Title Objections that made such Property an Unacceptable Title Property have been cured and any other Properties for which the Consents, SNDAs, ROFR Expirations, Purchase Option Expirations or Tenant Estoppel Certificates, as

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applicable, have been received or the breach of Seller Representations that made such Property a Material Breach Property has been cured (and on all other Properties for which the same are not required) and the remainder of the Properties that become Excluded Properties pursuant to Section 6(a)(xii) because Sellers have not cured the Purchaser Title Objection or breach of Seller Representation or have not obtained the required Consents, SNDAs, ROFR Expirations, Purchase Option Expirations or Tenant Estoppel Certificates shall automatically be removed from the Properties to be sold to Purchaser pursuant to this Agreement and the provisions of Section 6.1(a)(xii) shall govern with respect to such removed Properties.  Notwithstanding anything to the contrary in this Agreement, (A) the Property known as 12 Leigh Fisher Boulevard and the Property known as 47 Butterfield Circle, both in El Paso Texas, shall have the same Closing Date and the Property known as 1520 Kepner Drive and 1540-30 Kepner Drive, both in Lafayette, Indiana, shall have the same Closing Date and in order to accommodate such requirements, the Closing Date for each such individual Property shall be extended until the Closing Date for both can occur, and (B) if on the Initial Closing Date, the Closing Date for more than six (6) Properties has been extended to the Second Closing Date, then the Initial Closing Date shall not occur and instead the Closing Date for all Properties (subject to the provisions of this Section 6.1(a)(ix) and 6.1(a)(xii) below) shall be the Second Closing Date.

(x)                                 At least five (5) Business Days prior to the applicable Closing Date, Purchaser shall have received estoppel certificates from each Tenants (“Tenant Estoppel Certificates”) under the Leases set forth on the Lease Schedule for Properties closing on such Closing Date (the “Estoppel Requirement”), which Tenant Estoppel Certificates shall be substantially in the form attached hereto as Exhibit C-1; provided, however, that (1) if any Lease provides for a form of tenant estoppel certificate (or the contents thereof), then the delivery of an estoppel certificate by such Tenant that complies in all material respects with the applicable Lease shall in all events be deemed to satisfy the requirements of this provision with respect to the form of Tenant Estoppel Certificate required for such Lease; and (2) Seller and Holdings may provide Seller’s Estoppel Certificates to satisfy the Estoppel Requirement subject to the limitations set forth below.  The disclosure or expression of any facts, claims or information by any Tenant in its completed estoppel certificate (or in any Seller’s Estoppel Certificate) shall not be deemed a material variation from the form required if such facts, claims or information were (A) set forth in the Leases or Lease Schedule or otherwise disclosed to Purchaser in writing before the commencement of the Restricted Period, or (B) represent less than $100,000 in the aggregate of all Tenants in potential loss or cost.  Seller shall use commercially reasonable diligent efforts to obtain Tenant Estoppel Certificates from each Tenant; however, if, despite such efforts Sellers are unable to deliver all the Tenant Estoppel Certificates, the applicable Seller and Holdings shall provide a Seller’s Estoppel Certificate substantially in the form attached hereto as Exhibit C-2 for all Leases set forth on the Lease Schedule on the Effective Date that are not otherwise delivered as the Estoppel Requirement; provided, however that Sellers may not, in the aggregate, deliver Seller’s Estoppel Certificates for more than twenty percent (20%) of the total base rent payable under all Leases set forth on the Lease Schedule on the Effective Date and the Estoppel Requirement will not be met unless a Tenant Estoppel Certificate (not a Seller’s Estoppel Certificate) is provided by at least five (5) of the Major Tenants.  With respect to any Tenant for whom a Seller delivers a Seller’s Estoppel Certificate, such Seller shall be entitled to continue to deal with such Tenant after Closing to attempt to obtain a Tenant Estoppel Certificate from such Tenant.  If Purchaser subsequently receives a

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Tenant Estoppel Certificate from any Tenant for whom a Seller has delivered a Seller’s Estoppel Certificate, such Seller shall thereupon be released from liability to the extent that the information contained in the Tenant Estoppel Certificate obtained from the Tenant is consistent with the information contained in Seller’s Estoppel Certificate.  If any Tenant Estoppel Certificate provided to Purchaser before the expiration of the Study Period contains any information that is inconsistent with any Seller Representation, the Seller Representation shall be deemed modified by the information contained in such Tenant Estoppel Certificate.  Without limiting the generality of the foregoing, the parties hereby agree that the delivery of a Tenant Estoppel Certificate that does not conform to the requirements set forth above or which makes a Seller Representation false or misleading shall not, by itself, be deemed a failure of a condition precedent in favor of Purchaser.

Purchaser agrees that in no event shall the failure of Sellers to obtain sufficient Tenant Estoppel Certificates to satisfy the Estoppel Requirement, in and of itself, constitute a default by Sellers under this Agreement.  If any required Tenant Estoppel Certificates have not been delivered to Purchaser at least five (5) Business Days prior to the Initial Closing Date, at Sellers’ election (i) the Closing Date shall be extended to the Second Closing Date for the Properties designated by Sellers (such Properties, the “Estoppel Properties” and each an “Estoppel Property”) so that the Estoppel Requirement is met on the Closing Date and the provisions of Section 6.1(a)(ix) shall apply, or (ii) the applicable Seller(s) shall deliver Sellers’ Estoppel Certificate(s) sufficient to satisfy the Estoppel Requirement (subject to the limitations set forth above).  Notwithstanding anything to the contrary in this Agreement, all Tenant Estoppel Certificates provided to Purchaser before the end of the Study Period shall conclusively be deemed to count toward the satisfaction of the Estoppel Requirement.  If Purchaser believes that any Tenant Estoppel Certificate delivered to it after the end of the Study Period should not count toward the satisfaction of the Estoppel Requirement as provided for in Section 6.1(a)(x) above, Purchaser shall so notify Sellers in writing within three (3) Business Days from Purchaser’s receipt of such Tenant Estoppel Certificate, which notice must set forth in reasonable detail the reasons why Purchaser believes that the Tenant Estoppel Certificate in question does not satisfy the Requirements of Section 6.1(a)(x).  With respect to any Tenant Estoppel Certificate delivered to Purchaser after the end of the Study Period as to which Purchaser does not so provide Sellers with written notice of its objections within such three (3) Business Days setting forth in reasonable detail the reasons why Purchaser believes the Tenant Estoppel Certificate in question does not satisfy the Requirements of the Section 6.1(a)(x), Purchaser shall be deemed to have approved the applicable Tenant Estoppel Certificate.

(xi)                              At least five (5) Business Days prior to the applicable Closing Date, Purchaser shall have received subordination, non-disturbance and attornment agreements (“SNDAs”) from every Tenant for all or substantially all of any of the Properties listed on Exhibit A, which SNDAs shall be on the form (the “Previous SNDA”) previously delivered by such Tenant to the applicable Seller’s lender or such other form (or contents thereof) prescribed by the applicable Lease.  The SNDAs shall be prepared by Purchaser at its expense and delivered to Sellers and their counsel, together with a redline showing changes made from the Previous SNDA, not later than five (5) business Days after the Effective Date.  Sellers shall use commercially reasonable efforts to obtain all SNDAs timely delivered to Sellers.  Any Properties containing a Tenant for which an SNDA is so required and which has not been delivered five (5)

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Business Days prior to the then scheduled Closing Date shall be referenced herein as “SNDA Properties” and each an “SNDA Property”.  If any SNDA has not been delivered to Purchaser at least five (5) Business Days prior to the Initial Closing Date, the Closing Date for such Property shall be extended to the Second Closing Date and the terms and provisions of Section 6.1(a)(ix) shall apply.

(xii)                           If an Unacceptable Title Property, Material Breach Property, Consent Property, ROFR Property, Option Property, SNDA Property, Estoppel Property, Damaged Property or Condemned Property is excluded from this Agreement pursuant to the terms of this Agreement (each, an “Excluded Property” and collectively, the “Excluded Properties”), then (a) this Agreement shall remain in full force and effect, (b) all references in this Agreement to the “Properties” (and all covenants thereof) shall be deemed to exclude the Excluded Properties and all references in this Agreement to the Tenants or Lessees shall exclude the Tenants or Lessees respecting any Excluded Property, (c) all conditions precedent and all Closing deliveries with respect to such Excluded Property shall not apply and (d) all references to the Purchase Price shall be deemed to be the Purchase Price reduced by the Allocated Purchase Price of such Excluded Properties.  Notwithstanding anything to the contrary in this Agreement, (1) if the Property commonly known as 12 Leigh Fisher Boulevard, El Paso, Texas becomes an Excluded Property, then the Property commonly known as 47 Butterfield Circle, El Paso, Texas shall also be an Excluded Property, and vice versa, and (2) if the Property commonly known as 1520 Kepner Drive, Lafayette, Indiana becomes an Excluded Property, then the Property commonly known as 1540-30 Kepner Drive, Lafayette, Indiana shall also be an Excluded Property, and vice versa.

(b)                       Except as otherwise provided in this Agreement, if the conditions precedent in favor of Purchaser set forth above in Section 6.1(a) are not satisfied in all material respects as of the Closing Date (subject to extension pursuant to Sections 6.1(a)(v), (vii), (viii), (x) or (xi)), to the extent applicable), Purchaser may elect in its sole discretion, and as its sole remedy, either to:  (i)  waive such condition and proceed with the Closing as contemplated by this Agreement (without any reduction in the Purchase Price); or (ii) (y) if such condition precedent does not relate to an Excluded Property, terminate this Agreement by written notice thereof to Sellers, in which event the Deposit shall be returned to Purchaser promptly following Purchaser’s request for the same, this Agreement shall terminate and the parties shall have no obligations or liabilities to each other hereunder except for the Purchaser’s Surviving Obligations and the Sellers’ Surviving Obligations and (z) if the condition relates to an Excluded Property, terminate this Agreement with respect to such Excluded Property only in accordance with Section 6.1(a)(xii) or waive such condition with respect to such Excluded Property and proceed to the Closing without exclusion of such Excluded Property to the extent Seller may legally do so.  Notwithstanding the foregoing, if the condition set forth in Section 6.1(a)(i) is not satisfied on account of an intentional and material default by Sellers, Purchaser may exercise its remedies under Section 10.3 below to the extent applicable.

(c)                        Subject to Purchaser’s right to terminate this Agreement prior to the expiration of the Study Period in accordance with the terms of Section 5.2, Purchaser acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Purchaser’s ability to obtain any (i) governmental or quasi-governmental approval of

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changes or modifications in use or zoning, (ii) modification of any existing land use restrictions, (iii) consents to assignments of any service contracts or other agreements which Purchaser requests, (iv) Endorsements to Purchaser’s title insurance policy (unless such Endorsements are customarily and reasonably available in the applicable jurisdictions), or (v) financing for acquisition of the Properties.

(d)                       Prior to the Closing Date, the applicable Sellers shall have completed those certain repairs and renovations listed on Exhibit N (collectively, “Sellers’ Work”) attached hereto, which Sellers and Purchaser acknowledge shall exclude any and all repairs or renovations that the Tenants for such Properties are required to undertake pursuant to the applicable Lease or other relevant document; provided, if any of the Sellers’ Work is not completed at the Closing Date, the Closing shall occur and the amount allocated for the Sellers’ Work, as listed next to the description thereof on Exhibit N and pro-rated for the portion of the Sellers’ Work not completed, shall be escrowed at Closing from sales proceeds and shall be governed by a Post-Closing Escrow Agreement mutually acceptable to Sellers and Purchaser (“Post-Closing Escrow Agreement”).

(e)                        At or before the applicable Closing, a wholly-owned subsidiary of Holdings (the “El Paso Master Tenant”) shall enter into a master lease (the “Master Lease”) for a portion of the El Paso Property with Purchaser’s nominee, for a term of one (1) year from the Closing and under which the rent shall be $2.75 per rentable square foot per annum on a triple net basis.  The form of the Master Lease shall be reasonably agreed upon by Purchaser and the El Paso Master Tenant prior to the expiration of the Study Period and Purchaser shall deliver an initial draft thereof within five (5) Business Days of the Effective Date.  At the applicable Closing, Sellers shall fund an account of the El Paso Master Tenant with sufficient funds to pay its obligations under the Master Lease.  This provision may be revised to accommodate an “earn-out” if a potential long term lease is consummated for the currently vacant property.

(f)                         At least five (5) Business Days prior to the applicable Closing Date, Purchaser shall have received an estoppel certificate in form and substance reasonably acceptable to Sellers and Purchaser, from all parties to any reciprocal easement agreements that are reasonably requested by Purchaser prior to the Title Objection Date and for which the applicable Seller obtained an estoppel certificate in connection with its acquisition of the applicable Property; provided that it shall not be a failure of this condition precedent to Purchaser’s obligations if such estoppel certificate discloses any outstanding items that are the responsibility of Sellers and are paid at Closing from Sellers’ proceeds or which are the responsibility of Tenants under Leases.  Any estoppel certificate delivered in the form obtained by the applicable Seller in connection with its acquisition of a Property shall be deemed an acceptable form to Purchaser.  As part of the Due Diligence Materials, Seller shall deliver to Purchaser copies of all estoppel certificates so obtained by Seller.

(g)                        The sale shall include at least five (5) of the Major Properties.

Section 6.2                                   Conditions Precedent Favoring Sellers.  In addition to any other condition precedent in favor or Sellers as may be expressly set forth in this Agreement, Sellers’ obligations under this Agreement are expressly subject to the timely fulfillment of the conditions

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set forth in this Section 6.2 on or before the Closing Date, or such earlier date as is set forth below.  Each condition may be waived in whole or part only by written notice of such waiver from Seller to Purchaser:

(a)                       Purchaser shall have performed and complied in all material respects with all of the terms of this Agreement to be performed and complied with by Purchaser prior to or at the Closing;

(b)                       On the Closing Date, the representations of Purchaser set forth in Section 7.1 shall be true, accurate and complete in all material respects; and

(c)                        Sellers shall have received the Consents except to the extent any such Consent is with respect to a Consent Property which becomes an Excluded Property pursuant to the terms of this Agreement; and

(d)                       The sale shall include at least five (5) of the Major Properties.

Section 6.3                                   Risk of Casualty.

(a)                       In the event of a Material Casualty with respect to a Property (a “Damaged Property”), Purchaser may, at Purchaser’s sole option, elect to either:

(i)                                     intentionally omitted; or

(ii)                                  remove the Damaged Property from the Properties and treat the Damaged Property as an Excluded Property, whereupon the provisions of Section 6.1(a)(xii) shall govern; provided, however, to the extent that prior to the Second Closing Date, the applicable Seller either restores such Damaged Property substantially to its condition prior to the Material Casualty, as determined by Purchaser in its reasonable discretion or obtains from the Tenant of such Damaged Property a written waiver of such Tenant’s right to (a) terminate the Lease, or (b) abate any post-Closing Rent for the Damaged Property, (1) the Damaged Property shall be included in the Properties to be sold to Purchaser; (2) the Purchaser shall pay the Purchase Price as if the Material Casualty had never occurred and (3) at Closing, Sellers and Purchaser shall make adjustments as provided for in Section 6.5; or

(iii)                               close the transaction contemplated by this Agreement and not treat the Damaged Property as an Excluded Property pursuant to Section 6.3(a)(ii), whereupon the Damaged Property shall be included in the Properties to be sold to Purchaser, Purchaser shall pay the Purchase Price as if the Material Casualty had never occurred and, at Closing, Sellers and Purchaser shall make adjustments as provided for in Section 6.5.

(b)                       In the event of a fire or other casualty that is not a Material Casualty, or if there is a Material Casualty and Purchaser elects to proceed pursuant to Section 6.3(a)(iii), (1) Purchaser shall purchase the Properties in accordance with the terms hereof (without reduction in the Purchase Price) and (2) the parties shall make adjustments as provided for in Section 6.5.  With respect to any Material Casualty, Purchaser shall be deemed to have elected to proceed under Section 6.3(a)(iii) unless, within five (5) Business Days after written notice to Purchaser

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from Sellers of such Material Casualty, Purchaser provides Sellers with written notice that Purchaser elects to terminate this Agreement with respect to such Damaged Property pursuant to Section 6.3(a)(ii).  If applicable, the Closing Date shall be extended to the date which is seven (7) Business Days after the date on which Purchaser receives written notice of any Material Casualty.

(c)                        If Purchaser does not elect to treat a Damaged Property as an Excluded Property, then, with respect to the applicable Damaged Property, Sellers shall not settle any insurance claim without Purchaser’s prior written consent, not to be unreasonably withheld, conditioned or delayed and Sellers agree to cooperate with Purchaser in good faith in connection with the settlement of any insurance claim, including, without limitation, executing documents and instruments necessary to allow Purchaser, following the Closing, to settle and collect all such sums in connection therewith.

Section 6.4                                   Risk of Condemnation.

(a)                       In the event of a Material Condemnation with respect to a Property (a “Condemned Property”), Purchaser may, at Purchaser’s sole option, elect either to:

(i)                                     intentionally omitted; or

(ii)                                  remove the Condemned Property from the Properties and treat the Condemned Property as an Excluded Property, whereupon the provisions of Section 6.1(a)(xii) shall govern; provided, however, to the extent that prior to the Second Closing Date, the applicable Seller obtains from the Tenant of such Condemned Property a written waiver of such Tenant’s right to (a) terminate the Lease, or (b) to abate any post-Closing Rent with respect to such Condemned Property, (1) the Condemned Property shall be included in the Properties to be sold to Purchaser and (2) the Purchaser shall pay the Purchase Price as if the Material Condemnation had never occurred; or

(iii)                               close the transaction contemplated by this Agreement and not treat the Condemned Property as an Excluded Property pursuant to Section 6.4(a)(ii) whereupon the Condemned Property shall be included in the Properties to be sold to Purchaser, Purchaser shall pay the Purchase Price as if the Material Condemnation had never occurred and, at Closing, Sellers and Purchaser shall make adjustments as provided in Section 6.5.

(b)                       Intentionally Omitted.

(c)                        In the event of a condemnation by right of eminent domain that is not a Material Condemnation, or if there is a Material Condemnation and Purchaser elects to proceed under Section 6.4(a)(iii), Purchaser shall purchase the Properties in accordance with the terms hereof (without reduction in the Purchase Price) and the parties shall make adjustments as provided for in Section 6.5.  With respect to any Material Condemnation, Purchaser shall be deemed to have elected to proceed under Section 6.4(a)(iii) unless, within five (5) Business Days from written notice to Purchaser from Sellers of such Material Condemnation, Purchaser provides Sellers with written notice that Purchaser elects to terminate this Agreement with respect to such Condemned Property pursuant to Section 6.4(a)(ii).  If applicable, the Closing

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Date shall be extended to the date which is seven (7) Business Days after the date on which Purchaser receives written notice of any Material Condemnation.

(d)                       If Purchaser does not elect to treat a Condemned Property as an Excluded Property, then, with respect to such Condemned Property, Sellers shall not settle any eminent domain proceeding without Purchaser’s prior written consent, not to be unreasonably withheld, conditioned or delayed and Sellers shall cooperate with Purchaser in good faith with settlement of any eminent domain proceeding.

Section 6.5                                   Allocation of Casualty and Condemnation Proceeds.  If a condemnation or casualty occurs after the Effective Date and this Agreement is not terminated as permitted prior to the expiration of the Study Period pursuant to the terms of Section 5.2 and such Property is not treated as an Excluded Property, as applicable, then this Agreement shall remain in full force and effect, Purchaser shall acquire the Properties upon the terms and conditions set forth herein, and at the Closing:

(a)                       if the awards or proceeds, as the case may be, have been paid to any Seller prior to Closing, Purchaser shall receive a credit at Closing equal to (i) the amount of any such awards or proceeds on account of such condemnation or casualty, plus (ii) if a casualty has occurred and such casualty is an insured casualty, an amount equal to such Seller’s deductible with respect to such casualty, less (iii) an amount equal to the Seller-Allocated Amounts; and

(b)                       to the extent that such award or proceeds have not been paid to any Seller prior to Closing, (i) if a casualty has occurred and such casualty is an insured casualty, Purchaser shall receive a credit at Closing equal to the applicable Seller’s deductible with respect to such casualty, less an amount equal to the Seller-Allocated Amounts, and (ii) such Seller shall assign to Purchaser at the Closing the rights of such Seller to, and Purchaser shall be entitled to receive and retain, such awards or proceeds; provided, however, that within three (3) Business Days after receipt of such awards or proceeds, Purchaser shall pay to such Seller an amount equal to the Seller-Allocated Amounts not previously paid to Seller (and Purchaser’s obligation to pay such amount shall survive the Closing).

Section 6.6                                   Leasing and Other Activities Prior to Closing.

(a)                       Sellers shall provide Purchaser with prompt notice of any Lease Transaction that occurs between the Effective Date and the commencement of the Restricted Period.  Except for any transaction with any affiliate of any Seller and any Material Lease Transaction, Purchaser shall have no right to approve any such activities that are entered into in the normal course of Sellers’ business before the commencement of the Restricted Period.  No Seller shall enter into any Material Lease Transaction without Purchaser’s prior written consent, which consent shall not be unreasonably withheld or delayed.  In addition, during the Restricted Period for each Property, the applicable Seller may not enter into any Lease Transaction without Purchaser’s prior written consent, which consent may not be unreasonably withheld or delayed.  When seeking any required consent from Purchaser, Sellers shall provide Purchaser with a Lease Proposal Notice.  Purchaser agrees to undertake commercially reasonable efforts to review the Lease Proposal Notice and to notify Seller in writing of its approval or disapproval within five

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(5) Business Days of its receipt of the Lease Proposal Notice.  If Purchaser disapproves such request, then Purchaser’s written notice shall specify the reasons for such disapproval.  Notwithstanding anything to the contrary contained herein, the current and pending Lease Transactions more particularly described in Exhibit D shall be excluded from the provisions of this Section 6.6(a), shall not require Purchaser’s consent hereunder and shall be deemed an approved Lease Transaction.

(b)                       Prior to Closing, no Seller shall enter into any new Contracts for any of its Properties or any modifications, renewals or terminations of any existing Contracts that would be binding on the Purchaser after Closing, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Purchaser’s consent shall not be required with respect to any Contract that can be terminated without cause and without penalty on not more than thirty (30) days prior written notice.  Purchaser agrees to undertake commercially reasonable efforts to review the Sellers’ request for consent and to notify Sellers in writing of its consent or disapproval within five (5) Business Days after notice thereof from Sellers.  If Purchaser disapproves any such request, then Purchaser’s written notice shall specify the reasons for such disapproval.

(c)                        During the Restricted Period, the applicable Seller shall not enter into any financing, refinancing, reorganizing, recapitalizing, acquiring or otherwise investing in the Property or acquire any direct or indirect legal, beneficial, equitable or other right, title or interest in the Property, or accept, participate in, assist in, or solicit, a financing, refinancing, reorganization, recapitalization, acquisition, or other investment transaction with any other Person regarding the Property; provided, however, (a) at all times, Seller may discuss possible re-financing or extension of the current loans on the Property with the Property’s current lenders and with Wells Fargo Bank, N.A.; and (b) upon the expiration or sooner termination of the Study Period, Seller may investigate and discuss possible re-financing of the Property with other lenders; provided, further that in no event may any such discussions mentioned in clause (a) or (b) impose any liability or obligations on the Purchaser prior to or after Closing.

(d)                       Prior to the Closing, the applicable Seller agrees not to enter into or record any document, agreement or other instrument that would adversely affect any Sellers’ title to its Property without the prior written consent of Purchaser, which may be withheld in Purchaser’s sole and absolute discretion.

(e)                        Between the Effective Date and the Closing Date of each Property, the applicable Seller agrees to continue to conduct business with respect to the Properties in a good and businesslike fashion consistent in all material respects with their current practices; provided, however, that in no event shall any Seller have any obligation to make any capital improvements or repairs with respect to any Property.

(f)                         Between the Effective Date and the Closing Date of each Property, the appropriate Seller agrees to maintain all insurance policies currently maintained by such Seller with respect to its Property.

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(g)                        Between the Effective Date and the Closing Date of each Property, the applicable Seller agrees to pay when due all costs, expenses and charges incurred in connection with the development, construction and leasing of the Properties, including Lease Expenses except (i) such expenses that are the responsibility of the Tenant or any third party pursuant to the Leases or other Contracts and (ii) to the extent Purchaser expressly agrees to assume payment of such expenses pursuant to the terms of this Agreement.

(h)                       Intentionally Omitted.

(i)                           Between the Effective Date and the Closing Date of each Property, the applicable Seller agrees to use commercially reasonable efforts to perform all the landlord’s material obligations under the Leases and to use commercially reasonable efforts to enforce the obligation of the Tenants thereunder.

(j)                          Between the Effective Date and the Closing Date of each Property, the applicable Seller agrees to use commercially reasonable efforts to obtain from third parties all required Ground Lease Estoppel Certificates, Consents, ROFR Expirations, Purchase Option Expirations, and Tenant Estoppel Certificates.

(k)                       Between the Effective Date and the Closing Date of each Property, the applicable Seller agrees to promptly deliver to Purchaser copies of all material notices delivered or received by Seller in connection with the Leases.

(l)                           Intentionally Omitted.

(m)                   Between the Effective Date and the Closing Date of each Property, the applicable Seller agrees to use commercially reasonable efforts to cause the Unacceptable Exceptions to be satisfied, removed or otherwise expunged from the Official Records or insured over by the Title Company prior to the Closing Date; provided however, such items may be satisfied or released at Closing out of proceeds otherwise payable to Sellers; provided that, as long as Sellers obtain payoff letters on or before the Closing Date and the Title Company is irrevocably committed to issuing the applicable Title Policy without taking exception for such Unacceptable Exceptions, Seller may obtain and record a release of such item following the Closing in accordance with customary conveyancing practices.  Not less than two (2) Business Days before the applicable Closing Date, Seller shall provide Purchaser with a written summary of the status of Seller’s efforts to cause the Unacceptable Exceptions to be satisfied, removed or otherwise expunged from the Official Records or insured over by the Title Company.

(n)                       Purchaser and Sellers shall each promptly provide the other with such financial and credit information, organizational data, confirmation of its compliance with Anti-Money Laundering and Anti-Terrorism Laws and other information as may reasonably be requested by any ground landlord or other relevant party as a condition for its issuance of a Consent.

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ARTICLE 7

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 7.1                                   Purchaser’s Representations.  Purchaser hereby represents, warrants, covenants, and acknowledges to Sellers as follows:

(a)                       Purchaser acknowledges that it is experienced and sophisticated in the acquisition, development, management, leasing, ownership and operation of commercial real estate projects such as the Properties and that, prior to the end of the Study Period, it will have a full and complete opportunity to conduct such investigations, examinations, inspections and analyses of the Properties as Purchaser, in its absolute discretion, may deem appropriate.  Purchaser further acknowledges that, except for Seller Representations, Purchaser has not relied upon any statements, representations or warranties by any Seller Party or any agent of any Seller Party.  Without limiting the foregoing, Purchaser acknowledges and agrees that: (1) any environmental, physical condition or other reports provided to Purchaser by Seller or its agents are provided without any representation or warranty of any kind, express or implied, as to the completeness or accuracy of the facts, presumptions, conclusions or other matters contained therein; (2) Purchaser shall rely solely on its own investigations and on reports prepared by any consultants engaged by Purchaser and not on any environmental, physical condition or other reports provided to Purchaser by Seller or its agents;

(b)                       Except for the Seller Representations and the Seller’s Estoppel Certificate (if any) and other representations or covenants of a Seller set forth in any conveyancing documents to be delivered by Seller to Purchaser pursuant to this Agreement (subject to the time and dollar limitations set forth in Section 10.4 hereof), Purchaser agrees that the Properties shall be sold and that Purchaser shall accept possession of the Properties on the Closing Date strictly on an “AS IS, WHERE IS” AND “WITH ALL FAULTS, LIABILITIES, AND DEFECTS, LATENT OR OTHERWISE, KNOWN OR UNKNOWN” basis, with no right of set-off or reduction in the Purchase Price, and that, except for the Seller Representations, such sale shall be without representation or warranty of any kind, express or implied, including any warranty of income potential, operating expenses, uses, merchantability or fitness for a particular purpose, and Sellers do hereby disclaim and renounce any such representation or warranty.  Purchaser specifically acknowledges that, except for the Seller Representations, Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from Sellers, any other Seller Party or any broker or other agents as to any matters concerning the Properties including:  (1) the income from or value of the Properties; (2) any income to be derived from the Properties; (3) the suitability of the Properties for any and all activities and uses which Purchaser may conduct thereon, including the possibilities for further development of the Properties or construction thereon; (4) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Properties or any improvements thereon; (5) the manner, quality, state of repair or lack of repair of the Property (including the roof, foundation, HVAC systems or any other component of the Property or any improvements thereon); (6) the nature, quality or condition of the Properties, including with respect to water conditions, soil, geological or geotechnical condition (including soil expansiveness, corrosivity, or stability, or seismic, hydrological, geological and topographical conditions and configurations, including, without limitation, any opinions or conclusions of any soils engineer(s) retained to perform geotechnical and/or soils studies or to oversee any soils engineering aspects of developing the Properties); (7) the compliance of or by the Seller, the Properties, or its operation with any codes, laws, rules, ordinances, regulations of any applicable governmental authority or body; (8) the manner or

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quality of the construction or materials incorporated into the Properties; (9) compliance with environmental laws or land use laws, rules, regulations, orders, codes or requirements, including the Americans with Disabilities Act of 1990, the Federal Water Pollution Control Act, the U.S. Environmental Protection Agency regulations at 40 CFR, Part 261, the Clean Water Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, and/or any rules or regulations promulgated under any of the foregoing (as the same may be amended from time to time) or under any other federal, state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials (as the same may be amended from time to time); (10) the presence or absence of radon gas, methane gas, asbestos any other Hazardous Materials at, on, under, or adjacent to the Properties; (11) the conformity of any improvements to any plans or specifications, including any plans and specifications that may have been or may be provided to Purchaser; (12) the conformity of the Properties to past, current or future applicable zoning or building requirements; (13) sufficiency of any undershoring; (14) sufficiency of any drainage; (15) the fact that all or a portion of the Properties may be located on or near an earthquake fault line or in or near an earthquake or seismic hazard zone; (16) the existence of vested land use, zoning or building entitlements affecting the Properties; (17) water rights or the availability of or access to water; (18) the presence or suitability of any utilities or availability thereof; (19) the completeness or accuracy of any information provided to Purchaser by Seller or its agents; (20) any matters relating to the Leases or the Tenants; or (21) any other matter relating to the Properties, the Leases or the Tenants or to the development, construction, operation, or sale of the Properties.  Purchaser further acknowledges and agrees that, except for Seller’s Representations, Sellers are under no duty to make any affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any of the other Seller Parties, and Purchaser, for itself and for its successors and assigns, hereby expressly waives and releases Seller and each of the other Seller Parties from any such duty that otherwise might exist;

Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 7.1(b) shall survive the Closing without limitation;

(c)                        Except as expressly provided below in this Section 7.1(c), Purchaser, on its own behalf and on behalf of each of its successors and assigns and each and all of its and their respective members, officers, directors, employees, parents, affiliates or subsidiaries and each of their respective successors and assigns (collectively, the “Waiver Parties”), hereby releases each Seller and the other Seller Parties from, and irrevocably and unconditionally waives all claims and liability against each Seller and each of the other Seller Parties for or attributable to, the following:

(i)                                     any and all statements or opinions heretofore or hereafter made, or information furnished, by or on behalf of the Seller Parties to Purchaser or any of Purchaser’s agents or representatives; and

(ii)                                  any and all losses, costs, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever, whether known or unknown and foreseen or unforeseen, attributable to the Properties, whether arising or accruing before, on or after the Closing and whether attributable to events or circumstances which have heretofore or may

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hereafter occur, including all losses, costs, claims, liabilities, expenses, demands and obligations with respect to the structural, physical, or environmental condition of the Properties including claims or liabilities relating to the presence, discovery or removal of any Hazardous Materials in, at, under or about the Properties and any other matters described in Section 7.1(b);

Purchaser acknowledges and agrees that (1) Purchaser may hereinafter discover facts different from or in addition to those now (or at the Closing) known to Purchaser, (2) Purchaser’s agreement to release, acquit and discharge Sellers and the other Seller Parties as set forth herein shall remain in full force and effect notwithstanding the existence or discovery of any such additional or different facts, (3) Purchaser knowingly waives any rights, privileges and benefits under any federal, state or local law which may negatively impact the validity or enforceability of any part of the releases set forth in this Agreement, (4) upon the completion of the Closing, each Seller shall be deemed to have satisfied all of its obligations, covenants and liabilities in this Agreement and in any documents executed by such Seller in connection herewith other than those obligations of any Seller that, by the express terms of this Agreement, survive the Closing (in which case such survival shall be subject to the limitations set forth in this Agreement), and (5) Purchaser irrevocably covenants never to commence or prosecute, or to collude with others to commence or prosecute, against Sellers or any other Seller Party any action or proceeding based upon any claim covered by the foregoing release.

Purchaser understands the legal significance of the foregoing provisions and acknowledges and agrees that the provisions of Section 7.1(b)-(c) were a material factor in Sellers’ acceptance of the Purchase Price and that Sellers are unwilling to sell the Properties unless Sellers and the other Seller Parties are expressly released as set forth in Section 7.1 (b)-(c) (collectively, the “Releases”).

The Releases include claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist, which, if known by Purchaser, would materially affect Purchaser’s release of Sellers.  Purchaser specifically waives the provisions of any law of any state, territory or jurisdiction the import of which is as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Notwithstanding anything to the contrary in this Agreement, the provisions of Section 7.1(b)-(c) shall survive the Closing or termination of this Agreement;

(d)                       Purchaser, on its own behalf and on behalf of the Waiver Parties, covenants and agrees never to sue or otherwise commence or prosecute any action or other proceeding against any of the Seller Parties, for a claim released pursuant to this Agreement.  If any of the Waiver Parties asserts a claim that is contrary to the Releases, Purchaser shall indemnify, defend and hold harmless the Seller Parties against whom such claim is asserted for all costs (including court costs, expert fees, and reasonable attorneys’ fees) and liabilities incurred by any of the Seller Parties in connection with such action or proceeding.  The parties hereto agree that this Section 7.1(d) (the “Covenant Not to Sue”) may be pleaded by any Seller

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Party as a full and complete defense to any action or proceeding by a Waiver Party that is contrary to the terms of the Releases, and may be asserted as a basis for abatement of, or injunction against, said action or proceeding and as a basis for a cross-complaint for damages therein.  If a Waiver Party breaches the Covenant Not to Sue, any Seller Party damaged thereby shall be entitled to recover, and Purchaser shall hold harmless and indemnify any such Seller Party from and against, not only the amount of any judgment which may be awarded in favor of such damaged Seller Party, but also for such other actual damages, costs, and expenses as may be incurred by such damaged Seller Party, including court costs, reasonable attorneys’ fees and all other costs and expenses, in preparing the defense of, defending against, or seeking and obtaining abatement of, or injunction against, such action or proceeding, and establishing and maintaining the applicability of the Releases and this Covenant Not to Sue.  Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 7.1(d) shall survive the Closing without limitation;

(e)                        Notwithstanding the other provisions of this Agreement to the contrary, the representations, acknowledgments, disclaimers, waivers, releases and matters set forth in this Article 7 shall not relieve Sellers of their liability for (i) any breach of Sellers’ Representations or Sellers’ covenants under this Agreement that expressly survive Closing, (ii) Sellers’ representations and covenants set forth in any conveyancing documents delivered by Sellers to Purchaser pursuant to the terms of this Agreement (subject to the time and dollar limitations set forth in Section 10.4 hereof), (iii) Sellers’ fraud, or (iv) any matter for which Purchaser shall be expressly indemnified by Sellers under this Agreement, each of (i) through (iv) as and to the extent limited or conditioned by the terms of this Agreement.

(f)                         Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware.  This Agreement constitutes the valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms;

(g)                        There are no actions, suits or proceedings pending or, to the knowledge of Purchaser, threatened, against or affecting Purchaser which, if determined adversely to Purchaser, would adversely affect its ability to perform its obligations hereunder;

(h)                       Neither the execution, delivery or performance of this Agreement nor compliance herewith (a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (1) the charter documents or by-laws of Purchaser, (2) to the best of Purchaser’s knowledge, any law or any order, writ, injunction or decree of any court or governmental authority, or (3) to the best of Purchaser’s knowledge, any agreement or instrument to which Purchaser is a party or by which it is bound or (b) results in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to any such agreement or instrument;

(i)                           No authorization, consent, approval of any governmental authority (including courts) is required for the execution and delivery by Purchaser of this Agreement or the performance of its obligations hereunder;

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(j)                          Purchaser is either acting as a principal in this transaction or is acting for an investor over which Purchaser has discretionary authority in connection with the transaction contemplated hereby;

(k)                       Neither Purchaser, its nominee nor, to Purchaser’s actual knowledge, its affiliates, is in violation of any laws relating to terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56 and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (the “Executive Order”) (collectively, the “Anti-Money Laundering and Anti-Terrorism Laws”).  Neither Purchaser, its nominee nor, to Purchaser’s actual knowledge, its affiliates, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time.  Neither Purchaser, its nominee nor, to Purchaser’s actual knowledge, its affiliates or, without inquiry, any of its brokers or other agents, in any capacity in connection with the sale of the Property (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists referenced above, (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (C) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws.  Neither Purchaser, its nominee, nor any person controlling or controlled by Purchaser, is a country, territory, individual or entity named on a Government List, and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities that contravene any applicable anti-money laundering or anti-bribery laws and regulations (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7));

(l)                           Either:

(i)                                     Purchaser is not, and is not acting on behalf of, (x) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (y) a “plan” as defined in Section 4975(e)(1) of the Code (each of the foregoing a “Plan”) or (z) an entity or account the assets of which constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation 29 CFR Section 2510.3-101, as modified by Section 3(42) of ERISA; or

(ii)                                  The transaction contemplated hereby is entitled to the benefit of Department of Labor Prohibited Transaction Exemption 84-14 because (x) the transaction has been negotiated and entered into on behalf of Purchaser by a “qualified professional asset manager” and (y) the other requirements of that exemption have been satisfied;

(m)                   Either:

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(i)                                     Purchaser is not a “governmental plan” within the meaning of Section 3(32) of ERISA, or

(ii)                                  The execution of this Agreement and the purchase of the Properties by Purchaser are not in violation of any state or local statutes regulating investments of and fiduciary obligations with respect to governmental plans.

Section 7.2                                   Seller’s Representations.  Except as set forth in this Agreement, the Leases, the Lease Schedule, any other Due Diligence Materials or as otherwise disclosed in writing to Purchaser or as Purchaser is otherwise deemed to know, each Seller (with respect to itself but not as to the other Sellers) warrants and represents to Purchaser as set forth in (a) and (b) of this Section 7.2:

(a)                       Representations Concerning Seller.  Each of the Sellers represents and warrants with respect to itself as follows:

(i)                                     This Agreement constitutes the valid and legally binding obligation of each Seller, enforceable against each Seller in accordance with its terms;

(ii)                                  There are no actions, suits or proceedings pending or, to the knowledge of any Seller, threatened, against or affecting any Seller which, if determined adversely to the applicable Seller, would adversely affect their ability to perform its obligations hereunder;

(iii)                               Each Seller has full right, power and authority and is duly authorized to enter into this Agreement, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement;

(iv)                              Neither the execution, delivery or performance of this Agreement nor compliance herewith (a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (1) the charter documents or by-laws of the applicable Seller, (2) to the best of the applicable Seller’s knowledge, any law or any order, writ, injunction or decree of any court or governmental authority, or (3) subject to Section 6.2(c), to the best of the applicable Seller’s knowledge, any agreement or instrument to which the applicable Seller is a party or by which it is bound or (b) results in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to any such agreement or instrument;

(v)                                 Except for the Consents, no authorization, consent, or approval of any governmental authority (including courts) is required for the execution and delivery by the applicable Seller of this Agreement or the performance of its obligations hereunder;

(vi)                              No Seller is a “foreign person” as defined in Section 1445 of the Code;

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(vii)                           Each Seller is a duly formed and validly existing legal entity and is in good standing in any jurisdiction where the failure to be in good standing will have a material adverse impact on its ability to perform its obligations under this Agreement;

(viii)                        Neither any Seller nor, to Sellers’ actual knowledge, any of their respective affiliates, is in violation of the Anti-Money Laundering and Anti-Terrorism Laws.  Neither any Seller nor, to Sellers’ actual knowledge, any of their respective affiliates, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time.  Neither any Seller nor, to Sellers’ actual knowledge, any of their respective affiliates, or, without inquiry, any of its brokers or other agents, in any capacity in connection with the sale of the Property (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists referenced above, (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (C) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws.  Neither any Seller, nor any person controlling or controlled by any Seller, is a country, territory, individual or entity named on a Government List, and the monies used by Sellers in connection with this Agreement and amounts committed with respect hereto, were not and are not derived from any activities that contravene any applicable anti-money laundering or anti-bribery laws and regulations (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7));

(b)                       Representations Concerning the Property.  Each of the Sellers represents and warrants with respect to itself as follows:

(i)                                     To the best of each Seller’s knowledge, each Seller has delivered or made available to Purchaser copies that are true and complete of all Leases existing as of the Effective Date with respect to the Real Property owned (or leased) by such Seller and such Leases are listed on the Lease Schedule;

(ii)                                  Except as set forth on the Lease Schedule, which, to each Seller’s knowledge, is true and accurate in all material respects as of the Effective Date, as of the Effective Date, no Seller has received any written notice from any Tenant claiming that such Seller is currently in default in its material obligations as landlord under such Tenant’s Lease and, to the best of each Seller’s knowledge, as of the Effective Date, there are no facts or circumstances which with the giving of notice and/or the passage of time could reasonably be expected to give rise to a material default by any Seller or Tenant under any Lease;

(iii)                               Except as set forth on the Lease Schedule, as of the Effective Date, there is no outstanding default notice that has been issued by any Seller to any Tenant alleging that such Tenant is in default under its Lease;

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(iv)                              Except as set forth on the Lease Schedule, as of the date of the Lease Schedule:  (1) no Rent has been paid by any Tenant more than one month in advance; (2) no Security Deposits are held by or on behalf of any Seller; (3) except with respect to any expansion, extension or other rights existing under any of the Leases, no Seller has any present or future obligation to provide any Tenant with an allowance to construct, or to construct at its own expense, any tenant improvements; and (4) no Seller has any present or future obligation to pay any lease commissions due with respect to any Lease and all such lease commissions have been paid in full;

(v)                                 Except as set forth on the Lease Schedule, as of the date of the Lease Schedule, to the best of Sellers’ knowledge, there are no Consents, Rights of First Refusal or Purchase Options under the Leases;

(vi)                              As of the Effective Date, no Seller has received any written notice from any governmental authorities stating that there currently is any pending condemnation or eminent domain proceeding relating to the Real Property or that any such proceeding is currently contemplated and, to the best of each Seller’s knowledge, no such proceedings are contemplated (provided, however, that Purchaser and Seller agree that if any such notice has been issued or is issued after the Effective Date, the same shall be governed by Section 6.3 or 6.4, as applicable, and not by Section 6.1(a)(ii)).  As of the Effective Date, no Seller has received any written notice from any governmental authorities of any proposed change in any zoning or other applicable land use law that would prohibit the present use of any Real Property;

(vii)                           Sellers have delivered to Purchaser true and complete copies of all Contracts that are in any Seller’s possession or control and materially affect the ownership, use and operation of any of the Properties;

(viii)                        To the best of Sellers’ knowledge, Sellers have delivered or made available to Purchaser true and complete copies of all warranties or guaranties in any Sellers’ possession or control related to the Properties, as listed on Exhibit K attached hereto (collectively, the “Warranties”).  The Warranties are in full force and effect and shall, to the extent assignable and at Sellers’ reasonable cost, be duly assigned to Purchaser at Closing;

(ix)                              The Designated Seller Representative is the Vice President of Asset Management, of each Seller.  Mr. Barker has served in his capacity for almost six years;

(x)                                 As of the Effective Date, no Seller has received any written notice from any governmental authority alleging that the Real Property owned by such Seller violates any applicable federal, state or local laws, including those related to Hazardous Materials;

(xi)                              None of Sellers has any employees; none of the Sellers has any obligations with respect to employees on site at any Property that will be binding on Purchaser following the Closing; and

(xii)                           STAG Investments Holdings II, LLC (“Holdings”), a Seller under this Agreement owns the Ownership Interests that are membership interests in the Portage Entity and limited partnership interests in the El Paso Entity.  STAG Investments GP, LLC, a wholly-

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owned subsidiary of Holdings and a Seller under this Agreement, owns all of the Ownership Interests in the El Paso Entity that are general partnership interests.  The Ownership Interests are free and clear of all liens and encumbrances.  The Portage Entity has no assets or liabilities other than those described in this Agreement, the Ground Leases, the Leases or in the other Documents.  The El Paso Entity has no assets or liabilities other than those described in this Agreement, the Ground Leases, the Leases or in the other Documents.  The Documents include a true and correct copy of the Operating Agreement and/or Limited Liability Company Agreement governing the Portage Entity as well as the Certificate of Formation pursuant to which the Portage Entity was organized under the laws of the State of Delaware.  Neither the Limited Liability Company Agreement and/or Operating Agreement nor the Certificate of Formation for the Portage Entity has been amended, modified or supplemented, except as delivered as part of the Documents.  The Documents include a true and correct copy of the Limited Partnership Agreement governing the El Paso Entity as well as the Certificate of Limited Partnership pursuant to which the El Paso Entity was organized under the laws of the State of Delaware.  Neither the Limited Partnership Agreement nor the Certificate of Limited Partnership for the El Paso Entity has been amended, modified or supplemented, except as delivered as part of the Documents.

Section 7.3                                   Seller’s Knowledge.  Whenever a representation is qualified by the phrase “to the best of Seller’s knowledge”, or by words of similar import, the accuracy of such representation shall be based solely on the actual (as opposed to constructive or imputed) knowledge of the Designated Seller Representative, without investigation or inquiry, who Purchaser acknowledges that the Designated Seller Representative is named solely for the purpose of defining the scope of Seller’s knowledge and not for the purpose of imposing any liability on or creating any duties running from the Designated Seller Representative to Purchaser and Purchaser agrees that the Designated Seller Representative shall have any liability under this Agreement or in connection with the transactions contemplated hereby.

Section 7.4                                   Notice of Breach.

(a)                       To the extent that, before the expiration of the Study Period, Purchaser obtains actual knowledge or is “deemed to know” (as defined herein) that Sellers’ Representations are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect such actual or deemed knowledge as of the end of the Study Period.

(b)                       If after the expiration of the Study Period but prior to the Closing, Purchaser first obtains actual knowledge that any of the representations or warranties made herein by Sellers are untrue, inaccurate or incorrect in any material respect, Purchaser shall give Sellers written notice thereof within two (2) Business Days of obtaining such actual knowledge (but, in any event, prior to the applicable Closing).  In such event, Sellers shall have the right (but not the obligation) to attempt to cure such misrepresentation or breach and shall, at its option, be entitled to reasonable adjournments of the Closing Date to the Second Closing Date if such notice is delivered before the Initial Closing Date and to extend the Second Closing Date for up to ten (10) Business Days in the aggregate for the purpose of such cure.  If Sellers elect to attempt to so cure but are unable to so cure any misrepresentation or breach of warranty, then

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Purchaser, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (i) to waive such misrepresentations or breaches of representations and warranties and consummate the transaction contemplated hereby without any reduction of or credit against the Purchase Price, or (ii) if Purchaser first obtained actual knowledge of such material misrepresentation or breach of warranty after the end of the Study Period, to terminate this Agreement with respect to the affected Property (a “Material Breach Property”) by written notice given to Sellers prior to the Second Closing Date (provided that Purchaser is allowed to terminate this Agreement in accordance with Section 6.1(a)(ii)), in which event the Material Breach Property shall be an Excluded Property pursuant to Section 6.1(a)(xii).

ARTICLE 8

CLOSING

Section 8.1                                   Closing Date.  The Closing shall take place at 11:00 a.m. (East Coast time) on the Closing Date.  Unless the parties otherwise agree in writing, the Closing shall be conducted through a customary escrow arrangement with the Title Company and, on or before the Closing Date, Sellers shall deliver to the Title Company the documents listed in Section 8.2(a)-(o) and Purchaser shall deliver to the Title Company the documents and funds described in Section 8.3.  The materials described in Section 8.2(p)-(u) shall be delivered directly from Sellers to Purchaser (or Purchaser’s property manager) on or before the Closing Date.  In the event that the Title Company is not unconditionally released by Purchaser to pay to Sellers the full amount of the Purchase Price, as increased or decreased by prorations provided for herein, in immediately available wire transfer funds by 2:00 p.m. (East Coast time), the Closing shall be deemed to be the following Business Day and the credits and prorations shall be recalculated accordingly.

Section 8.2                                   Seller’s Deliveries.  At the Closing, Sellers shall deliver or cause to be delivered into escrow, at Sellers’ sole expense, each of the following items each executed and acknowledged to the extent appropriate:

(a)                       A Deed for each Real Property;

(b)                       A General Assignment for each Property (including an assignment of Warranties);

(c)                        An Assignment and Assumption Agreement for each Property;

(d)                       An Assignment and Assumption Agreement of Ground Lease for each Ground Lease;

(e)                        An Assignment and Assumption Agreement - Membership Interest;

(f)                         An Assignment and Assumption Agreement — Limited Partnership Interest;

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(g)                        An Assignment and Assumption Agreement — General Partnership Interest;

(h)                       Consents to the assignment of the Ground Leases;

(i)                           any waivers of Rights of First Refusal or Purchase Options;

(j)                          the Master Lease;

(k)                       A non-foreign person affidavit sworn to by each Seller as required by Section 1445 of the Code;

(l)                           A certificate updating the Seller Representations substantially in the form of Exhibit G;

(m)                   The Gap Indemnity in the form attached hereto as Exhibit M-1, the Owner’s Affidavit in the form attached hereto as Exhibit M-2 and such evidence or documents as may be reasonably required by the Title Company relating to the status and capacity of each Seller and the authority of the Person or Persons who are executing the various documents on behalf of each Seller in connection with the sale of the Properties;

(n)                       A duly-executed Closing Statement;

(o)                       A Post-Closing Escrow Agreement, if necessary;

(p)                       Any estoppels relating to reciprocal easement agreements;

(q)                       An updated Lease Schedule;

(r)                          All keys in Seller’s possession or control to all locks on the Improvements;

(s)                         Originals of the Leases, to the extent in the possession or control of any Seller;

(t)                          The Tenant Notices; and

(u)                       All Contracts and all other documents in the possession or control of any Seller and material to Purchaser’s ownership or operation of the Properties, including all permits, licenses, approvals, plans, specifications, guaranties and Warranties relating to the Properties and in any Seller’s possession or control, but excluding the Excluded Items.

Section 8.3                                   Purchaser’s Deliveries.  At the Closing, Purchaser shall deliver or cause to be delivered into escrow each of the following items each executed and acknowledged to the extent appropriate:

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(a)                       Immediately available federal funds sufficient to pay the Purchase Price (subject to apportionments and adjustments as set forth herein) and Purchaser’s share of all escrow costs and closing expenses;

(b)                       Duly executed and acknowledged originals of the Assignment and Assumption Agreement, Assignment and Assumption Agreement — Ground Lease for each Ground Lease, Assignment and Assumption Agreement — Membership Interest, Assignment and Assumption Agreement — Limited Partnership Interest, Assignment and Assumption Agreement — General Partnership Interest, the Master Lease and the Closing Statement;

(c)                        A Post-Closing Escrow Agreement, if necessary; and

(d)                       Such evidence or documents as may reasonably be required by the Title Company evidencing the status and capacity of Purchaser and the authority of the Person or Persons who are executing the various documents on behalf of Purchaser in connection with the purchase of the Properties.

Section 8.4                                   Costs and Prorations.

(a)                       General.  Real estate taxes and assessments, Rents and all other items of income and expense with respect to the Properties shall be prorated between Sellers and Purchaser as of the Closing Date in accordance with this Section 8.4.  Except as otherwise provided in this Section 8.4, income and expenses shall be prorated on an accrual basis.  All such items attributable to the period prior to the Closing Date shall be credited or charged to Sellers, and all such items attributable to the period commencing on the Closing Date shall be credited or charged to Purchaser.  All apportionments and prorations made hereunder shall be made based on the number of days of ownership of the Properties in the period applicable to the apportionment.  All adjustments and prorations shall be done without duplication.

(b)                       Rents.  Sellers shall be entitled to all Rent from their Properties attributable to any period before the date on which the Closing occurs.  Purchaser shall be credited at Closing with:  (i) all Security Deposits with respect to the Properties sold to Purchaser hereunder (other than any Security Deposits held in the form of a letter of credit or other non-cash security, as to which each applicable Seller and Purchaser shall enter into a letter agreement substantially in the form of Exhibit L); and (ii) any Rent prepaid to or otherwise collected by any Seller with respect to such Properties for any period beyond the date on which the Closing occurs.  Rents pro-rated at Closing shall be based on Rents collected as of the Closing Date.

(c)                        Delinquent Rent.  Rent shall be prorated at Closing on an accrual basis.  Any Delinquent Rent that is paid after the Closing Date shall, subject to the terms below, be paid to the applicable Seller to whom such Delinquent Rent is owing, and if Delinquent Rent is received by Purchaser, Purchaser shall pay the Delinquent Rent to such Seller promptly after collection by Purchaser; provided, however, that all Rent collected after the Closing Date shall be applied first to payment of amounts due during the month in which the Closing occurred, then to all amounts due Purchaser from the applicable Tenant after the month during which the Closing occurred and last to all Delinquent Rent due to such Seller.  Purchaser shall use diligent efforts to collect any Delinquent Rent after the Closing with respect to the Properties that have

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been acquired by Purchaser, provided that Purchaser shall not be required to commence any legal proceedings or terminate any Lease.  In the event Purchaser commences any action or proceeding against any Tenant and as a result thereof collects any Delinquent Rent which Purchaser is required to remit to any Seller, Purchaser shall be entitled to deduct and retain a portion of the amount collected which is equal to the actual, third party expenses incurred by Purchaser in connection with the collection of such Delinquent Rent.  Purchaser shall not waive any Delinquent Rent or modify or amend any Lease so as to reduce the Delinquent Rent owed by the Tenant for any period in which any Seller is entitled to receive such Delinquent Rent, without first obtaining such Seller’s written consent.  If Purchaser fails to pay any Delinquent Rent due to any Seller under the terms hereof within thirty (30) days of Purchaser’s receipt of the same, the amount due to such Seller shall thereafter bear interest at any annual rate of ten percent (10%), compounded monthly.  As of the date set forth for the final closing adjustment in Section 8.4(h), any Delinquent Rent which has not then been paid shall be deemed assigned to Seller, provided that, without the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole discretion, no Seller shall take any action against a Tenant owing Delinquent Rent from and after the Closing Date other than from time to time issuing written requests for payment to the applicable Tenants.

(d)                       Taxes.  The following provisions shall apply with respect to real estate taxes assessed against the Properties:

(i)                                     With respect to any Property that is subject to a Lease under which the Tenant pays real estate taxes directly to the taxing authority, no proration shall be made between Sellers and Purchaser;

(ii)                                  With respect to any Property subject to a so-called triple net Lease under which the Tenant is responsible for real estate taxes (but does not pay the same directly to the taxing authority), there shall be no proration for real estate taxes except as follows:

(1)                                 if any Seller has collected payments from the Tenant on account of real estate taxes and, as of the Closing, such Seller has not applied such amounts toward the payment of real estate taxes (any such unapplied amount, the “Unapplied Tax Collections”), then with respect to such Property Purchaser shall receive a credit equal to the greater of:  (y) an amount equal to the unpaid real estate taxes assessed for the Tax Year in which the Closing occurs multiplied by a fraction, the numerator of which is the number of days from the commencement of such Tax Year to and including the day before the Closing and the denominator of which is the total number of days in such Tax Year; and (z) an amount equal to the Unapplied Tax Collections received by such Seller with respect to such Real Property;

(2)                                 if any Seller has paid any real estate taxes attributable to any period from and after the Closing, and provided that such Seller has not previously been reimbursed by the Tenant for such payment, then Purchaser shall reimburse Seller for such payment promptly after it collects such amounts from the applicable Tenant;

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(iii)                               With respect to any Property that is vacant or is subject to a so-called gross Lease in which Sellers are responsible for real estate taxes, real estate taxes assessed for the Tax Year in which the Closing occurs shall be prorated at Closing based upon the actual number of days in such Tax Year, with Sellers being responsible for that portion of such Tax Year occurring prior to 11:59 p.m. on the date prior to the Closing Date and Purchaser being responsible for that portion of such Tax Year occurring after 11:59 p.m. on the date prior to the Closing Date.

With respect to any real estate tax proration, if the most recent tax bill received by Sellers before the Closing Date is not the actual current tax bill, then Sellers and Purchaser shall prorate the taxes at the Closing by applying 100% of the tax rate for the period covered by the most current available tax bill to the latest assessed value.  Subject to Section 8.4(h), any refunds of real estate taxes made after the Closing shall first be applied to the unreimbursed third-party costs incurred by Sellers or Purchaser in obtaining the refund, then paid to any Tenants who are entitled to the same and the balance, if any, shall be paid to Sellers (for the period prior to the Closing Date) and to Purchaser (for the period commencing on and after the Closing Date).

(e)                        Assessment Installments.  If there are special assessments pending against any Properties, Sellers shall pay any installments of such special assessments that are due and payable prior to the Closing and Purchaser shall pay all installments of such special assessments on or after the Closing; provided, however, that:  (i) Sellers shall not be required to pay any installments of special assessments that are assessed after the Effective Date and that relate to projects that have not been completed as of the Effective Date; and (ii) Sellers shall have no obligation to pay (and Purchaser shall not receive a credit for) any special assessments to the extent that such assessments are required to be paid for directly by any Tenant.

(f)                         Utilities.  No proration shall be made with respect to utilities that are paid by Tenants under the Leases.  With respect to any Property as to which there are utility costs that are not the responsibility of a Tenant, final readings and final billings for utilities will be made if possible as of the Closing Date, in which event no proration shall be made at the Closing with respect to utility bills; otherwise a proration shall be made based upon the parties’ reasonable good faith estimate.  Utility Deposits, plus any interest on the Utility Deposits to which Sellers are or will be entitled that are held by the provider of the utilities and which are freely transferable to Purchaser, shall at the election of the applicable Seller be assigned by such Seller to Purchaser and Purchaser shall pay such Seller the full amount thereof at the Closing.  Sellers shall retain the right to obtain a refund of any Utility Deposits which are not assigned to Purchaser, and Purchaser will cooperate with any Seller as reasonably requested (at no out-of-pocket cost or expense to Purchaser) in obtaining any refund.  Notwithstanding the foregoing, Purchaser shall not receive any credit for utility payments due after the Closing to the extent that (i) Tenants are obligated under their Leases to pay such amounts, and (ii) Sellers has not received any payments from such Tenants on account of amounts due after the Closing.

(g)                        Continuing Contracts.  Prepaid charges, payments and accrued charges under any Contracts assigned to Purchaser shall be prorated at Closing in a manner reasonably acceptable to Sellers and Purchaser.

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(h)                       Closing Statement.  Purchaser and Sellers shall cooperate to produce prior to the Closing Date a schedule of prorations and closing costs that is as complete and accurate as reasonably possible (the “Closing Statement”).  If at the time of the Closing insufficient information is available to allow for a final proration of any item to be prorated hereunder, then a preliminary proration shall be made based on the best information then available and any required adjustments to such initial estimated prorations shall be made by the parties with due diligence and cooperation within sixty (60) days following the Closing, or such later time as may be required to obtain necessary information for proration, by prompt cash payment to the party yielding a net credit from such prorations from the other party.  If, after the Closing, any error is discovered on the Closing Statement, then the parties shall correct such error by prompt cash payment to one another as aforesaid.  The provisions of this paragraph shall survive Closing until December 31, 2012 and after such date no further adjustments or reproprations shall be made.

(i)                           Closing Costs.

(1)                                 Sellers shall pay:  (A) for each Property, the real property transfer taxes due on account of the sale of the Properties to the extent it is customary in the City, County and State where such Property is located for such amounts to be paid by a seller; (B) one-half of the Title Company’s customary escrow charges; and (C) the fees of its own attorneys.

(2)                                 Purchaser shall pay:  (A) all costs incurred by it associated with its due diligence, including the cost of surveys, appraisals, architectural, engineering, credit and updated physical condition and environmental reports; (B) for each Property, the cost of the Title Policies and any affirmative coverage or any Endorsements to the Title Policies; (C) charges for any lender’s title insurance policies, if any; (D) for each Property, (i) all recording fees due on account of the sale of the applicable Property (other than recording fees related to the release of Seller’s mortgage) (ii) the real property transfer taxes due on account of the sale of the Properties to the extent it is customary in the City, County and State where such Property is located for such amounts to be paid by a purchaser and (ii) all mortgage recording taxes or similar taxes or charges, if applicable; (E) one-half of the Title Company’s customary escrow charges; and (F) the fees of its own attorneys.

(3)                                 All other customary purchase and sale closing costs shall be paid by Sellers or Purchaser in accordance with the custom in the jurisdiction where each Property is located.

(4)                                 The provisions of this Section 8.4(i) shall survive the Closing or the earlier termination of this Agreement.

(i)                                     Lease Expenses.

(1)                                 With respect to Lease Expenses paid or incurred by any Seller after the Effective Date related to the Lease Transactions listed on the Lease Schedule

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or approved by Purchaser in accordance with Section 6.6, Purchaser shall pay and be solely responsible for the payment of all Lease Expenses.  At Closing, Purchaser shall reimburse the applicable Seller for any Lease Expenses to the extent that the same have been paid by such Seller prior to the Closing and such Seller has provided Purchaser with reasonably acceptable evidence of such payment.  In addition, at Closing, (i) Purchaser shall assume Sellers’ obligations to pay, when due (whether on a stated due date or accelerated) any Lease Expenses unpaid as of the Closing, and (ii) Purchaser hereby agrees to indemnify and hold Sellers harmless from and against any and all costs and liabilities (including reasonable attorneys’ fees, expenses and disbursements) with respect to such Lease Expenses which remain unpaid at the time of Closing, which obligations of Purchaser shall survive the Closing. Notwithstanding anything to the contrary in this Agreement, Purchaser’s obligations under this Section 8.4(j)(1) shall survive the Closing.

(2)                                 Each party shall make available to the other all records, bills, vouchers and other data in such party’s control verifying Lease Expenses and the payment there

Section 8.5                                   Tenant Notices.  Sellers and Purchaser covenant and agree to execute, at Closing, a written notice of the acquisition of the Properties by Purchaser, in sufficient copies for transmittal to all applicable Tenants and properly addressed to all such Tenants (the “Tenant Notices”).  Such notice shall be prepared by Purchaser and approved by Sellers, shall notify the Tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Purchaser or required by law.  Purchaser shall submit the Tenant Notices to Seller not less than five (5) Business Days before the Closing Date.  Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Purchaser agrees to transmit or otherwise deliver such letters to the Tenants promptly after the Closing.

ARTICLE 9

REAL ESTATE COMMISSION

Section 9.1                                   Commissions.  If and when, but only if and when, the Closing are completed and the Purchase Price is paid in full, Sellers shall be obligated to pay a real estate commission and/or brokerage fee to Seller’s Broker in accordance with a separate agreement between Sellers and Seller’s Broker.  Sellers and Purchaser represent and warrant to each other that no other brokerage fee or real estate commission is or shall be due or owing in connection with this transaction.  Sellers hereby agree to indemnify, defend and hold harmless Purchaser from and against any claim made by Seller’s Broker, and Sellers and Purchaser each hereby agree to indemnify, defend and hold the other harmless from any and all claims of any other broker or agent based on action or alleged action of the other.  The provisions of this paragraph shall survive the Closing.

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ARTICLE 10

TERMINATION AND DEFAULT

Section 10.1                            Termination without Default.  If the sale of the Properties is not consummated because of the failure of any condition precedent to Purchaser’s obligations expressly set forth in this Agreement or for any other reason except a default by Purchaser in its obligation to purchase the Properties in accordance with the provisions of this Agreement, and provided that Purchaser has performed or tendered performance of all of its material obligations under this Agreement then required to have been performed by Purchaser (provided Purchaser shall not be required to have tendered the Purchase Price) and the Closing Date with respect to such Properties is not extended pursuant to an express provision of this Agreement or by mutual agreement of the parties, then the Deposit shall promptly be returned to Purchaser promptly following Purchaser’s request for the same.  Except as otherwise expressly provided for in this Agreement, any termination of this Agreement for any reason shall be a termination with respect to all of the Properties that have not been acquired by Purchaser as of the time of such termination.

Section 10.2                            Purchaser’s Default.  If the Closing contemplated hereby is not consummated because of a default by Purchaser in its obligation to purchase the Properties in accordance with the terms of this Agreement after Sellers have performed or tendered performance of all of their material obligations in accordance with this Agreement, then:  (a) this Agreement shall terminate; (b) the Deposit shall be paid to and retained by Sellers as liquidated damages; and (c) except for Purchaser’s Surviving Obligations, Sellers and Purchaser shall have no further obligations to each other.  THE PARTIES HERETO, BEFORE ENTERING INTO THIS AGREEMENT, HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLERS IN THE EVENT THAT PURCHASER SHOULD FAIL TO PURCHASE THE PROPERTY SUBJECT TO AND IN ACCORDING TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.  PURCHASER AND SELLERS ACKNOWLEDGE THAT THE DAMAGES TO SELLERS IN THE EVENT OF A BREACH OF THIS AGREEMENT BY PURCHASER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT REPRESENTS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES THAT WOULD BE SUFFERED BY SELLERS IF THE TRANSACTION SHOULD FAIL TO CLOSE AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE EFFECTIVE DATE AND UNDER THE CIRCUMSTANCES THAT SELLERS AND PURCHASER REASONABLY ANTICIPATE WOULD EXIST AT THE TIME OF SUCH BREACH.  THE PARTIES, HAVING MADE A DILIGENT ENDEAVOR TO ASCERTAIN THE ACTUAL COMPENSATORY DAMAGES WHICH SELLERS WOULD SUFFER IN THE EVENT OF PURCHASER’S FAILURE TO PURCHASE THE PROPERTY SUBJECT TO AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT, HEREBY AGREE THAT THE REASONABLE ESTIMATE OF SAID DAMAGES IS THE SUM EQUAL TO THE AMOUNT OF THE DEPOSIT.  THEREFORE, IN THE EVENT THAT THE SALE CONTEMPLATED HEREBY SHALL FAIL TO CLOSE FOR ANY REASON OTHER THAN SELLERS’ DEFAULT HEREUNDER OR THE FAILURE OF ANY CONDITION PRECEDENT IN FAVOR OF PURCHASER EXPRESSLY

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SET FORTH IN THIS AGREEMENT, SELLERS SHALL BE ENTITLED TO AND SHALL RETAIN THE ENTIRE DEPOSIT AS LIQUIDATED DAMAGES AND AS ITS SOLE REMEDY AT LAW OR IN EQUITY.  THE AMOUNT OF THE LIQUIDATED DAMAGES HAS BEEN ESTABLISHED BY THE PARTIES AS THE AMOUNT OF THE MONETARY DAMAGES SELLER WILL SUFFER BASED SOLELY UPON A FAILURE BY PURCHASER TO PURCHASE THE PROPERTY AND SELLERS SHALL BE ENTITLED TO RECOVER NO OTHER DAMAGES FROM PURCHASER BASED SOLELY UPON A FAILURE BY PURCHASER TO PURCHASE THE PROPERTY.

This Section 10.2 is intended only to liquidate and limit Sellers’ right to damages arising due to Purchaser’s failure to purchase the Properties in accordance with the terms of this Agreement and shall not limit the obligations of Purchaser pursuant to Sections 5.1, 5.3, 9.1, 11.8, or 11.18 of this Agreement.

Section 10.3                            Seller’s Default.  If Purchaser shall have performed or tendered performance of all of its material obligations under this Agreement (provided Purchaser shall not be required to have tendered the Purchase Price), and the sale contemplated hereby is not consummated because of a default by any Seller in its obligation to sell the Properties in accordance with the terms of this Agreement, then, Purchaser may, as its sole and exclusive remedy at law or in equity:  (a) terminate this Agreement by giving written notice thereof to the Sellers, in which event the Deposit will promptly be returned to Purchaser following Purchaser’s request for the same and the Sellers shall reimburse Purchaser for all reasonable, third party out-of-pocket costs and expenses incurred by Purchaser in connection with this Agreement up to $250,000 (and subject to receipt by Sellers of reasonably acceptable verification of such third party expenses), whereupon this Agreement shall terminate and the parties shall have no further obligations to each other except for Purchaser’s Surviving Obligations; (b) waive such default and consummate the transactions contemplated hereby in accordance with the terms of this Agreement; or (c) specifically enforce Sellers’ obligations to sell all (but not less than all except as otherwise provided in this Agreement) of the Properties in accordance with the terms and conditions of this Agreement.  Purchaser hereby irrevocably waives any other right or remedy for such default.  As a condition precedent to Purchaser exercising any right to bring an action for specific performance as the result of Sellers’ default hereunder, Purchaser must commence such action within sixty (60) days after the scheduled Closing Date, as may be extended.  Purchaser agrees that its failure timely to commence such an action for specific performance within such sixty (60) day period shall be deemed a waiver by it of its right to commence such an action.

Section 10.4                            Breach of Representations.  Sellers and Purchaser agree that, following the Closing, each Seller and Purchaser shall be liable for the direct, but not consequential or punitive, damages resulting from any breach of its representations and warranties expressly set forth in Article 7 hereof and in the case of Seller (and Holdings), in any Seller Estoppel Certificates delivered by Sellers and Holdings at Closing and for other indemnifications and covenants contained in any documents delivered by Sellers and/or Holdings at Closing; provided, however, that:  (i) the aggregate liability of all Sellers and Holdings for all such breaches, indemnifications and any matters relating thereto shall not exceed the Claim Cap (thus, by way of example, if one Seller pays an amount equal to the Claim Cap, then neither that Seller

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nor any other Seller (including Holdings) shall have any further liability); (ii) the total liability of Purchaser for all such breaches and any matters relating thereto shall not, in the aggregate, exceed the Claim Cap; (iii) such representations, warranties, indemnifications and covenants are personal to Sellers and Purchaser and may not be assigned to or enforced by any other Person, other than to an assignee of Purchaser in accordance with Section 11.3; and (iv) the representations, warranties, covenants and indemnifications of Sellers and the representations and warranties of Purchaser set forth in this Agreement or in any document or certificate delivered by Sellers in connection herewith shall survive the Closing for a period of six (6) months, and no action or proceeding thereon shall be valid or enforceable, at law or in equity, if a legal proceeding is not commenced within that time.  Notwithstanding the foregoing, however, if the Closing occurs, Purchaser hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Sellers for damages that Purchaser may incur, or to rescind this Agreement and the transactions contemplated hereby, as the result of any of Sellers’ representations or warranties being untrue, inaccurate or incorrect if Purchaser knew or is deemed to know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing.  Purchaser further agrees that no claim may or shall be made for any alleged breach of any representations or warranties made by Sellers under or relating to this Agreement (including any claim under any Seller’s Estoppel Certificate) or any indemnification claim under any document delivered at Closing unless the amount of such claim or claims, individually or in the aggregate, exceeds $100,000 (in which event the full amount of such valid claims against Sellers shall be actionable up to, but not in excess of, the Claim Cap).

ARTICLE 11

MISCELLANEOUS

Section 11.1                            Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements among the parties.  All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

Section 11.2                            Binding On Successors and Assigns.  Subject to Section 11.3, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11.3                            Assignment by Purchaser.  Without the prior written consent of Sellers, Purchaser shall not, directly or indirectly, assign this Agreement or any of its rights hereunder.  Any attempted assignment in violation hereof shall, at the election of Sellers, be of no force or effect and shall constitute a default by Purchaser.  Notwithstanding the foregoing, Purchaser may assign its rights under this Agreement subject to the following conditions:  (a) the assignment must be to a limited partnership, limited liability company, real estate investment trust or other entity controlled by or affiliated with Purchaser or the owners of Purchaser as of the Effective Date and in which Purchaser or the owners of Purchaser as of the date of such assignment own, directly or indirectly, an equity interest in such assignee and Purchaser or the owners of Purchaser shall be the manager, managing member or general partner such assignee (a “Qualified

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Assignee”); (b) such Qualified Assignee must assume all of Purchaser’s obligations hereunder in a manner reasonably acceptable to Seller and become jointly and severally liable with Purchaser for all such obligations; (c) the Study Period shall have ended; and (d) prior to making the proposed assignment (but in no event later than the date that is five (5) Business Days prior to the Closing Date), Purchaser shall provide Sellers with notice thereof and evidence that the foregoing conditions are satisfied.  In addition, Purchaser may direct Sellers to convey each Property to a different entity formed by Purchaser specifically for the purpose of taking title thereto, provided that (1) such entity must be a Qualified Assignee or owned and controlled by a Qualified Assignee, (2) such entity must assume all of Purchaser’s obligations hereunder with respect to the Property to be acquired by it in a manner reasonably acceptable to Sellers and shall be jointly and severally liable with Purchaser and all other entities designated to take title to a Property, for Purchaser’s obligations under this Agreement, (3) Purchaser shall give Seller prior written notice of the designated entities not less than ten (10) Business Days before the Closing Date, and (4) Purchaser shall be responsible for any increased cost (other than Sellers’ attorneys’ fees) in connection with using multiple entities to take title to the Properties.

Section 11.4                            Waiver.  The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving.  No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Purchaser of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

Section 11.5                            Governing Law; Jurisdiction.

(a)                       This Agreement and all documents executed and delivered in connection herewith shall be construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of choice of law or conflicts of law.

(b)                       In recognition of the benefits of having any disputes with respect to this Agreement resolved by an experienced and expert person, Seller and Purchaser hereby agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto on or with respect to this Agreement or which in any way relates, directly or indirectly, to this Agreement or any event, transaction, or occurrence arising out of or in any way connected with this Agreement or the Properties, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury.  EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

(c)                        Each of the Sellers and the Purchaser:  (i) agree that any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or any documents delivered in connection herewith shall be brought only in the courts of the State of Delaware, the State of New York or the United States District Court for the District of Delaware or the United States District Court for the Southern District of New York; (ii) irrevocably submits itself to the exclusive jurisdiction of the such courts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or any

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documents delivered in connection herewith, (ii) waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) consents to service of process by registered mail at the address to which notices are to be given if personal service is not with the exercise of reasonable efforts possible.

The provisions of this Section 11.5 shall survive the Closing or termination of this Agreement.

Section 11.6                            Counterparts.  This Agreement may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts.  All counterparts shall collectively constitute a single agreement.  A facsimile signature to this Agreement shall be sufficient to prove the execution hereby by any Person.

Section 11.7                            Notices.  All notices or other communications required or provided to be sent by either party shall be in writing and shall be sent by:  (i) by any nationally known overnight delivery service for next day delivery, or (ii) delivered in person, or (iii) by facsimile, or (iv) by e-mail; provided that any delivery by facsimile or e-mail shall be confirmed by overnight delivery of the copy of the facsimile or e-mail.  All notices shall be deemed to have been given upon one day after deposit with an overnight delivery service with respect to delivery by an overnight delivery service.  All notices shall be addressed to the parties at the addresses below:

To Any Seller or All Sellers:	STAG Investments Holdings II, LLC
c/o STAG Industrial Management, LLC
99 High Street, 28th Floor
Boston, MA 02110
Attention: Benjamin Butcher
Facsimile: 617-574-0052
E-mail: bbutcher@stagindustrial.com

and a copy to:	DLA Piper LLP (US)
33 Arch Street
Boston, Massachusetts 02110
Attention: John L. Sullivan, Esq.
Facsimile: 617-406-6129
E-mail: John.Sullivan@dlaper.com

And

Attention: Barbara A. Trachtenberg, Esq.
Facsimile: 617-406-6111
E-mail: Barbara.Trachtenberg@dlapiper.com

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and a copy to:	STAG Industrial Management, LLC
99 High Street, 28th Floor
Boston, MA 02110
Attention: General Counsel
Facsimile: 617-574-0052
E-mail: karnone@stagindustrial.com

To Purchaser:	STAG Industrial Holdings, LLC
c/o STAG Industrial Management, LLC
99 High Street, 28th Floor
Boston, MA 02110
Attention: Jeffrey D. Furber
Facsimile: 617-261-9555
E-mail: jfurber@aew.com

and a copy to:	WilmerHale
60 State Street
Boston, Massachusetts 02110
Attention: Sean T. Boulger, Esq.
Facsimile: 617-526-6870
E-mail: sean.boulger@wilmerhale.com

and a copy to:	STAG Industrial Management, LLC
99 High Street, 28th Floor
Boston, MA 02110
Attention: General Counsel
Facsimile: 617-574-0052
E-mail: karnone@stagindustrial.com

Any notice which is delivered by Purchaser to STAG Industrial Management, LLC as set forth above shall be deemed an effective notice as to all Sellers, notwithstanding the fact that such Sellers are not individually listed as addressees in such notice.  Any notice which is delivered by STAG Industrial Management, LLC on behalf of Sellers shall be deemed an effective notice from all Sellers.  Any address or name specified above may be changed by notice given to the addressee by the other party in accordance with this Section 11.7.  The inability to deliver notice because of a changed address of which no notice was given as provided above, or because of rejection or other refusal to accept any notice, shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept.  Any notice to be given by any party hereto may be given by the counsel for such party.

Section 11.8                            Attorneys’ Fees.  In the event of a judicial or administrative proceeding or action by one party against the other party with respect to the interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover reasonable costs and expenses including reasonable attorneys’ fees and expenses, whether at the investigative, pretrial, trial or appellate level.  The prevailing party shall be determined by the court based upon an assessment of which party’s major arguments or position prevailed.

54

Section 11.9                            IRS Real Estate Sales Reporting.  Purchaser and Seller hereby agree that the Title Company shall act as “the person responsible for closing” the transaction which is the subject of this Agreement pursuant to Section 6045(e) of the Code and shall prepare and file all informational returns, including IRS Form 1099 S, and shall otherwise comply with the provisions of Section 6045(e) of the Code.

Section 11.10                     Time Periods.  Any reference in this Agreement to the time for the performance of obligations or elapsed time shall mean consecutive calendar days, months, or years, as applicable.  In the event the time for performance of any obligation hereunder expires on a day that is not a Business Day, the time for performance shall be extended to the next Business Day.

Section 11.11                     Modification of Agreement.  No modification of this Agreement shall be deemed effective unless in a written amendment signed by Sellers and Purchaser that expressly states that it is intended to modify this Agreement.

Section 11.12                     Further Instruments.  Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

Section 11.13                     Descriptive Headings; Word Meaning.  The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.  Words such as “herein”, “hereinafter”, “hereof” and “hereunder” when used in reference to this Agreement, refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires.  The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.  The word “including” shall not be restrictive and shall be interpreted as if followed by the words “without limitation.”

Section 11.14                     Time of the Essence.  Time is of the essence of this Agreement and all covenants and deadlines hereunder.  Without limiting the foregoing, Purchaser and Sellers hereby confirm their intention and agreement that time shall be of the essence of each and every provision of this Agreement, notwithstanding any subsequent modification or extension of any date or time period that is provided for under this Agreement.  The agreement of Purchaser and Sellers that time is of the essence of each and every provision of this Agreement shall not be waived or modified by any conduct of the parties, and the agreement of Purchaser and Sellers that time is of the essence of each and every provision of this Agreement may only be modified or waived by the express written agreement of Purchaser and Sellers that time shall not be of the essence with respect to a particular date or time period, or any modification or extension thereof, which is provided under this Agreement.

Section 11.15                     Construction of Agreement.  This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have

55

been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Sellers have contributed substantially and materially to the preparation of this Agreement.

Section 11.16                     Limitations on Liability.  Notwithstanding anything to the contrary in this Agreement, and subject to any additional limitations on Sellers’ liability set forth elsewhere in this Agreement:  (a) Purchaser’s recourse against Sellers under this Agreement or any agreement, document, certificate or instrument delivered by Sellers hereunder, or under any law, rule or regulation relating to the Properties, shall be limited to Sellers’ interest in the Properties (or, following the Closing, to the net proceeds of the sale of the Properties actually received by Sellers); (b) in no event shall any of the Seller Parties have any personal liability hereunder or otherwise; (c) the liability of each Seller under this Agreement and any document executed in connection herewith shall be several and not joint and several and (d) if a Seller’s Property becomes an Excluded Property and the Closing with respect thereto does not occur such that such Seller has no Properties for sale under this Agreement, then such Seller shall cease to be a party to this Agreement.  The foregoing limitations shall not apply to Holdings, and Holdings shall be jointly and severally liable for the obligations, representations and warranties of itself and each other Seller (other than Sellers of Excluded Properties with respect to which Closing does not occur).  The acceptance of the Deed (or Assignment and Assumption Agreement with respect to Ownership Interests, as applicable) shall constitute full performance of all of Sellers’ obligations hereunder other than those obligations of Seller, if any, that by the express terms hereof are to survive the Closing.

Section 11.17                     Severability.  The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions.  If, however, any provision in this Agreement is found by a court of law to be in violation of any applicable local, state, or federal law, statute, ordinance, administrative or judicial decision, or public policy, or if in any other respect such a court declares any such provision to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that, consistent with and with a view towards preserving the economic and legal arrangements among the parties hereto as expressed in this Agreement, such provision shall be given force and effect to the fullest possible extent, and that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, or unenforceable provision were not contained herein, and that the rights, obligations, and interests of the parties under the remainder of this Agreement shall continue in full force and effect.

Section 11.18                     No Recording.  The provisions hereof shall not constitute a lien on the Properties.  Neither Purchaser nor its agents or representatives shall record or file this Agreement or any notice or memorandum hereof in any public records.  If Purchaser breaches the foregoing provision, this Agreement shall, at Sellers’ election, terminate, and Sellers shall retain the Deposit in accordance with Section 10.2.  Purchaser hereby irrevocably appoints each applicable Seller as its true and lawful attorney-in-fact, coupled with an interest, for the purpose of executing and recording such documents and performing such other acts as may be necessary to terminate any recording or filing of this Agreement in violation of this provision.

Section 11.19                     No Implied Agreement.  None of Sellers or Purchaser shall have any obligations in connection with the transaction contemplated by this Agreement unless both Seller

56

and Purchaser, each acting in its sole discretion, elects to execute and deliver this Agreement to the other party.  No correspondence, course of dealing or submission of drafts or final versions of this Agreement between Sellers and Purchaser shall be deemed to create any binding obligations in connection with the transaction contemplated hereby, and no contract or obligation on the part of Sellers or Purchaser shall arise unless and until this Agreement is fully executed by each Seller and Purchaser.  Once executed and delivered by Sellers and Purchaser, this Agreement shall be binding upon them notwithstanding the failure of Escrow Agent or any broker or other Person to execute this Agreement.

Section 11.20                     Facsimile Signatures.  Signatures to this Agreement, any amendment hereof and any notice given hereunder, transmitted by telecopy shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original of this Agreement (and any amendment hereto) with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement (or any amendment hereto), it being expressly agreed that each party to this Agreement shall be bound by its own telecopied signature and shall accept the telecopied signature of the other party to this Agreement.

Section 11.21                     Publicity.  The parties agree that, except as may be required by applicable law (including, without limitation, the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange if applicable), prior to Closing no party shall contact or conduct negotiations with public officials (except in connection with its due diligence activities hereunder), make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other party, which consent shall not be unreasonably withheld.  If Purchaser is a public company, Sellers shall not trade in the securities of Purchaser until a public announcement of the transactions contemplated by this Agreement has been made.  After Closing, Purchaser agrees not to disclose specific Purchase Price information in any public pronouncements, press releases or other such disclosures (excluding therefrom any disclosure required by the Securities and Exchange Commission) without Sellers’ consent, which shall not be unreasonably withheld.

[The balance of this page has intentionally been left blank.  Signature pages follow.]

57

IN WITNESS WHEREOF, Sellers and Purchaser have executed this Agreement as of the Effective Date.

SELLERS:

STAG INVESTMENTS HOLDINGS II, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG INVESTMENTS GP, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II ALBANY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II STERLING HEIGHTS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

[Signature Page to Real Estate Purchase and Sale Agreement]

STAG II NOVI, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II HOLLAND, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II GREENWOOD, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II LAFAYETTE, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II LANSING, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

[Signature Page to Real Estate Purchase and Sale Agreement]

STAG II O’HARA, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II INDEPENDENCE, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II WICHITA 2, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II JACKSON, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II KANSAS CITY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

[Signature Page to Real Estate Purchase and Sale Agreement]

STAG II MARION, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II MISHAWAKA, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II PARSONS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG II PHENIX CITY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

[PURCHASER’S SIGNATURE ON NEXT PAGE]

[Signature Page to Real Estate Purchase and Sale Agreement]

PURCHASER:

STAG INDUSTRIAL HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Jeffrey D. Furber
Name:	Jeffrey D. Furber
Title:	Authorized Signatory

[Signature Page to Real Estate Purchase and Sale Agreement]

RECEIPT BY THE ESCROW AGENT

This Agreement, fully executed by both Sellers and Purchaser, has been received by the Escrow Agent this 9th day of August, 2012 and by execution hereof, Escrow Agent hereby covenants and agrees to be bound by the terms of this Agreement that are applicable to it.

ESCROW AGENT:

STEWART TITLE GUARANTY COMPANY

By:	/s/ Terrance P. Miklas
Name:	Terrance P. Miklas
Title:	Vice President

[Signature Page to Real Estate Purchase and Sale Agreement]

EXHIBIT A

PROPERTIES AND SELLERS

Property Address	City, State	Seller

260-272 Rex Boulevard	Auburn Hills, MI	STAG II Sterling Heights, LLC

12 Leigh Fisher Boulevard	El Paso, TX	STAG Investments Holdings II, LLC and STAG Investments GP, LLC

47 Butterfield Circle	El Paso, TX	STAG II El Paso, L.P.

109 Balzano Drive	Gloversville, NY	STAG II Albany, LLC

122 Balzano Drive	Gloversville, NY	STAG II Albany, LLC

125 Balzano Drive	Gloversville, NY	STAG II Albany, LLC

141 Sal Landrio Drive	Gloversville, NY	STAG II Albany, LLC

215 Mill Avenue	Greenwood, SC	STAG II Greenwood, LLC

308-310 Maxwell Avenue	Greenwood, SC	STAG II Greenwood, LLC

4757 128th Avenue	Holland, MI	STAG II Holland, LLC

One Michelin Drive	Independence, VA	STAG II Independence, LLC

1094 Flex Drive	Jackson, TN	STAG II Jackson, LLC

123 Union Avenue	Johnstown, NY	STAG II Albany, LLC

150 Enterprise Drive	Johnstown, NY	STAG II Albany, LLC

231 Enterprise Drive	Johnstown, NY	STAG II Albany, LLC

6 Clermont Street	Johnstown, NY	STAG II Albany, LLC

636 S. 66th Street	Kansas City, KS	STAG II Kansas City, LLC

1520 Kepner Drive,	Lafayette, IN	STAG II Lafayette, LLC

1521 Kepner Drive,	Lafayette, IN	STAG II Lafayette, LLC

1540-30 Kepner Drive,	Lafayette, IN	STAG II Lafayette, LLC

A-1

Property Address	City, State	Seller

5640 Pierson Highway	Lansing, MI	STAG II Lansing, LLC

2201 E Loew Road	Marion, IN	STAG II Marion, LLC

400 S. Byrkit Street	Mishawaka, IN	STAG II Mishawaka, LLC

22925 Venture Drive	Novi, MI	STAG II Novi, LLC

100 Papercraft Park	O’Hara Township, PA	STAG II O’Hara, LLC

1900 Wilson Avenue	Parsons, KS	STAG II Parsons, LLC

16 Downing Drive	Phenix City, AL	STAG II Phenix City, LLC

725 George Nelson Drive	Portage, IN	STAG Investments Holdings II, LLC

42600 Merrill Street	Sterling Heights, MI	STAG II Sterling Heights, LLC

100 Holloway Street	Ware Shoals, SC	STAG II Greenwood, LLC

2655/2755 Eastmoor	Wichita, KS	STAG II Wichita 2, LLC

2750 South Rock	Wichita, KS	STAG II Wichita 2, LLC

2510 Eastmoor Drive	Wichita, KS	STAG II Wichita 2, LLC

2652 Eastmoor Drive	Wichita, KS	STAG II Wichita 2, LLC

A-2

EXHIBIT A-2

ALLOCATED PURCHASE PRICE FOR PROPERTIES

PROPERTY	TENANT	ALLOCATION

6 Clermont Street Johnstown, New York	Coast Distribution	1,226,627

122 Balzano Drive Johnstown, New York	NYSID	3,271,194

125 Balzano Drive Johnstown, New York	Northern Architectural Systems	1,233,713

123 Union Avenue Johnstown, New York	NYK Logistics	2,201,190

141 Sal Landrio Drive Johnstown, New York	EPIMED	2,266,669

150 Enterprise Drive Johnstown, New York	Univar	3,281,028

231 Enterprise Drive Johnstown, New York	Electro-Metrics	1,767,070

109 Balzano Drive Johnstown, New York	Sysco Corp	1,710,186

47 Butterfield Circle El Paso, Texas	Vacant/Masterlease	2,359,203

12 Leigh Fisher Boulevard El Paso, Texas	Yazaki North America	2,447,830

100 Holloway Road Ware Shoals, South Carolina	Greenwood Fabricating & Plating	525,715

308-310 Maxwell Avenue Greenwood, South Carolina	Eaton Corporation	2,171,265

215 Mill Avenue Greenwood, South Carolina	Greenwood Fabricating & Plating	3,150,570

A-2-1

PROPERTY	TENANT	ALLOCATION

4757 128th Avenue Holland, Michigan	Perrigo Holland	5,168,436

One Michelin Drive Independence, Virginia	Michelin	3,347,267

1520 Kepner Drive Lafayette, Indiana	Heartland Automotive	3,651,787

1540-1530 Kepner Drive Lafayette, Indiana	Caterpillar Logistics	5,033,493

1521 Kepner Drive Lafayette, Indiana	Toyota Tsusho, Wingard Wheels	10,567,678

5640 Pierson Highway Lansing, Michigan	Woodbridge Ventures	10,072,922

22925 Venture Drive Novi, Michigan	Harada Industry	5,554,347

100 Papercraft Park O’Hara Township, Pennsylvania	Genco, American Beverage	24,415,769

725 George Nelson Drive Portage, Indiana	ADS Logistics	8,025,018

42600 Merrill Street Sterling Heights, Michigan	AZ Automotive	5,021,816

260-272 Rex Boulevard Auburn Hills, Michigan	Northern Wire & Supply	2,520,045

2655/2755 Eastmoor Wichita, Kansas	Thyssen Krupp 1	2,606,304

2652 Eastmoor Drive Wichita, KS	Spirit AeroSystems	2,288,660

2750 South Rock Wichita, Kansas	Thyssen Krupp 3	1,548,527

2510 Eastmoor Drive Wichita, KS	Spirit AeroSystems	999,593

A-2-2

PROPERTY	TENANT	ALLOCATION

1094 Flex Dr Jackson Jackson, TN	Perseus Distribution	2,604,220

4226 Kansas Avenue Kansas City, KS	Dayton Superior	2,374,178

1900 Wilson Parsons, KS	Dayton Superior	2,000,676

2201 E Loew Rd Marion, OH	Dunhams Athleisure Corp	4,571,300

13200 McKinley Highway Mishawaka, IN	AM General	6,154,325

16 Downing Drive Phenix City, AL	To The Game	2,664,254

TOTAL		$138,802,874

A-2-3

EXHIBIT A-3

LIST OF MAJOR TENANTS

Tenant	Property Address	City, State

Michelin North America, Inc.	One Michelin Drive	Independence, VA

Perseus Distribution, Inc.	1094 Flex Drive	Jackson, TN

Toyota Tsusho America, Inc.	1521 Kepner Drive,	Lafayette, IN

Caterpillar Logistic Services, Inc.	1540-30 Kepner Drive,	Lafayette, IN

Woodbridge Ventures, Inc.	5640 Pierson Highway	Lansing, MI

AM General Corporation	400 S. Byrkit Street	Mishawaka, IN

Genco I, Inc.	100 Papercraft Park	O’Hara Township, PA

American Beverage Corporation	100 Papercraft Park	O’Hara Township, PA

Thyssen Krupp Materials, LLC	2655/2755 Eastmoor	Wichita, KS

Thyssen Krupp Materials, LLC	2750 South Rock	Wichita, KS

A-3-1

EXHIBIT A-4-1

MAJOR PROPERTIES

Property	Property Address	City, State

Independence Property	One Michelin Drive	Independence, VA

Jackson Property	1094 Flex Drive	Jackson, TN

Lafayette Property	1520 Kepner Drive, 1521 Kepner Drive, 1540 30 Kepner Drive	Layfayette, IN

Lansing Property	5640 Pierson Highway	Lansing, MI

Mishawaka Property 400 S. Byrikit Street	Mishawaka, IN

O’Hara Property	100 Papercraft Park	O’Hara Township, PA

Wichita Property	2510 Eastmoor, 2652 Eastmoor, 2655/2755 Eastmoor, 2750 South Rock	Wichita, KS

A-4-1

EXHIBIT B

LEGAL DESCRIPTIONS OF THE LAND

SEE THE APPLICABLE EXISTING TITLE POLICY

B-1

EXHIBIT C-1

FORM OF TENANT ESTOPPEL CERTIFICATE

[Name of Property]

To:                             [Name of Purchaser]

and

[Name of Seller]

Re:                             Lease dated                    ,         , between                                (“Landlord”) and the undersigned (the “Lease”) demising certain premises (the “Premises”) located at property known as

Ladies and Gentlemen:

The undersigned, as tenant under the Lease, hereby certifies to you as follows:

1.                                      The Lease constitutes the entire agreement between us and the Landlord concerning the Premises and has not been modified or amended except as follows:                                                                                                                                                                                                                                                                                                                                         ;

2.                                      A true and correct copy of the Lease is attached hereto as Exhibit A and the Lease is in full force and effect;

3.                                      To the best of our knowledge, as of the date hereof we have no offsets or defenses to our performance of the terms and provisions of the Lease, including (without limitation) the payment of rent due thereunder;

4.                                      We have accepted possession of the Premises pursuant to the terms of the Lease;

5.                                      All improvements and space required to be furnished by the Landlord under the Lease have been completed in all material respects and the Landlord has complied with all of its material obligations with respect to the construction, fixturing and equipping of the Premises.  Any design allowances, construction allowances or other allowances to which we may be entitled under the Lease have been paid in full;

6.                                      The term of the Lease commenced on                  ,          and terminates on                            ,           , subject to any extension provisions set forth in the Lease;

C-1-2

7.                                      Base rent of $                      is payable monthly in advance under the Lease.  In addition to such base rent, we pay our pro rata share of real estate taxes and operating expenses in accordance with the terms of the Lease.  No rents have been paid more than 30 days in advance.  We have paid base rent through                         , 2012.

8.                                      The amount of the security deposit currently held by Landlord is $                         (if none, so state);

9.                                      To the best of our knowledge, neither we nor the Landlord are in default in any of our respective material obligations under the Lease;

10.                               Our current address for all notices to be given to it under the Lease is as follows:

11.                               There are no actions, whether voluntary or otherwise, pending or, to our knowledge, threatened in writing against us under the bankruptcy laws of the United States or any state thereof.

This certificate is being delivered with the knowledge that the above-named Purchaser will rely upon it in its purchase of the Property.  We further understand that such Purchaser’s mortgage lender may rely upon this Certificate.

This certificate is dated as of                            , 2012.

Tenant:

[Name]

By:
Name:
Title:

C-1-3

EXHIBIT A

[Attach Lease]

C-1-4

EXHIBIT C-2

SELLER ESTOPPEL CERTIFICATE

TO:

RE:                           Lease dated                       between                                           (“Landlord”) and                                                        (“Tenant”) for Leased Premises consisting of approximately                          square feet (the “Premises”) located at                                 (the “Property”)

Background

[Insert Applicable Property Owner] (the “Seller”) has this day conveyed to                                          (“Purchaser”) the property described in Schedule 1 hereto pursuant to that certain Purchase and Sale among, inter alia, Seller and Purchaser dated                  ,          , 2012 (the “Purchase Agreement”).  This Seller Estoppel Certificate is delivered by Seller and STAG Investment Holdings II, LLC, a Delaware limited liability company (“Holdings”), to Purchaser pursuant to the Purchase Agreement.  Seller’s and Holdings’ liability hereunder shall be subject to all of the limitations and conditions on Sellers’ and Holdings’, respectively, liability set forth in the Purchase Agreement.  Whenever a representation herein is qualified by the phrase “to Seller’s knowledge”, or by words of similar import, such knowledge shall be limited as provided in the Purchase Agreement.

Subject to the above limitations, Seller and Holdings hereby certify as follows:

1.                                      The lease attached as Schedule 2 hereto (the “Lease”) is a true and correct copy of the Lease and constitutes the entire agreement between the Landlord and Tenant concerning the Premises and has not been modified or amended except as follows:                                                                                                                                                                                                                                                                                                                                            ;

2.                                      The Lease is in full force and effect;

3.                                      To the best of Seller’s knowledge, as of the date hereof, Tenant has no offsets or defenses to its performance of the terms and provisions of the Lease, including (without limitation) the payment of rent due thereunder;

4.                                      Tenant has accepted possession of the Premises pursuant to the terms of the Lease;

5.                                      All improvements and space required to be furnished by the Landlord under the Lease have been completed in all material respects and the Landlord has complied with all of its material obligations with respect to the construction, fixturing and equipping of the Premises, except as follows:

C-2-1

and any design allowances, construction allowances or other allowances to which Tenant may be entitled under the Lease have been paid in full;

6.                                      The term of the Lease commenced on                       ,          and terminates on                       ,         , subject to any extension provisions set forth in the Lease;

7.                                      Base rent of $                   is payable monthly in advance under the Lease.  In addition to such base rent, Tenant pays its pro rata share of real estate taxes and operating expenses in accordance with the terms of the Lease.  No rents have been paid more than 30 days in advance.  Tenant has paid base rent through                       ,         ;

8.                                      The amount of the security deposit currently held by Landlord is $                        (if none, so state);

9.                                      To the best of Seller’s knowledge, neither Seller nor the Tenant is in default in any of its material obligations under the Lease;

10.                               To the best of Seller’s knowledge, the current address for all notices to be given to the Tenant under the Lease is as follows:

11.                               To the best of Seller’s knowledge, there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

12.                               Attached hereto as Schedule 3 is the estoppel certificate delivered by Tenant at Landlord’s acquisition of the Property.

Subject to the above limitations, this certificate is being delivered to you with the knowledge that you and your mortgage lender will rely upon it in your purchase of the Property.

This certificate is dated as of                       , 2012.

Seller:

By:
Name:
Title:

C-2-2

Holdings:

STAG Investment Holdings II, LLC, a Delaware limited liability company

By:
Name:
Title:

C-2-3

Schedule 1

(to Seller Estoppel)

Property Identification

C-2-4

Schedule 2

(to Seller Estoppel)

Attach Lease

C-2-5

Schedule 3

(to Seller Estoppel)

Tenant Estoppel Certificate from Landlord’s Acquisition of the Property

C-2-6

EXHIBIT C-3(a)

FORM OF GROUND LEASE ESTOPPEL CERTIFICATE

(Albany)

ESTOPPEL AND AGREEMENT

THIS ESTOPPEL AND AGREEMENT (this “Estoppel”) is dated this             day of                      , 2012 by FULTON COUNTY INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York (the “Agency”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agency Lease (defined below).

WHEREAS, the Agency or its predecessors in title has heretofore leased certain lands described on Exhibit A attached hereto (the “Property”) pursuant to the Lease Agreement between the Agency and Crossroads Incubator Corporation dated as of August 1, 2000, a memorandum of which lease was recorded in the office of the county clerk of Fulton County, New York (together, the “Agency Lease”), as subsequently assigned to STAG II Albany, LLC (“Lessee”) pursuant to that certain Assignment and Assumption of Lease dated as of May 31, 2007 and recorded in the office of the county clerk of Fulton County, New York, which is the present tenant under the Agency Lease;

WHEREAS, Lessee is desirous of assigning its interest in the Agency Lease to                         , a                         (along with its successors and assigns, “Assignee”); and

WHEREAS, Assignee is unwilling to acquire the Lessee’s interest in the Agency Lease unless the Agency reaffirms to Assignee that the provisions of the Agency Lease are restated and confirmed for Assignee’s benefit;

NOW THEREFORE, the Agency hereby certifies to and agrees with Assignee as follows:

1.                                      (a)                                 Agency is the lessor under the Agency Lease.

(b)                                 The Agency has not mortgaged the fee simple estate in the Property.

(c)                                  The Agency Lease is in full force and effect in accordance with its terms and to the best of the Agency’s knowledge, no default or event which, with the passage of time or the giving of notice or both, would constitute a default, exists on the part of the Agency or the Lessee thereunder.

(d)                                 To the best of the Agency’s knowledge, each of the obligations on Lessee’s part to be performed to date under the Agency Lease has been performed.

(e)                                  As of the date hereof, no rent is due from the Lessee under the Agency Lease. Base rent due under the Agency Lease has been paid through the date hereof.

C-3(a)-1

(f)                                   The term commencement date of the Agency Lease was August 1, 2000 and the current term of the Agency Lease shall expire on July 31, 2022.

(g)                                  The amount of monthly base rent is $0; no percentage rent is due under the Ground Lease.

(h)                                 The Agency has not received written notice of any pending eminent domain proceedings or other governmental actions or any judicial actions of any kind against the Property.

(i)                                     The Agency has not received written notice that it is in violation of any governmental law or regulation applicable to its interest in the Property, including, without limitation, any environmental laws or the American with Disabilities Act.

(j)                                    The Agency has not assigned, sublet or otherwise transferred its interest, as lessor under the Agency Lease.

(k)                                 A complete and correct copy of the Agency Lease, including all modifications and amendments thereof is attached as Exhibit B hereto.

2.                                      All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event, if addressed to Assignee, to                                  and if addressed to the Agency, to the address to which payments of rent are currently addressed or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. By giving to the other party hereto at least fifteen (15) days prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

3.                                      This Estoppel and the representations and agreements made herein are given with the understanding that this Estoppel constitutes a material inducement for Assignee to acquire the Lessee’s interests in the Agency Lease and that Assignee shall rely hereon in assuming the Agency Lease. This Estoppel and the representations and agreements made herein shall inure to the benefit of Assignee, and its successors and assigns and shall be binding on the Agency, its heirs, legal representatives, successors and assigns.  Without limiting the generality of any provision of this Estoppel or any other document executed and delivered by the Agency, the Agency hereby evidences its consent to the assignment of the Agency Lease from the Lessee to the Assignee.

C-3(a)-2

[NO FURTHER TEXT ON THIS PAGE]

C-3(a)-3

Executed as of the day and year first appearing above.

GROUND LESSOR

FULTON COUNTY INDUSTRIAL
DEVELOPMENT AGENCY, a public benefit Corporation of the State of New York

By:
Name:
Title:
Hereunto duly authorized

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EXHIBIT A

LEGAL DESCRIPTION

All that parcel of land situate in the City of Gloversville, County of Fulton, State of New York, being more particularly described as follows:

Commencing at a point located on the northwesterly bounds of Sal Landrio Drive at its intersection with the southwesterly bounds of Decker Drive; thence along the westerly and southerly bounds of Sal Landrio Drive the following three (3) courses and distances:

1.                                      South 54°-30’-36” West, a distance of 145.64 feet to a point;

2.                                      Along a curve to the left having a radius of 230.00 feet, an arc distance of 440.88 feet to a point, said curve containing a chord of South 00°-24’-15” East, 376.41 feet;

3.                                      Along a curve to the left having a radius of 1,103.70 feet, an arc distance of 231.62 feet to a point, said curve containing a chord of South 61°-19’-50” East, 231.19 feet;

thence North 22°-39’-28” West, through said Sal Landrio Drive, a distance of 60.00 feet to a point located on the northerly bounds of said Sal Landrio Drive, said point being the POINT OF BEGINNING; thence through lands now or formerly of Crossroads Incubator Corporation the following three (3) courses and distances:

1.                                      North 07°-33’-01” East, a distance of 308.30 feet to a point;

2.                                      North 72°-46’-30” East, a distance of 550.75 feet to a point;

3.                                      South 07°-33’-01” West, a distance of 549.95 feet to a point located on the northerly bounds of said Sal Landrio Drive;

thence along said drive the following two (2) courses and distances:

1.                                      South 85°-02’-47” West, a distance of 2.12 feet to a point;

2.                                      Along a curve to the right having a radius of 1,043.70 feet, an arc distance of 502.97 feet to a point, said curve containing a chord of North 81°-08’-53” West, 498.11 feet to the Point of Beginning containing 224,747 square feet or 5.16 acres.

Subject to any easements, restrictions and/or covenants of record, if any.

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EXHIBIT B

AGENCY LEASE

[to be attached]

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EXHIBIT C-3(b)

FORM OF GROUND LEASE ESTOPPEL CERTIFICATE

(El Paso)

ESTOPPEL CERTIFICATE

Date:                                                        , 2012

To:                             STAG II El Paso, L.P.                                                                                                                                                                                                                          “Lessee”

c/o STAG Industrial Management, LLC

99 High Street, 28th Floor

Boston, MA 02110

From:               City of El Paso                                                                                                                                                                                                                                                               “Lessor”

El Paso International Airport

6701 Convair Road

El Paso, Texas 79925-1091

Re:                             Butterfield Trail Industrial Park Lease effective August 1, 1994 between the Lessor and BK Fisher Limited Partnership, amended by Lease Amendment dated February 11, 1997, and subsequently assigned to STAG II El Paso, L.P., pursuant to a Lessor’s Approval of Assignment dated March 20, 2007, covering the property described as all of Lots 1 and 2, Block 9, and all of Lots 10 and 11, Block 11, Butterfield Trail Industrial Park Unit Two, City of El Paso, El Paso County, Texas, being more particularly described in Exhibit A, attached hereto and made a part hereof, and municipally known and numbered as #12 Leigh Fisher, #24 Leigh Fisher and #47 Butterfield Circle, El Paso, Texas (“Property”).  The original lease and subsequent amendment shall be collectively referred to in this Estoppel Certificate as the “Lease”.

1.                                      Lessor is and remains the lessor under the Lease covering the Property.

2.                                      The Lease contains the full and complete agreement of the parties with respect to the subject matter thereof.  No other amendments, modifications or understandings (oral or written) exist with respect thereto.  The Lease is in full force and effect.

3.                                      All rents and other charges due to Lessor pursuant to the Lease for the Property have been paid in full through                  , 2012 and no rent has been paid more than thirty days in advance.  Annual rent in the amount of $                        is due and payable under the terms of the Lease, subject to any escalations provided for in the Lease.  No security deposit is payable under the Lease.

4.                                      The primary term of the Lease expires on July 31, 2034.  Lessee also has two (2) options to renew the Lease for an additional period of ten (10) years each.

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5.                                      To the best of Lessor’s knowledge, as of the date hereof there is no known default under the Lease in the payment of rent or otherwise.  To the best of Lessor’s knowledge, there exists no condition, event, fact, or occurrence which, by service of notice or passage of time, or both, if uncured, would constitute a default on the part of Lessee under the Lease.

6.                                      Lessor has not granted any mortgages, liens or deeds of trust covering the Property, which are superior to the Lease.  The Lease is subordinate to the deed of this Property to the Lessor from the U.S. Government.

7.                                      Lessor has not consented to and has no knowledge or notice of any hypothecation, pledge or mortgage of Lessee’s interest under the Lease with respect to the Property, which has not been released or discharged.

APPROVED AS TO FORM:	CITY OF EL PASO

Raymond L. Telles	Patrick T. Abeln, A. A. E.
Assistant City Attorney	Director of Aviation

ACKNOWLEDGMENT

THE STATE OF TEXAS                                                  )

COUNTY OF EL PASO                                                          )

This instrument was acknowledged before me on the                  day of                                 2012, by Patrick T. Abeln, A.A.E., Director of Aviation, of the City of El Paso, on behalf of said entity.

Notary Public, State of Texas

My Commission Expires:

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EXHIBIT C-3(c)

FORM OF GROUND LEASE ESTOPPEL CERTIFICATE

(Portage)

SUB-GROUND LESSOR ESTOPPEL AND AGREEMENT

WHEREAS, INDIANA STEVEDORING AND DISTRIBUTION CORPORATION, an Indiana corporation (hereinafter “Landlord”), or its predecessor in interest, has heretofore subleased certain property described on Exhibit A attached hereto (hereinafter the “Premises”), to SCP GREEN PORTAGE, LLC, a Delaware limited liability company (hereinafter “Tenant”), or its predecessor in interest, pursuant to that certain Sublease (Amending and Restating Subcontract), dated as of December 2, 2004, by and between Landlord and ADS Logistics, LLC (as amended and assigned, the “Sublease”), which Sublease restates in its entirety that certain Subcontract, dated as of October 28, 1996, by and between Landlord and Roll & Hold Warehousing & Distribution Corp.

WHEREAS, the owner of the membership interests in Tenant seeks to convey its membership interests to                           (hereinafter “Purchaser”); and

WHEREAS, Purchaser (and its successors and assigns) and Tenant will be relying upon the accuracy of the information set forth herein in connection with the sale of the membership interests in Tenant.

NOW THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord hereby certifies to and agrees with Purchaser as follows:

1.                                      Landlord hereby certifies as follows:

a)                                     Landlord is the landlord under the Sublease.

b)                                     Tenant is the tenant under the Sublease.

c)                                      The Sublease is in full force and effect and in accordance with its terms and has not been further assigned, supplemented, modified or otherwise amended by Landlord.

d)                                     To Landlord’s knowledge, each of the obligations on Tenant’s part to be performed in accordance with the terms of the Sublease have been performed to date, except as follows:  None.

e)                                      To Landlord’s knowledge, Tenant has no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Sublease except as follows:  None.

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f)                                       There are, with respect to the Sublease, no options to renew or extend, and no security deposits or prepaid rent or liens, except as set forth therein.

g)                                      There do not exist any other agreements concerning the Premises, whether oral or written, between Landlord and Tenant (or their respective predecessors or successors).

h)                                     As of date hereof, no basic rent or additional rent is due from Tenant under the Sublease. Basic rent due under the Sublease has been paid through                              , 2012.

i)                                         The term commencement date of the Sublease was December 2, 2004, and the initial term/current extension term of the Sublease shall expire on December 30, 2038.

j)                                        Landlord has not assigned, conveyed, transferred, sold, encumbered or mortgaged its interest in the Sublease or the Premises and there are currently no mortgages, deeds of trust or other security interests encumbering Landlord’s leasehold interest in the Premises and no third party has an option or preferential right to purchase all or any part of the Premises.

k)                                     Landlord has not received written notice of any pending eminent domain proceedings or other governmental actions or any judicial actions of any kind against the Landlord’s interest in the Premises.

l)                                         Landlord has not received written notice that it is in violation of any governmental law or regulation applicable to its interest in the Premises and its operation thereon, including, without limitation, any environmental laws or the Americans with Disabilities Act.

This Sub-Ground Lessor Estoppel and Agreement (the “Estoppel and Agreement”) and the representations and agreements made herein are given with the understanding that this Estoppel and Agreement constitutes a material inducement for Purchaser to acquire the membership interests in Tenant and that Purchaser shall rely hereon in the transaction. This Estoppel and Agreement and the representations and agreements made herein shall inure to the benefit of Purchaser, its successors and assigns and shall be binding on Landlord, its heirs, legal representatives, successors and assigns. In the event of a conflict between the terms and provisions of this Estoppel and Agreement and the terms and provisions of the Sublease, the terms and provisions of this Estoppel and Agreement shall control. To the extent that this Estoppel and Agreement modifies the terms and provisions of the Sublease, such modification shall be deemed to be an amendment of the Sublease and the parties hereto shall be estopped from denying the effectiveness of the modifications effected hereby.

This Estoppel and Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto

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had signed the same signature page. Any signature page of this Estoppel and Agreement may be detached from any counterpart of this Estoppel and Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Estoppel and Agreement identical in form hereto but having attached to it one or more additional signature pages.

Executed this                day of                , 2012.

INDIANA STEVEDORING AND DISTRIBUTION CORPORATION

By:
Name:
Title:

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EXHIBIT A

Legal Description

A parcel of land in the East Half of Section 30, Township 37 North, Range 6 West of the Second Principal Meridian, in Porter County, Indiana, more particularly described as follows:

Commencing at the Southwest Corner of the Southeast Quarter of Section 30; thence North 00 degrees 00 minutes 00 seconds East (this bearing and all subsequent are based on the coordinate system established and maintained with a monument system at Burns International Harbor) a distance of 2,506.66 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 57.70 feet to the Point of Beginning of this description; thence North 00 degrees 00 minutes 00 seconds East along the east right of way line of George Nelson Drive, a distance of 828.33 feet; thence South 90 degrees 00 minutes 00 seconds East a distance of 542.20 feet; thence North 26 degrees 27 minutes 10 seconds East a distance of 45.53 feet to the point of curvature of a tangent curve to the left having a radius of 394.28 feet, an internal angle of 12 degrees 08 minutes 50 seconds and a long chord bearing North 20 degrees 22 minutes 45 seconds East a distance of 83.43 feet; thence Northeasterly along said curve a distance of 83.59 feet to the point of tangency; thence North 14 degrees 18 minutes 20 seconds East a distance of 60.05 feet; thence North 7 degrees 09 minutes 10 seconds East a distance of 96.02 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 1100.77 feet to the north right of way line of Waterway Drive; thence North 90 degrees 00 minutes 00 seconds West a distance of 618.33 feet to the Point of Beginning.

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EXHIBIT D

LEASE SCHEDULE

1.                                      Auburn Hills Property:

Auburn Hills Lease:

Northern Wire & Supply, L.L.C.: Industrial Lease (Multi-Tenant Building) dated as of December 19, 2001 by and between James S. Smith (as trustee of the Great Lakes Property Group Trust), as landlord, and Connectivity Products Incorporated, as tenant, as assigned to Northern Wire by that Assignment and Assumption of Lease dated as of June 16, 2003 by and between Connectivity Products Incorporated and Northern Wire, as affected by Guaranty by Empire Wire & Supply Co. dated June 16, 2003, as amended by First Amendment to Industrial Lease dated as of December 23, 2003 by and between James S. Smith (as trustee of the Great Lakes Property Group Trust), as landlord, Northern Wire, as tenant, as amended by Second Amendment to Industrial Lease dated as of December 18, 2007 by and between STAG II Sterling Heights, LLC as landlord and Northern Wire as tenant, and as amended by Third Amendment to Industrial Lease dated as of July 24, 2008 by and between STAG II Sterling Heights, LLC as landlord and Northern Wire as tenant .

Ground Lease:	None

Ground Lease Consent Requirement	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$13,026 – cash

Current/Pending Lease Negotiations	None.

Modifications to Representations:

Landlord Waiver dated December 19, 2001 by James S. Smith (as Trustee of Great Lakes Property Group Trust) for the benefit of Fleet Capital Corporation

Tax abatement expected to commence for 2012 tax year, the cost (and savings) of which will be shared by the parties pro rata.

2.                                      El Paso Property:

El Paso Lease:

Industrial Building Lease dated July 14, 1994, by and between BK Fisher Limited

Partnership, as landlord, and American Yazaki Corporation, as tenant, as amended or affected by Lease Amendment dated June 30, 1995 by and between BK Fisher Limited Partnership, as landlord, and American Yazaki Corporation, as tenant, by Second Lease Amendment dated January 31, 1997 by and between BK Fisher Limited Partnership, as landlord, and American Yazaki Corporation, as tenant, by Third Lease Amendment dated as of May 20, 1997 by and between BK Fisher Limited Partnership, as landlord, and American Yazaki Corporation, as tenant, by Fourth Lease Amendment dated as of December 1, 1997 by and between BK Fisher Limited Partnership, as landlord, and American Yazaki Corporation, as tenant, by Fifth Lease Amendment dated as of August 8, 2005 by and between BK Fisher Limited Partnership, as landlord, and Yazaki North America, as successor in interest to American Yazaki Corporation, as tenant, by letter agreement dated February 7, 2007 and by Sixth Lease Amendment dated as of July 31, 2010 by and between STAG II El Paso, LP, as landlord, and American Yazaki Corporation, as tenant.

Ground Lease:

Butterfield Trail Industrial Park Lease dated as of August 1, 1994, between the City of El Paso, as lessor, and BK Fisher Limited Partnership, as lessee, as amended or affected by Lease Amendment dated as of February 11, 1997.

Ground Lease Consent Requirement	Yes — City of El Paso

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	Tax abatement expected to commence for 2012 tax year, the cost (and savings) of which will be shared by the parties pro rata.

3.                                      Gloversville Property:

Gloversville I Lease

141 Sal Landrio Drive:

Sublease Agreement dated as of November 1, 2000 by and between Crossroads Incubator Corporation, as sublessor, and Epimed International, Inc., as sublessee, as amended by Amendment to Sublease dated April 4, 2011 by and between STAG II Albany, LLC as sublessor, and Epimed International, Inc., as sublessee.

Ground Lease:	Lease Agreement dated as of August 1, 2000 by and between Fulton County Industrial Development Agency, as lessor, and

Crossroads Incubator Corporation, as lessee.

Ground Lease Consent Requirement	Yes (for Ground Lease and Payment in Lieu of Taxes Agreement dated August 1, 2000 by and between Fulton County Industrial Development Agency and Crossroads Incubator Corporation)

Right of First Refusal:	Yes

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	None

Gloversville II Lease

122 Balzano Drive

Lease Agreement dated July 16, 2009 by and between STAG II Albany, LLC, as landlord, and New York State Industries for the Disabled, Inc. (“NYSID”), as tenant, as affected by letter dated February 29, 2012 regarding right to extend lease term pursuant to Article II, 2.3 of the Lease.

Lease Agreement by and between STAG II Albany, LLC, as landlord and Euphrates, Inc., as tenant dated March 21, 2012.

Ground Lease:	None.

Ground Lease Consent Requirement	None.

Right of First Refusal:	First offer for additional building leasing space

Purchase Option:	None

Security Deposit:	$18,738 - cash.

Modifications to Representations:

Lease commissions due to Pyramid Brokerage Co. Inc. in the amount of $3,773.25 per Exclusive Broker Leasing Agreement dated September 9, 2011 by and between STAG II Albany, LLC and Pyramid Brokerage Co., Inc. (Euphrates deal)

Gloversville III Lease

125 Balzano Drive

Sublease Agreement dated as of March 1, 2001 by and between Crossroads Incubator Corporation, as landlord, and Empire Architectural Systems, Inc., as tenant, as amended by Amendment No. 1 Amendment No. 1 to Sublease Agreement dated as of February 8, 2007 by and between Crossroads Incubator Corporation, as landlord, and Empire Architectural Systems, Inc., as tenant, as amended by Amendment No. 2 to Sublease Agreement dated as of March 24, 2010 by and between STAG II Albany, LLC, as landlord, and Empire Architectural Systems, Inc., as tenant, and as amended by Amendment No. 3 to Sublease Agreement dated as of December 14, 2010, as affected by the Unconditional Guaranty of Northern Building Products, Inc. dated March 31, 2010, as affected by General Assignment and Assumption Agreement between Empire Architectural Systems and Northern Architectural Systems, LLC (regarding assignment of the Sublease from Empire Architectural Systems to Northern Architectural Systems), as affected by that certain Fourth Amendment to Sublease Agreement by and between STAG II Albany, LLC and Northern Architectural Systems dated January 31, 2012.

Ground Lease:	None. Fee conveyed in 2011 at which time Sublease became the Lease.

Ground Lease Consent Requirement	None.

Right of First Refusal:	None.

Purchase Option:	None.

Security Deposit:	None.

Modifications to Representations:	None.

Gloversville IV Lease

109 Balzano Drive:

Lease Agreement dated as of January 1, 2005 by and between Crossroads Incubator Corporation, as landlord, and Sysco Corporation, as tenant, as amended by a Letter Agreement dated October 8, 2009 by STAG II Albany, LLC, as Landlord and Sysco Corporation, as tenant.

Ground Lease:	None.

Ground Lease Consent Requirement	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	Tax abatement expected to commence for 2012 tax assessment, the cost (and savings) of which will be shared by the parties pro rata.

4.                                      Greenwood Property:

Greenwood I Lease

308 Maxwell Avenue:

Unrecorded Lease Agreement dated June 12, 2006 by and between Chippewa Properties, LLC, as landlord, and Eaton Electrical Inc., as tenant, as amended or affected by Assignment of Lease dated June 26, 2006 and recorded August 18, 2006, as amended by First Amendment to Lease dated June 19, 2006, as further amended by Second Amendment to Lease dated March 24, 2009 by and between STAG II Greenwood, LLC and Eaton Corporation, as further amended by Third Amendment to Lease dated March 16, 2012.

Greenwood II Lease

310 Maxwell Avenue:

Unrecorded Lease Agreement dated May 31, 2006 by and between Chippewa Properties, LLC, as landlord, and Eaton Electrical Inc., as tenant, as amended or affected by First Amendment to Lease Agreement dated June 19, 2006 and Assignment of Lease dated June 26, 2006 and recorded August 18, 2006, as further amended by Second Amendment to Lease Agreement dated as of April 30, 2012.

Ground Lease:	None

Ground Lease Consent Requirement	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	None

Greenwood III Lease

215 Mill Ave.:

Lease dated February 25, 2005 by and between Greenwood Fabricating & Plating, Inc., as landlord, and Greenwood Acquisition Company, LLC, as tenant, as amended or affected by Assignment of Lease dated February 3, 2006 and the Greenwood II Sublease.

Greenwood II Sublease

215 Mill Ave.:

Lease Agreement dated March 28, 2001 by and between Greenwood Fabricating & Plating, Inc., as landlord, and Cutler Hammer, Inc., now known as Eaton Electrical Inc., as tenant, as amended or affected by First Amendment to Lease dated February 16, 2005 and Second Amendment to Lease dated March 1, 2006 and Third Amendment to Lease dated March 24, 2011.

Ground Lease:	None

Ground Lease Consent Requirement	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$33,073 – cash

Modifications to Representations:	None

5.                                      Holland Property:

Holland Lease:

Lease dated September 24, 2001, by and between Grooters Land Development, L.C. and J.B. Laboratories, Inc., as amended or affected by First Amendment to Lease dated as of April 15, 2002 by Grooters Land Development, L.C. and J.B. Laboratories, Inc., Second Amendment to Lease dated as of July 1, 2002, Third Amendment to Lease dated as of December 9, 2002, Fourth Amendment to Lease dated as of November 22, 2004, Fifth Amendment to Lease dated as of March 23, 2006, Assignment and Assumption of Lease by and between Grooters Land Development, L.C., and 4757 128th Ave., L.C. dated as of December 12, 2001 and the Holland Sublease, Sixth Amendment to Lease dated June 15, 2010 by and between STAG II Holland, LLC, as lessee and Perrigo Holland, Inc., f/k/a J.B. Laboratories.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	Yes

Purchase Option:	None

Security Deposit:	$25,000.00

Modifications to Representations:	Lessor’s Consent dated April 17, 2003 by 4757 128B Ave., L.L.C. for the benefit of the

Huntington National Bank. Tax abatement expected to commence for 2012 tax year, the cost (and savings) of which will be shared by the parties pro rata.

6.                                      Intentionally Omitted.

7.                                      Independence Property:

Independence Lease

One Michelin Drive:

Sublease dated as of May 12, 2000, by and between LeRoi International, a Delaware corporation, and Michelin North America, Inc., a New York corporation, which sublease incorporates by reference certain provisions of that certain Lease dated as of March 25, 1996, by and between Bradley Independence Limited Partnership, an Illinois limited partnership, and LeRoi International, Inc., a Delaware corporation, and which sublease was amended as a direct lease pursuant to the terms of that certain Tri Party Agreement dated as of October 25, 2006, by and among Siebe America Inc., a Delaware corporation, successor-in-interest to Bradley Independence Limited Partnership, an Illinois limited partnership, Siebe Properties LLC, a Delaware limited liability company, as successor-in-interest to LeRoi International, Inc., a Delaware corporation and Michelin North America, Inc., a New York corporation. Sublease was thereafter amended by a certain First Amendment to Sublease dated December 20, 2006 by and between Siebe America, Inc., as landlord and Michelin North America, Inc., as tenant, as amended by Assignment and Assumption Agreement dated December 22, 2006 whereas Siebe America, Inc. transfers its rights and interest to STAG II Independence, LLC, as amended by First Lease Modification dated March 9, 2009 by and between STAG II Independence, LLC, as Landlord and Michelin North America, Inc., as tenant, as amended by Second Lease Modification dated January 30, 2012.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	None

8.                                      Jackson Property:

Jackson Lease

1094 Flex Drive:

Sublease Agreement dated December 16, 2003, by and between Aegean Properties, as landlord, and Perseus Distribution, Inc. (f/k/a Client Distribution Services, Inc.), as tenant, as amended or affected by Amendment to Sublease dated as of July 22, 2005, as amended by First Amendment to Sublease Agreement dated January 9, 2009 by and between STAG II Jackson, LLC as landlord, and Perseus Distribution, Inc., as tenant.  License Agreement dated as of July 3, 2012 by and between STAG II Jackson, LLC,  as licensor and Perseus Distribution, Inc., as licensee.

Ground Lease:

Industrial Lease Agreement [Plant Facility] dated December 31, 2003, by and between The Industrial Development Board of the City of Jackson, as lessor, and Aegean Properties, as lessee, as modified by that certain Amendment to Lease dated as of                     , 2005, terminated May 28, 2008, effectively making the sublease the lease for the property.

Ground Lease Consent Requirement:	None.

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	Tenant changed name to Perseus Distribution, Inc.

9.                                      Johnstown Property:

Johnstown I Lease

123 Union Street:

Lease Agreement dated as of August 1, 2002 by and between Crossroads Incubator Corporation, as lessor, and ETA Transportation, Inc., as lessee, as amended or affected by Amendment No. 1 to Lease Agreement dated as of November 1, 2003 NYK Logistics (ETA), Inc., formerly known as ETA Transport,  Inc. and Amendment No. 2 to Lease Agreement dated as of May 31, 2007 NYK Logistics (Americas) Inc., successor in interest to NYK Logistics (ETA), Inc., formerly known as ETA Transport,  Inc..

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	None

Johnstown III Lease

6 Clermont:

Sublease Agreement dated as of December 1, 1993 by and between Crossroads Incubator Company, as sublessor, and The Coast Distribution Systems, as sublessee, as amended or affected by Amendment No. 1 to Sublease Agreement dated as of July 1, 2004 and Second Amendment to Sublease Agreement dated as of May 31, 2007.

Ground Lease:	None - Fee conveyed in 2011, rendering the Sublease now the lease

Ground Lease Consent Requirement:	None

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	Coast Distribution System, Inc. has proposed a 5-year renewal of 26,000 rsf.

Johnstown IV Lease

150 Enterprise:

Sublease Agreement dated as of November 1, 1991 by and between Crossroads Incubator Corporation, as sublessor, and Kramer Chemicals, Inc., as sublessee, as amended or affected by:  Amendment No. 1 to Sublease Agreement dated as of December 1, 2001 Crossroads Incubator Corporation, as sublessor, and Vopak USA, Inc., successor by merger to Kramer Chemicals, Inc., as sublessee and Amendment No. 2 to Sublease Agreement dated as of November 1, 2003 Crossroads Incubator Corporation, as sublessor, and Univar (USA), Inc. f/k/a. Vopak USA, Inc., as sublessee.

Ground Lease:	None - Fee conveyed in 2011, rendering the Sublease now the lease.

Ground Lease Consent Requirement:	None

Right of First Refusal:	Tenant has a right of first refusal to purchase the premises

Purchase Option:	At end of lease term and renewal terms.

Security Deposit:	None

Modifications to Representations:	None

Johnstown VIII Lease

231 Enterprise:

Sublease Agreement dated as of March 1, 1995 by and between Crossroads Incubator Corporation, as sublessor, and Electro-Metrics, Incorporated, as sublessee, as amended or affected by Amendment No. 1 to Sublease Agreement dated as of June 14, 2005 by and between Crossroads Incubator Corporation, as sublessor, and Electro-Metrics, Incorporated, as sublessee,  and Amendment to Sublease Agreement dated as of November 15, 2005 by and between Crossroads Incubator Corporation, as sublessor, and Electro-Metrics, Incorporated, as sublessee,  as amended by Amendment No. 2 to Sublease Agreement dated as of July 22, 2010 by and between STAG II Albany, LLC, as sublessor, and Electro-Metrics, Corporation, as sublessee,

Ground Lease:	None – fee conveyed in 2011

Ground Lease Consent Requirement:	None

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	Landlord Agreement dated September 12, 2008 by and between STAG II Albany, LLC and NBT Bank, National Association

10.                               Kansas City Property:

Kansas City Lease

636 South 66th Street:

Lease dated October       , 2005 by and between STAG II Kansas City, LLC, as landlord, and Dayton Superior Corporation, as tenant.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$87,300 — letter of credit

Modifications to Representations:

Landlord Agreement dated September 1, 2010 by STAG II Kansas, LLC for the benefit of Silver Point Finance, LLC

STAG II Kansas, LLC has received a request from the adjacent landowner for permission to tie into the drainage channel on the Kansas City Property.

11.                               Lafayette Property:

Lafayette Lease

1521 Kepner:

Lease dated April 27, 2006 by and between The Warehouse of Lafayette as agent for Warehouse Leasing Co., LLC, as landlord and Toyota Tsusho America, Inc., as tenant, as amended or affected by the Lafayette Sublease, as amended by First Modification of Lease dated September 30, 2009  by and between STAG II Lafayette, LLC and Toyota Tsusho America, Inc., as tenant, as amended by Second Modification of Lease dated June 1, 2011  by and between STAG II Lafayette, LLC and Toyota Tsusho America, Inc., as tenant.

1521 Kepner:

Lease Agreement, dated September 30, 2007, by and between STAG II Lafayette, LLC, as landlord, and Wingard Wheel Works, LLC, as tenant, as amended by First Amendment to Lease dated June 1, 2011.

1540-1530 Kepner

Lease dated July 1, 2004 by and between Warehouse Leasing Co., LLC, as landlord, and Caterpillar Logistics Services, Inc., as tenant, as amended or affected by First Amendment to Lease dated January 19, 2005 as amended or affected by Second Amendment to Lease dated August 2, 2007 by and between STAG II Lafayette, LLC, as landlord and Caterpillar Logistic Services, Inc., as tenant, as amended or affected by Third Amendment to Lease dated June 30, 2010, as amended or affected by Fourth Amendment to Lease dated March 9, 2012 (collectively, the “Caterpillar Lease”).

1520 Kepner

Lease dated February 9, 2001 by and between Warehouse Leasing Co., LLC, as landlord, and Heartland Automotive, LLC, as tenant, as amended or affected by First Amendment to Lease dated December 28, 2005, Second Amendment to Lease dated June 30, 2006 and Third Amendment to Lease dated June 30, 2006, Fourth Amendment to Lease dated June 29, 2009 by and between STAG II Lafayette, LLC, as landlord and Heartland Automotive, LLC, as tenant, Fifth Amendment to Lease dated November 22, 2011.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$12,762 cash (Heartland Automotive)

Modifications to Representations:

$30,000 tenant improvement allowance granted under the Caterpillar Lease (Fourth Amendment) expires March 31, 2013

Satellite Dish Approval letter dated November 16, 2007 from STAG II Lafayette, LLC to Toyota Tsusho America, Inc.

Tax abatement expected to commence for 2011 tax year.

12.                               Lansing Property:

Lansing Lease

5640 Pierson Highway:

Lease dated December 22, 2006 by and between STAG II Lansing, LLC, as landlord, and Woodbridge Ventures, Inc., as tenant, as amended by First Amendment to Lease dated April 15, 2011 by and between STAG II Lansing, LLC, as landlord, and Woodbridge Ventures, Inc., as tenant, as amended by Second Amendment to Lease dated December 21, 2011 by and between STAG II Lansing, LLC, as landlord, and Woodbridge Ventures, Inc., as tenant and as amended or affected by Landlord Agreement dated as of August 17, 2009 between STAG II Lansing, LLC and The Bank of Nova Scotia, as agent for lenders.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None but right of first offer to lease additional

space

Purchase Option:	None

Security Deposit:	Letter of Credit in the amount of $1,288,015.00

Modifications to Representations:	None

13.                               Marion Property:

Marion Lease

2201 E. Loew Road:

Lease by and between iStar HQ 2003 LP, successor-in-interest to Greenwalt Development, Inc., as landlord and Dunham’s Athleisure Corporation, as tenant, dated February 8, 1994, as amended or affected by First Amendment to Lease dated March 21, 1995, by Second Amendment to Net Lease Agreement by and between Trinet Essential Facilities x, Inc., as landlord and Dunham’s Athleisure Corporation, as tenant, dated November 21, 2002, by Third Amendment to Net Lease Agreement by and between STAG II Marion, LLC, as landlord and Dunham’s Athleisure Corporation, as tenant, dated January 26, 2009, by Fourth Amendment to Net Lease Agreement dated December 16, 2009, by Fifth Amendment to Lease dated December 13, 2010, by Guaranty of Lease, dated February 25, 1994, by and between Greenwalt Development, Inc., and American Specialty Retailing Group, Inc., as guarantor and Landlord’s Agreement (Distribution Facility) dated March 16, 1993 by and between Greenwalt Development, Inc. and Barclays Business Credit Inc.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	None

14.                               Mishawaka Property:

Mishawaka Lease

400 S. Byrkit:

Office Lease dated April 12, 2002, as amended or affected by Lease Amendment No. 1 dated May 31, 2002, by Lease Amendment No. 2 dated September 7, 2005, each by and between

Holladay Mishawaka I, LLC, as successor in interest to WF Associates, L.P., as landlord, and AAA General Corporation, predecessor in interest to AM General, LLC, as tenant.

Warehouse Lease dated April 12, 2002 and Improvement Lease dated May 31, 2002, as amended or affected by Improvement Lease No. 1 dated September 7, 2005, each by and between Holladay Mishawaka I, LLC, as successor-in-interest to W F Associates, L.P., as landlord, and AM General Corporation, predecessor in interest to AM General LLC, as tenant.

(Cell Tower) Lease dated April 18, 1996, by and between Holladay Mishawaka I, LLC, successor-in-interest to W F Associates, L.P. as landlord, and Charles S. Hayes, Inc. as tenant, as amended or affected by Lease Amendment No. 1, dated October 17, 2001, and by Amendment No. 2 by and between STAG II Mishawaka, LLC, as landlord and Charles S. Hayes, Inc., as tenant, dated July 18, 2006, as affected by letter agreement dated May 2, 2011 pursuant to which Hayes, as tenant, exercised its option to extend the lease.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	Pending tax abatement for 2010 tax year; tax abatement expected to commence for 2011 tax year. Covenant Not to Sue dated November 11, 2006 by Governor of the State of Indiana.

15.                               Novi Property

Novi Lease

22925 Venture Drive, Novi, Michigan:

Lease dated as of November 18, 1996, as supplemented by Certificate of Commencement of Rentals dated September 25, 1997 (Sellers do not have a copy of the Certificate of Commencement), as amended or affected by First Amendment to Lease dated as of March 21, 2006, by and between Venture Nine, L.L.C., as landlord, and Harada Industry of America, Inc., as tenant and by Second Amendment to Lease dated as of December 8, 2009 by STAG II Novi, LLC as landlord and Harada Industry of America, Inc., as tenant and by Third Amendment dated January 30, 2012.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	None

16.                               O’Hara Property:

O’Hara Lease:

GENCO I: Lease Agreement dated February 28, 1994 by and between First Pennsylvania Funding Company, Inc., as landlord, and General Commodities Warehouse and Distributing Company, LP, as tenant, as amended or affected by:  Letter Agreement dated December 30, 1996 (Sellers do not have a copy of this Letter Agreement), Letter Agreement dated May 2, 1997, Amended Lease Agreement dated April 13, 1998 by and between First Pennsylvania Funding Company, Inc., as landlord and Genco, Inc., as tenant, Second Amended Lease Agreement dated June 30, 1998, Third Amended Lease Agreement dated February 12, 2001 by and between First Pennsylvania Funding Company, Inc., as landlord and Genco I, Inc., as tenant, Fourth Amended Lease Agreement dated January 10, 2002, Fifth Amended Lease Agreement dated November 14, 2005, and by Sixth Amended Lease Agreement dated April 30, 2008 by and between STAG II O’Hara, LLC, as landlord and Genco I, Inc., as tenant.

GENCO I: Lease Agreement dated April 1, 1993, by and between Pittsburgh Business Park, LP, as successor in interest to Second Pennsylvania Real Estate Corporation, as landlord, and GENCO I, successor by merger to GENCO Company, successor by merger to General Commodities Warehouse and Distributing Company, LP, as tenant, as amended by or affected by letter agreements dated February 6, 1995, April 21, 1995, November 30, 1995, August 27, 1996, December 13, 1996, May 2, 1997 and February 28, 1998, Written Consent (Assignment) dated July 1, 1995 and Amended Lease Agreement dated March 6, 2003 and by Second Amended Lease Agreement, dated September 1, 2008.

American Beverage Corporation: Lease Agreement dated February 24, 1997 by and between First Pennsylvania Funding Company, Inc., as landlord, and American Beverage Corporation, as tenant, as amended or affected by Amended Lease Agreement dated September 30, 1997, by Second Amendment to Lease Agreement dated December 3, 1999, by Third Amendment to Lease Agreement dated August 6, 2001, by Fourth Amendment to Lease Agreement dated August 10, 2004, by Fifth Amendment to Lease Agreement dated November 16, 2007 by and between STAG II O’Hara, LLC, as landlord and American Beverage Corporation, and by Sixth Amendment to Lease Agreement September 12, 2008.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	Tax abatement expected to commence for 2012 tax year, the cost (and savings) of which will be shared by the parties pro rata.

18.                               Parsons Property:

Parsons Lease

1900 Wilson:

Lease dated October       , 2005 by and between STAG II Parsons, LLC, as landlord, and Dayton Superior Corporation, as tenant.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$92,150 – letter of credit

Modifications to Representations:	Landlord Agreement dated September 1, 2010 by STAG II Parsons, LLC for the benefit of Silver Pointe Finance, LLC

19.                               Phenix City Property:

Phenix City Lease:

Amended and Restated Lease dated July 6, 2004 between 16 Downing, LLC, as landlord, and Gekko Brands, LLC, as tenant, as amended or affected by First Amendment to Amended and Restated Lease, dated December 30, 2005, as amended by Consent to Assignment dated March 26, 2009 by STAG II Phenix City, LLC to assignment to To the Game, LLC, as amended by Second Amendment to Amended and Restated Lease dated May 31, 2009 by and between STAG II Phenix, LLC, as landlord, and To the Game, LLC, as tenant, and Guaranty of Lease Payments, dated July 6, 2004, by Ashworth Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Ashworth, Inc., a Delaware corporation, as guarantor and Lease Guaranty dated March 30, 2009 by Delta Apparel, Inc., as guarantor.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Modifications to Representations:	None

20.                               Portage Property:

Portage Master Lease

725 George Nelson Drive:

Lease and Metals Warehouse Development and Operating Agreement dated as of October 28, 1996 between the Indiana Port Commission, as landlord, and Indiana Stevedoring and Development Corporation, as tenant, as amended or affected by: (a) Addendum to Lease Agreement dated as of November 21, 2001, (b) First Amendment to Lease and Metals Warehouse Development and Operating Agreement dated as of December 2, 2004, (c) Indiana Port Commission Consent and Agreement dated as of December 22, 2004, (d) Joint and Several Guaranty Agreement dated October 28, 1996 by and among the Indiana Port Commission, FEDNAV Limited and Alternative Distribution Systems, Inc. and (e) First Amendment to Joint and Several Guaranty Agreement dated December 2, 2004 by and among the Indiana Port Commission, FEDNAV Limited and Alternative Distribution Systems, Inc.

Portage Ground Lease:

Sublease (Amending and Restating Subcontract) dated as of December 2, 2004 by and between Indiana Stevedoring and Development Corporation, as sublandlord and ADS Logistics, LLC, as subtenant, as assigned to SCP Green Portage, LLC by Assignment and Assumption of Sublease dated as of January 31, 2005 between ADS Logistics, as assignor, and SCP Green Portage, LLC, as assignee, pursuant to which SCP Green Portage, LLC leases the Property from Indiana Stevedoring and Development Corporation, which Sublease is subject to the Master Lease.

Portage Lease:

Sub-sublease dated as of January 31, 2005 by and between SCP Green Portage, LLC, as landlord, and ADS Logistics, LLC, as tenant, as amended by First Amendment to Sub-Sublease Agreement dated as of November 30, 2009.  This lease is subject to the terms and provisions of the Ground Lease and the Master Lease.

ADS Logisitics, LLC has requested a landlord estoppel certificate and landlord lien waiver from SCP Green Portage, LLC in the forms provided in the Due Diligence Materials.

Portage Sublease:

Multi-Tenant Industrial Building Lease dated as of June 27, 2000, by and between Roll & Hold Warehousing & Distribution Corp., as landlord, and Precision Strip, Inc. (f/k/a Flat Rock Metal Processing, LLC), as tenant, as modified by Letter Agreement dated September 1, 2003.

Ground Lease Consent Requirement:	None

Master Lease Consent Requirement:	None

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$300,000 – cash

Modifications to Representations:	None

21.                               Sterling Heights Property:

Sterling Heights Lease

42600 Merrill Street:

Building Lease dated April 10, 1989 by and between Cunningham-Limp Construction Company, Inc., as landlord and Aetna Industries, Inc., as tenant; as amended or affected by First Amendment to Building Lease dated June 13, 1989; Second Amendment to Building Lease dated August 18, 1989; Assignment of Lease between Cunningham-Limp Construction Company, Inc. and Merrill Street Corporation dated as of December 14, 1989; Third Amendment to Building Lease dated January 31, 1994; Assignment and Assumption of Lease by and between Merrill Street Corporation and James S. Smith as trustee of the Great Lakes Property Group Trust dated August 31, 1994; Assumption of Lease dated May 2, 1997 between Aetna Industries, Inc., a Delaware corporation and Aetna Industries, Inc., a Michigan corporation; Fourth Amendment to Lease dated as of September 8, 1999; Assignment and Assumption of Lease dated as of June 14, 2002 by and between Aetna Industries, Inc., and AZ Automotive Corp.; Fifth Amendment to Lease dated as of July 30, 2004 by and between Great Lakes Property Group Trust, as landlord, and AZ Automotive Corp, as tenant, Sixth Amendment to Lease dated as of February 2009 by and between STAG II Sterling Heights, LLC as landlord and AZ Automotive Corp, as tenant.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	None

Current/Pending Lease Negotiations:	None.

Modifications to Representations:	Landlord’s Waiver, License and Agreement dated June 12, 2002 by Great Lakes Property Group Trust for the benefit of GMAC Business Credit, LLC Pending tax abatement for 2010 and 2011 tax years.

22.          Ware Shoals Property:

Ware Shoals Lease:

100 Holloway Road:

Unrecorded Lease dated February 25, 2005 by and between Greenwood Fabricating & Plating, Inc., as landlord, and Greenwood Acquisition Company, LLC, as tenant.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$4,948 — cash

Modifications to Representations:	None

23.          Wichita Property:

Wichita Lease:

Lease dated January 1, 2009 between STAG II Wichita II, LLC, as landlord and Thyssen Krupp Materials, LLC, as amended by First Amendment to Lease dated December 24, 2011.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	None

Security Deposit:	$32,685 — cash

Modifications to Representations:	None

EXHIBIT D-1

RENT ROLL
as of August 1, 2012

1. Auburn Hills Property:

Auburn Hills Lease:

Tenant:	Northern Wire & Supply, LLC

Term Expiration Date:	December 31, 2012

Available Renewal Options:	One, 5 year option

Monthly Rent:	$16,207.24

2. El Paso Property:

El Paso Lease:

Tenant:	American Yazaki Corporation

Term Expiration Date:	August 31, 2012

Available Renewal Options:	None

Monthly Rent:	$33,000

3. Gloversville Property:

Gloversville I Lease

141 Sal Landro Drive:

Tenant:	EPIMED International, Inc.

Term Expiration Date:	August 31, 2016

Available Renewal Options:	One, 5 year option

Monthly Rent:	$17,575

Gloversville II Lease

122 Balzano Drive:

Tenant: (1)	New York State Industries for the Disabled, Inc.

D-1

Term Expiration Date:	August 31, 2014

Available Renewal Options:	None

Monthly Rent:	$18,738

Tenant: (2)	Euphrates, Inc.

Term Expiration Date:	March 31, 2015

Available Renewal Options:	One, 3 year option

Monthly Rent:	$2,096.25

Gloversville III Lease

125 Balzano Drive:

Tenant:	Northern Architectural Systems, LLC

Term Expiration Date:	February 28, 2013

Available Renewal Options:	None

Monthly Rent:	$13,958

Gloversville IV Lease

109 Balzano Drive:

Tenant:	Sysco Corporation

Term Expiration Date:	February 28, 2015

Available Renewal Options:	None

Monthly Rent:	$17,090

4. Greenwood Property:

Greenwood I Lease

308 Maxwell Avenue:

Tenant:	Eaton Electrical, Inc.

Term Expiration Date:	June 30, 2017

D-2

Available Renewal Options:	One, 5 year option

Monthly Rent:	$18,215.21

Greenwood II Lease

310 Maxwell Avenue:

Tenant:	Eaton Electrical, Inc.

Term Expiration Date:	June 30, 2017

Available Renewal Options:	One, 5 year option

Monthly Rent:	$10,479.79

Greenwood III Lease

215 Mill Ave.:

Tenant:	Greenwood Acquisition Company, LLC

Term Expiration Date:	February 28, 2015

Available Renewal Options:	Two, 5 year options

Monthly Rent:	$33,806.86

5. Holland Property:

Holland Lease:

Perrigo Holland, Inc.

Tenant:	Perrigo Holland, Inc.

Term Expiration Date:	November 30, 2013

Available Renewal Options:	Two, 3 year options

Monthly Rent:	$47,125

6. Intentionally Omitted.

7. Independence Property:

Independence Lease

D-3

One Michelin Drive:

Tenant:	Michelin North America, Inc.

Term Expiration Date:	January 31, 2015

Available Renewal Options:	One, 3 year option

Monthly Rent:	$33,500.00

8. Jackson Property:

License Agreement

1094 Flex Drive:

Licensee:	Perseus Distribution, Inc.

Term Expiration Date:	Month-to-Month

Available Renewal Options:	None

Monthly License Fee:	$1,044.80

9. Johnstown Property:

Johnstown I Lease

123 Union Street:

Tenant:	NYK Logistics (ETA), Inc.

Term Expiration Date:	April 30, 2013

Available Renewal Options:	Two, 10 year options

Monthly Rent:	$18,750.00

Johnstown III Lease

6 Clermont:

Tenant:	The Coast Distribution Systems, Inc.

Term Expiration Date:	November 30, 2012

Available Renewal Options:	One, 3 year option

D-4

Monthly Rent:	$12,075

Johnstown IV Lease

150 Enterprise:

Tenant:	Univar USA, Inc.

Term Expiration Date:	March 31, 2022

Available Renewal Options:	Two, 5 year options

Monthly Rent:	$24,648.00

Johnstown VIII Lease

231 Enterprise:

Tenant:	Electro-Metrics, Corporation

Term Expiration Date:	July 31, 2015

Available Renewal Options:	None

Monthly Rent:	$15,872

10. Kansas City Property:

Kansas City Lease

636 South 66th Street:

Tenant:	Dayton Superior Corporation

Term Expiration Date:	October 31, 2015

Available Renewal Options:	Two, 5 year options

Monthly Rent:	$21,239

11. Lafayette Property:

Lafayette Lease

1521 Kepner:

Tenant:	Toyota Tsusho America, Inc.

D-5

Term Expiration Date:	May 31, 2014

Available Renewal Options:	None

Monthly Rent:	$80,663

Lafayette Lease

1521 Kepner:

Tenant:	Wingard Wheel Works, LLC

Term Expiration Date:	May 31, 2014

Available Renewal Options:	None

Monthly Rent:	$12,150

Lafayette Lease

1540-1530 Kepner

Tenant:	Caterpillar Logistic Services, Inc.

Term Expiration Date:	June 30, 2014

Available Renewal Options:	None

Monthly Rent:	$47,500.00

Lafayette Lease

1520 Kepner

Tenant:	Heartland Automotive, LLC

Term Expiration Date:	June 30, 2013

Available Renewal Options:	None

Monthly Rent:	$32,725.00

12. Lansing Property:

Lansing Lease

5640 Pierson Highway:

D-6

Tenant:	Woodbridge Ventures, Inc.

Term Expiration Date:	February 28, 2019

Available Renewal Options:	One, 5 year option

Monthly Rent:	$63,750

Lansing Lease

5640 Pierson Highway:

Tenant:	Woodbridge Ventures, Inc.

Term Expiration Date:	December 31, 2016

Available Renewal Options:	One, 5 year option

Monthly Rent:	$26,700

13. Marion Property:

Marion Lease

2201 E. Loew Road:

Tenant:	Dunham’s Althleisure Corporation

Term Expiration Date:	January 31, 2014

Available Renewal Options:	One, 1 year option

Monthly Rent:	$42,640

14. Mishawaka Property:

Mishawaka Lease

400 S. Byrkit:

Tenant:	AM General Corporation (Office)

Term Expiration Date:	January 31, 2013

Available Renewal Options:	None

Monthly Rent:	$21,849

D-7

Mishawaka Lease

400 S. Byrkit:

Tenant:	AM General Corporation (Warehouse)

Term Expiration Date:	January 31, 2013

Available Renewal Options:	None

Monthly Rent:	$43,698

Mishawaka Lease

400 S. Byrkit:

Tenant:	Charles S. Hayes, Inc. (Cell Tower)

Term Expiration Date:	March 31, 2016

Available Renewal Options:	Six, 5 year options

Monthly Rent:	$252

15. Novi Property

Novi Lease

22925 Venture Drive, Novi, Michigan:

Tenant:	Harada Industry of America, Inc.

Term Expiration Date:	September 30, 2016

Available Renewal Options:	Two, 5 year options

Monthly Rent:	$49,326.67

16. O’Hara Property:

O’Hara Lease:

Tenant:	Genco I, Inc. (Office)

Term Expiration Date:	May 31, 2016

Available Renewal Options:	One, 5 year option

D-8

Monthly Rent:	$23,725

O’Hara Lease:

Tenant:	Genco I, Inc. (Warehouse)

Term Expiration Date:	May 31, 2013

Available Renewal Options:	None

Monthly Rent:	$58,066.25

O’Hara Lease:

Tenant:	American Beverage Corporation

Term Expiration Date:	July 31, 2014

Available Renewal Options:	One, 5 year option

Monthly Rent:	$153,300

17. Intentionally Omitted.

18. Parsons Property:

Parsons Lease

1900 Wilson:

Tenant:	Dayton Superior Corporation

Term Expiration Date:	October 31, 2018

Available Renewal Options:	Two, 5 year options

Monthly Rent:	$22,523

19. Phenix City Property:

Phenix City Lease:

Tenant:	To The Game, LLC

Term Expiration Date:	June 30, 2015

Available Renewal Options:	None

D-9

Monthly Rent:	$29,560

20. Portage Property:

Portage Lease:

Tenant:	ADS Logistics, LLC

Term Expiration Date:	November 30, 2029

Available Renewal Options:	None

Monthly Rent:	$70,285

21. Sterling Heights Property:

Sterling Heights Lease

42600 Merrill Street:

Tenant:	AZ Automotive Corporation

Term Expiration Date:	December 31, 2012

Available Renewal Options:	None

Monthly Rent:	$55,710

22. Ware Shoals Property:

Ware Shoals Lease:

100 Holloway Road:

Tenant:	Greenwood Acquisition Company, LLC

Term Expiration Date:	February 28, 2015

Available Renewal Options:	Two, 5 year options

Monthly Rent:	$5,946.31

23. Wichita Property:

Wichita Lease:

Tenant:	Thyssen Krupp Materials, LLC

D-10

Term Expiration Date:	December 31, 2013

Available Renewal Options:	One, 5 year option

Monthly Rent:	$26,950

Wichita Lease:

Tenant:	Thyssen Krupp Materials, LLC

Term Expiration Date:	December 31, 2013

Available Renewal Options:	One, 5 year option

Monthly Rent:	$14,920

Wichita License (2510 and 2652 S. Eastmoor)

Licensee:	Spirit AeroSystems, Inc.

Term Expiration Date:	Month-to-month

Available Renewal Options:	None

Monthly License Fee:	$43,912.50

D-11

EXHIBIT E

GENERAL ASSIGNMENT

KNOW ALL PEOPLE BY THESE PRESENTS, that                                                          , with an address at c/o                                                      (“Seller”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) lawful money of the United States, and other good and valuable consideration to Seller in hand paid, at or before the ensealing and delivery of these presents, by                                                     , a                                                         whose post office address is                                     (“Purchaser”), the receipt and sufficiency of which is hereby acknowledged, has bargained and sold, and by these presents does grant, bargain, sell, convey, set over, transfer, assign and deliver unto the Purchaser, its successors and assigns, the following:

(a)                                 All of Seller’s right, title and interest in and to all those permits, licenses, certificates, approvals, authorizations, variances and consents (including any and all presently pending applications therefor) affecting the Land and the buildings and improvements thereon issued to Seller or to its predecessors in interest in the Premises as holder, claimant, licensee, permitee, successor in interest, applicant and/or owner or lessor of the Premises, by any and all federal, state, county, municipal and local governments, and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Premises, whether or not the same may presently be in full force and effect, all to the extent that Seller may lawfully transfer the same to Purchaser;  and

(b)                                 All of Seller’s right, title and interest in and to all unexpired warranties and guaranties affecting the Premises and/or the Personalty, all to the extent that Seller may lawfully transfer the same to Purchaser (it being agreed that nothing in this Section (b) shall be construed to affect Seller’s rights under such warranties and guaranties with respect to periods prior to the date hereof).

Notwithstanding the foregoing, the Excluded Items (as defined in the Real Estate Purchase and Sale Agreement dated              between Seller and                ) are not included in this assignment.

To have and to hold the same unto Purchaser, its successors and assigns forever.

This general assignment is made without any warranties, express or implied, except for those representations and warranties, if any, expressly set forth in that Real Estate Purchase and Sale Agreement between Seller and                                                dated as of                                  , 2012 (the “Agreement”), all of which are subject to the limitations set forth in the Agreement.

IN WITNESS WHEREOF, this General Assignment has been duly signed and sealed by the Seller as of the              day of                       , 2012.

SELLER:

[Name]

By:
Name:
Title:

EXHIBIT A

(to General Assignment)

Property Description

EXHIBIT F-1

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is executed as of                                     , 2012 by and between                                                      (“Assignor”), and                                                       (“Assignee”).

Background

Assignor has this day conveyed to the Assignee the Properties located in                             ,                             County,                           , more particularly described in Exhibit A hereto (the “Premises”) and, in connection with the conveyance of the Premises, Assignor and Assignee intend that Assignor’s right, title, interests, powers, and privileges in and under all leases and security deposits affecting the Premises and other matters stated herein be assigned and transferred to Assignee.

Agreement

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Leases.  Assignor hereby transfers and assigns to Assignee any and all right, title and interest which Assignor may have, as landlord or otherwise, in leases with tenants covering spaces in the Premises (collectively the “Leases”) which leases are listed on Exhibit B attached hereto and made a part hereof.  Assignee hereby (a) assumes all liabilities and obligations of Assignor under the Leases arising or accruing from and after the date hereof and (b) agrees to indemnify, defend and hold harmless Assignor from and against all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the Leases arising or accruing from and after the date hereof.  Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the Leases arising or accruing prior to the date hereof.

2.                                      Security Deposits.  Assignor hereby transfers and assigns to Assignee all security deposits held by the Assignor relative to the Leases.

3.                                      Contracts.  Assignor hereby transfers and assigns to Assignee any and all right, title and interest which Assignor may have in the contracts, if any, listed in Exhibit C attached hereto and made a part hereof (collectively, the “Contracts”).  Assignee hereby (a) assumes all liabilities and obligations of Assignor under the Contracts arising or accruing from and after the date hereof, and (b) agrees to indemnify, defend and hold harmless Assignor from any and all damages, losses, costs, claims,

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liabilities, expenses, demands and obligations under or with respect to the Contracts arising or accruing from and after the date hereof.  Assignor hereby agrees to indemnify, defend and hold harmless Assignee from any and all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the Contracts arising or accruing prior to the date hereof.

4.                                      Successors and Assigns.  This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

5.                                      No Representations.  This assignment is made without any representation or warranty, express or implied, except for those representations and warranties, if any, expressly set forth in that Real Estate Purchase and Sale Agreement between Assignor and                                dated as of                            , 2012 (the “Agreement”), all of which, together with Assignor’s and Assignee’s respective indemnification obligations hereunder, are subject to the limitations set forth in the Agreement.

IN WITNESS WHEREOF, this Assignment has been duly signed and sealed by the parties as of the date set forth above.

ASSIGNOR:

[Name]

By:
Name:
Title:

ASSIGNEE:

[Name]

By:
Name:
Title:

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EXHIBIT A

(to Assignment and Assumption)

Property Description

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EXHIBIT B

(to Assignment and Assumption)

Lease Schedule

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EXHIBIT C

(to Assignment and Assumption)

Assigned Contracts

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EXHIBIT F-2

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Assignment.                                              , a                                          (“Assignor”), hereby transfers and assigns to                          , a                           (“Assignee”) all of Assignor’s right, title and interest as ground lessee in and to the [Amended and Restated] [Ground Lease Agreement] dated as of                          ,           between                                           and                              recorded in the                           at                           (the “Ground Lease”).  Assignee hereby (a) assumes all liabilities and obligations of Assignor under the Ground Lease arising or accruing from and after the date hereof and (b) agrees to indemnify, defend and hold harmless Assignor from and against all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the Ground Lease arising or accruing from and after the date hereof.  Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the Ground Lease arising or accruing prior to the date hereof.

2.                                      Successors and Assigns.  This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

3.                                      No Representations.  This assignment is made without any representation or warranty, express or implied, except for those representations and warranties, if any, expressly set forth in that Real Estate Purchase and Sale Agreement between Assignor and                            dated as of                           , 2007 (the “Agreement”), all of which, together

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with Assignor’s indemnification obligations hereunder, are subject to the limitations set forth in the Agreement.

[The balance of this page has intentionally been left blank;  signature pages follow.]

IN WITNESS WHEREOF, this Assignment has been duly signed and sealed by the parties as of                 , 2012.

ASSIGNOR:

By:
Name:
Title:

Date:

ASSIGNEE:

By:
Name:
Title:

Date:

[Notary blocks and property description to be added]

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EXHIBIT F-3

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS

THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS (this “Assignment”) is made as of this         day of                  , 2012 by and between STAG Investments Holdings II, LLC, a Delaware limited liability company (“Holdings,” or “Assignor”) and                                    , a                              (“Assignee”).

W I T N E S S E T H:

WHEREAS, Holdings is the managing member and owner of one hundred percent (100%) of the membership interests in SCP Green Portage, LLC, a Delaware limited liability company (the “Company”);

WHEREAS, the Company is the tenant under that certain Sublease (Amending and Restating SubContract) dated as of December 2, 2004 by and between Indiana Stevedoring and Distribution Corporation, an Indiana corporation, as sublandlord, and ADS Logistics, LLC, a Delaware limited liability company (“ADS”), as subtenant, a certified copy of which was recorded February 10, 2005 as Document No. 2005-003680 in the office of the Recorder of Porter County (the “Recorder”), as assigned to the Company by an Assignment and Assumption of Sublease dated January 31, 2005 by and between ADS, as assignor, and the Company, as assignee, a copy of which is recorded with said Recorder as Document No. 2005-003681 (the “Sublease”), with respect to the property located at 725 George Nelson Drive, Portage, Indiana, more particularly described on Exhibit A attached hereto (the “Property”)

WHEREAS, the Company is the landlord under that certain Sub-Sublease dated as of January 31, 2005 by and between the Company, as landlord and ADS, as tenant (the “Sub-Sublease”);

WHEREAS, Assignor and Assignee, among others, entered into that certain Purchase and Sale Agreement dated as of                        , 2012 (as amended, the “Purchase Agreement”) pursuant to which the Assignor agreed to sell the Assignor’s right, title and interest in the Company (the “Membership Interests”) as hereinafter provided and Assignor has agreed to transfer the Membership Interests to Assignee; and

WHEREAS, as a result of this Assignment, Assignee will be the sole member of the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the payment set forth in the Purchase Agreement and other good and valuable consideration, the receipt of which are hereby acknowledged by Assignor, the parties hereto agree as follows:

1.                                      Recitals.  The recitals set forth above are incorporated herein by reference.

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2.                                      Assignment and Assumption of Membership Interest.  Assignor hereby assigns, transfers and sets over unto Assignee, and Assignee hereby accepts and assumes, the Membership Interests, including, but not limited to, all right, title and interest in and to all distributions, capital account, capital, income, gain, loss and deductions of the Company, relating to or allocable to the Membership Interests arising from and after the date hereof.  Assignee hereby (a) assumes all liabilities and obligations of Assignor with respect to the Membership Interests and (b) agrees to indemnify, defend and hold harmless Assignor from and against all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the Membership Interests.

3.                                      Effective Date.  The assignment herein made is effective as of the date hereof, and from and after such date that portion of the capital, distributions, income, gain, loss and deductions of the Company allocable to the Membership Interests shall be credited, charged distributed, as the case may be, to the Assignee and not to the Assignor.

4.                                      Governing Law.

(a)                                 THIS ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

(b)                                 WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS ASSIGNMENT, ASSIGNOR AND ASSIGNEE EACH: (A) IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THE STATE OF NEW YORK, THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT LOCATED THEREIN AND APPELLATE COURTS FROM ANY THEREOF, AND (B) IRREVOCABLY WAIVE ANY OBJECTION WHICH IT HAVE AT ANY TIME TO THE LAYING ON VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.                                      Further Instruments.  Assignor and Assignee from time to time shall each execute and deliver to the other such further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Assignment and which are consistent with the provisions of this Assignment.

6.                                      Miscellaneous.  This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.  Signatures to this Assignment, any amendment hereof and any notice given hereunder, transmitted by telecopy shall be valid and effective to bind the party so signing.  This Assignment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts.  All counterparts shall collectively constitute a single agreement.

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No modification of this Assignment shall be deemed effective unless in writing and signed by both Assignee and Assignor.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Assignment is executed as of the date and year first written above.

Assignor:

STAG INVESTMENTS HOLDINGS II, LLC

By:
Name:
Title:

Assignee:

By:
Name:
Title:

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EXHIBIT A

Legal Description of the Property

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EXHIBIT F-4

ASSIGNMENT AND ASSUMPTION OF LIMITED PARTNERSHIP INTERESTS

THIS ASSIGNMENT AND ASSUMPTION OF LIMITED PARTNERSHIP INTERESTS (this “Assignment”) is made as of this          day of                       , 2012 by and between STAG Investments Holdings II, LLC, a Delaware limited liability company (“Holdings,” or “Assignor”) and                                           ,   a                                    (“Assignee”).

W I T N E S S E T H:

WHEREAS, Holdings is the sole limited partner and owner of one hundred percent (100%) of the limited partnership interests in STAG II El Paso, LP, a Delaware limited partnership (the “Limited Partnership”);

WHEREAS, the Limited Partnership is the tenant under that certain Butterfield Trail Industrial Park Lease dated as of August 1, 1994 between the City of El Paso, as lessor and BK Fisher Limited Partnership, as lessee, as amended or affected by Lease Amendment dated as of February 11, 1997 (the “Ground Lease”), with respect to the property located at 12 Leigh Fisher Boulevard and 47 Butterfield Circle, El Paso, Texas, more particularly described on Exhibit A attached hereto (the “Property”)

WHEREAS, the Limited Partnership is the landlord under that certain Industrial Building Lease dated July 14, 1994 by and between BK Fisher Limited Partnership, as landlord and American Yazaki Corporation, as tenant, as amended or affected by Lease Amendment dated June 30, 1995, Second Lease Amendment dated January 31, 1997, Third Amendment dated as of May 20, 1997, Fourth Lease Amendment dated as of December 1, 1997, Fifth Lease Amendment dated as of August 8, 2005, letter agreement dated February 7, 2007 and Sixth Lease Amendment dated as of July 31, 2010 by and between the Limited Partnership and American Yazaki Corporation, as tenant dated as of January 31, 2005 by and between the Company, as landlord and ADS, as tenant (the “Lease”);

WHEREAS, Assignor and Assignee, among others, entered into that certain Purchase and Sale Agreement dated as of                           , 2012 (as amended, the “Purchase Agreement”) pursuant to which the Assignor agreed to sell the Assignor’s right, title and interest in the Limited Partnership (the “Limited Partnership Interests”) as hereinafter provided and Assignor has agreed to transfer the Limited Partnership Interests to Assignee; and

WHEREAS, as a result of this Assignment, Assignee will be the sole limited partner of the Limited Partnership.

AGREEMENT

NOW, THEREFORE, in consideration of the payment set forth in the Purchase Agreement and other good and valuable consideration, the receipt of which are hereby acknowledged by Assignor, the parties hereto agree as follows:

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1.                                      Recitals.  The recitals set forth above are incorporated herein by reference.

2.                                      Assignment and Assumption of Limited Partnership Interest.  Assignor hereby assigns, transfers and sets over unto Assignee, and Assignee hereby accepts and assumes, the Limited Partnership Interests, including, but not limited to, all of Assignor’s right, title and interest in and to all distributions, capital account, capital, income, gain, loss and deductions of the Limited Partnership, relating to or allocable to the Limited Partnership Interests arising from and after the date hereof.  Assignee hereby  (a) assumes all liabilities and obligations of Assignor with respect to the Limited Partnership Interests and (b) agrees to indemnify, defend and hold harmless Assignor from and against all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the Limited Partnership Interests.

3.                                      Effective Date.  The assignment herein made is effective as of the date hereof, and from and after such date that portion of the capital, distributions, income, gain, loss and deductions of the Limited Partnership allocable to the Limited Partnership Interests shall be credited, charged distributed, as the case may be, to the Assignee and not to the Assignor.

4.                                      Governing Law.

(a)                                 THIS ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

(b)                                 WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS ASSIGNMENT, ASSIGNOR AND ASSIGNEE EACH: (A) IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THE STATE OF NEW YORK, THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT LOCATED THEREIN AND APPELLATE COURTS FROM ANY THEREOF, AND (B) IRREVOCABLY WAIVE ANY OBJECTION WHICH IT HAVE AT ANY TIME TO THE LAYING ON VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.                                      Further Instruments.  Assignor and Assignee from time to time shall each execute and deliver to the other such further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Assignment and which are consistent with the provisions of this Assignment.

6.                                      Miscellaneous.  This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.  Signatures to this Assignment, any amendment hereof and any notice given hereunder, transmitted by telecopy shall be valid and effective to bind the party so signing.  This Assignment may be executed in

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any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts.  All counterparts shall collectively constitute a single agreement.  No modification of this Assignment shall be deemed effective unless in writing and signed by both Assignee and Assignor.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Assignment is executed as of the date and year first written above.

Assignor:

STAG INVESTMENTS HOLDINGS II, LLC

By:
Name:
Title:

Assignee:

By:
Name:
Title:

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EXHIBIT A

Legal Description of the Property

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EXHIBIT F-5

ASSIGNMENT AND ASSUMPTION OF GENERAL PARTNERSHIP INTERESTS

THIS ASSIGNMENT AND ASSUMPTION OF GENERAL PARTNERSHIP INTERESTS (this “Assignment”) is made as of this          day of                       , 2012 by and between STAG Investments GP, LLC, a Delaware limited liability company (“GP,” or “Assignor”) and                                           , a                                    (“Assignee”).

W I T N E S S E T H:

WHEREAS, GP is the sole general partner and owner of one hundred percent (100%) of the general partnership interests in STAG II El Paso, LP, a Delaware limited partnership (the “Limited Partnership”);

WHEREAS, the Limited Partnership is the tenant under that certain Butterfield Trail Industrial Park Lease dated as of August 1, 1994 between the City of El Paso, as lessor and BK Fisher Limited Partnership, as lessee, as amended or affected by Lease Amendment dated as of February 11, 1997 (the “Ground Lease”), with respect to the property located at 12 Leigh Fisher Boulevard and 47 Butterfield Circle, El Paso, Texas, more particularly described on Exhibit A attached hereto (the “Property”)

WHEREAS, the Limited Partnership is the landlord under that certain Industrial Building Lease dated July 14, 1994 by and between BK Fisher Limited Partnership, as landlord and American Yazaki Corporation, as tenant, as amended or affected by Lease Amendment dated June 30, 1995, Second Lease Amendment dated January 31, 1997, Third Amendment dated as of May 20, 1997, Fourth Lease Amendment dated as of December 1, 1997, Fifth Lease Amendment dated as of August 8, 2005, letter agreement dated February 7, 2007 and Sixth Lease Amendment dated as of July 31, 2010 by and between the Limited Partnership and American Yazaki Corporation, as tenant dated as of January 31, 2005 by and between the Company, as landlord and ADS, as tenant (the “Lease”);

WHEREAS, Assignor and Assignee, among others, entered into that certain Purchase and Sale Agreement dated as of                           , 2012 (as amended, the “Purchase Agreement”) pursuant to which the Assignor agreed to sell the Assignor’s right, title and interest in the Limited Partnership (the “General Partnership Interests”) as hereinafter provided and Assignor has agreed to transfer the General Partnership Interests to Assignee; and

WHEREAS, as a result of this Assignment, Assignee will be the sole general partner of the Limited Partnership.

AGREEMENT

NOW, THEREFORE, in consideration of the payment set forth in the Purchase Agreement and other good and valuable consideration, the receipt of which are hereby acknowledged by Assignor, the parties hereto agree as follows:

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1.                                      Recitals.  The recitals set forth above are incorporated herein by reference.

2.                                      Assignment and Assumption of General Partnership Interest.  Assignor hereby assigns, transfers and sets over unto Assignee, and Assignee hereby accepts and assumes, the General Partnership Interests, including, but not limited to, all of Assignor’s right, title and interest in and to all distributions, capital account, capital, income, gain, loss and deductions of the Limited Partnership, relating to or allocable to the General Partnership Interests arising from and after the date hereof.  Assignee hereby (a) assumes all liabilities and obligations of Assignor with respect to the General Partnership Interests and (b) agrees to indemnify, defend and hold harmless Assignor from and against all damages, losses, costs, claims, liabilities, expenses, demands and obligations under or with respect to the General Partnership Interests.

3.                                      Effective Date.  The assignment herein made is effective as of the date hereof, and from and after such date that portion of the capital, distributions, income, gain, loss and deductions of the Limited Partnership allocable to the General Partnership Interests shall be credited, charged distributed, as the case may be, to the Assignee and not to the Assignor.

4.                                      Governing Law.

(a)                                 THIS ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

(b)                                 WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS ASSIGNMENT, ASSIGNOR AND ASSIGNEE EACH: (A) IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THE STATE OF NEW YORK, THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT LOCATED THEREIN AND APPELLATE COURTS FROM ANY THEREOF, AND (B) IRREVOCABLY WAIVE ANY OBJECTION WHICH IT HAVE AT ANY TIME TO THE LAYING ON VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.                                      Further Instruments.  Assignor and Assignee from time to time shall each execute and deliver to the other such further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Assignment and which are consistent with the provisions of this Assignment.

6.                                      Miscellaneous.  This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.  Signatures to this Assignment, any amendment hereof and any notice given hereunder, transmitted by telecopy shall be valid and effective to bind the party so signing.  This Assignment may be executed in

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any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts.  All counterparts shall collectively constitute a single agreement.  No modification of this Assignment shall be deemed effective unless in writing and signed by both Assignee and Assignor.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Assignment is executed as of the date and year first written above.

Assignor:

STAG INVESTMENTS GP, LLC

By:
Name:
Title:

Assignee:

By:
Name:
Title:

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EXHIBIT A

Legal Description of the Property

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EXHIBIT G

REPRESENTATION CERTIFICATE

The undersigned [                             ], as Seller (“Seller”) under a Real Estate Purchase and Sale Agreement (“Purchase Agreement”) dated as of                                   , 2012 with                                                            as Purchaser (“Purchaser”), and STAG Investment Holdings II, LLC, a Delaware limited liability company, do hereby certify to Purchaser as follows:

Except as otherwise disclosed in writing to Purchaser, the representations and warranties set forth in Section 7.2 of the Purchase Agreement are hereby reaffirmed as of the date hereof.

Seller’s liability hereunder shall be subject to the limitations set forth in the Purchase Agreement.

Dated as of this          day of                         , 2012.

Seller:

[Name]

By:
Name:
Title:

STAG INVESTMENT HOLDINGS II, LLC, a Delaware limited liability company

By:
Name:
Title:

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EXHIBIT H

LIST OF EXISTING SURVEYS

1.                                      Auburn Hills Property:  “ALTA/ACSM Land Title Survey of Energy Electric, Part of the Southeast 1/4 of Section 26, T.3N, R.10E, City of Auburn Hills, Oakland County, Michigan,” prepared by Lehner Associates, Inc. Professional Engineers & Surveyors, dated February 9, 2007, last revised February 23, 2007.

2.                                      El Paso Property:  “ALTA Land Title Survey of Lots 1 and 2, Block 9 and Lots 10 and 11, Block 11, Butterfield Trail Industrial Park, Unit Two, City of El Paso, El Paso County, Texas,” prepared by Cutts Land Surveying, Inc., dated February 23, 2007, last revised March 15, 2007.

3.                                      Gloversville Property:  The following surveys: (i) “ALTA/ACSM Land Title Survey, Fulton County Industrial Development Agency, 141 Sal Landrio Drive, City of Gloversville, County of Fulton, State of New York,” prepared by ABD Engineers & Surveyors, dated April 11, 2007, last revised May 22, 2007; (ii) “ALTA/ACSM Land Title Survey of Lands Now or Formerly of Fulton County Industrial Development Agency Part of Lots 8 & 9, Being the Former Pioneer Facility, Now Empire Architectural Systems, City of Gloversville, County of Fulton, State of New York,” prepared by Stantec (formerly Vollmer Associates LLP), dated March 27, 2007, last revised June 8, 2007; (iii) “ALTA/ACSM Land Title Survey, Lands Now or Formerly of Fulton County Industrial Development Agency Lots 4, 6 & 7, Being the Crossroads Incubator Facility, City of Gloversville, County of Fulton, State of New York,” prepared by Stantec (formerly Vollmer Associates LLP), dated March 27, 2007, last revised June 8, 2007; and (iv) “ALTA/ACSM Land Title Survey, Lands Now or Formerly of Swany Corporation, Crossroads Industrial Park, City of Gloversville, County of Fulton, State of New York,” prepared by Stantec (formerly Vollmer Associates LLP), dated March 27, 2007, last revised June 8, 2007.

4.                                      Greenwood Property:  The following surveys: (i) “ALTA/ACSM Land Title Survey, 308-310 Maxwell Avenue, Greenwood, SC, Made at the Request of STAG II Greenwood, LLC,” prepared by Heaner Inc., dated February 14, 2007, last revised March 7, 2007; and (ii) “ALTA/ACSM Land Title Survey, 215 Mill Avenue, Greenwood, SC, Made at the Request of STAG II Greenwood, LLC,” prepared by Heaner Inc., dated February 14, 2007, last revised March 7, 2007.

5.                                      Holland Property:  “ALTA/ACSM Land Title Survey of part of NE 1/4, Section 5, Town 5 North, Range 15 West Holland Township, Ottawa County, Michigan,” prepared by Moore & Bruggink, Inc., dated April 4, 2006, last revised November 10, 2006.

6.                                      Intentionally Omitted.

7.                                      Independence Property:  “ALTA/ACSM Land Title Survey, Michelin North America, Inc., Address: One Compare Way, Hwy 58 West, Independence, VA 24348, Town of

Independence and Elk Creek Magisterial District, Grayson County, Virginia,” prepared by D.B. Dudley and Associates, not dated.

8.                                      Jackson Property:  “ALTA\ACSM Survey, Scale 1” = 100’, 3rd Civil District, Madison County, Tennessee, Tax Map 79, Parcel 20.01 — Deed Book 648, Page 159,” prepared by Aegean Properties, dated July 27, 2005.

9.                                     Johnstown Property:  The following surveys: (i) “ALTA/ACSM Land Title Survey, NYK Logistics and Megacarriers, 123 Union Avenue Ext., City of Johnstown, Fulton County, State of New York,” prepared by ABD Engineers & Surveyors, dated April 11, 2007, last revised June 20, 2007; (ii) “ALTA/ACSM Land Title Survey Lots 1 & 2, Johnstown Industrial Park, 200 Union Avenue, City of Johnstown, County of Fulton, State of New York,” prepared by ABD Engineers & Surveyors, dated April 11, 2007, last revised May 22, 2007; (iii) “ALTA/ACSM Land Title Survey, Lands Now or Formerly of Johnstown Industrial Park — Lot 5, Being the Coast Distribution Systems, City of Johnstown, County of Fulton, State of  New York,” prepared by Stantec (formerly Vollmer Associates LLP), dated March 27, 2007, last revised June 8, 2007; (iv)  “ALTA/ACSM Land Title Survey, Johnstown Industrial Park, Lot 6, 150 Enterprise Road, City of Johnstown, County of Fulton, State of New York,” prepared by ABD Engineers & Surveyors, dated April 11, 2007, last revised May 22, 2007; (v) “ALTA/ACSM Land Title Survey, Lot 8 Johnstown Industrial Park, 190 Enterprise Road, City of Johnstown, County of Fulton, State of New York,” prepared by ABD Engineers & Surveyors, dated April 11, 2007, last revised May 22, 2007; (vi) “ALTA/ACSM Land Title Survey, Lot 18 Johnstown Industrial Park, 199 Enterprise Road, City of Johnstown, County of Fulton, State of New York,” prepared by ABD Engineers & Surveyors, dated April 11, 2007, last revised June 28, 2007; and (vii) “ALTA/ACSM Land Title Survey, Lot 17 Johnstown Industrial Park, 231 Enterprise Road, City of Johnstown, County of Fulton, State of New York,” prepared by ABD Engineers & Surveyors, dated April 11, 2007, last revised July 10, 2007.

10.                               Kansas City Property:  “ALTA/ACSM Land Title Survey, Warehouse, 636 S. 66th Terrace, Kansas City, Kansas,” prepared by Kaw Valley Engineering, Inc., dated August 17, 2005.

11.                               Lafayette Property:  “ALTA/ACSM Land Title Survey of Lot 1 PT 1; Lot 1 PT 3; Lot 2 & 3 & PT of Lot 1 of PT 7 of Lafayette Industrial Subdivision,” prepared by Robert R. Grove, dated April 13, 2007.

12.                               Lansing Property:  “ALTA/ACSM Land Title Survey of Tower Automotive, 5640 Pierson Highway, Lansing, MI,” prepared by Ledy Survey Group, dated October 30, 2006, last revised November 21, 2006.

13.                               Marion Property:  “ALTA/ACSM Land Title Survey,” prepared by Randall Miller & Associates, Inc., dated February 3, 2006.

14.                               Mishawaka Property:  “ALTA/ACSM Land Title Survey,” prepared by Palm & Associates, Inc., dated March 21, 2006.

15.                               Novi  Property:  “ALTA/ACSM Land Title Survey of part of SE 1/4, Section 26, T. 1N., R.8E, City of Novi, Oakland County, Michigan,” prepared by Professional Engineering Associates, dated October 11, 2006.

16.                               O’Hara Property:  “ALTA/ACSM Land Title Survey Prepared for Genco/American Beverage Project,” prepared by Bock & Clark’s National Surveyors Network, dated March 19, 2007, last revised April 9, 2007

17.                              Parsons Property:  “ALTA/ACSM Land Title Survey, 1900 Wilson, Parsons, Kansas,” prepared by Kaw Valley Engineering, Inc., dated August 18, 2005.

18.                               Phenix City Property:  “Plat of ALTA/ACSM Land Title Survey for STAG II Phenix City, LLC, Connecticut General Life Insurance Company, Stewart Title Guaranty Company, 16 Downing Drive, Lot 40, Phenix Industrial Park, located in the Southwest Quarter of Section 8, Township 16 North, Range 30 East, Phenix City, Russell County, Alabama,” prepared by Barrett-Simpson, Inc., dated May 3, 2006.

19.                               Portage Property:  “ALTA/ACSM Land Title Survey, Roll and Hold, Port of Indiana For: STAG Capital Partners, LLC,” prepared by DLZ Industrial, LLC, dated December 28, 2006.

20.                               Sterling Heights Property:  “AETNA INDUSTRIES, ALTA/ACSM Land Title Survey, Part of the Northwest 1/4 of Section 9, T2N, R12E, City of Sterling Heights, Macomb County, MI,” prepared by Lehner Associates, dated January 25, 2007.

21.                               Ware Shoals Property:  “ALTA/ACSM Land Title Survey, 100 Holloway Street, Ware Shoals, SC, Made at the Request of Stag II Greenwood, LLC,” prepared by Heaner Inc., dated January 30, 2007, last revised March 7, 2007.

22.                               Wichita Property:  The following surveys: (i) Tract II and Tract VI: “ALTA/ACSM Land Title Survey,” prepared by Armstrong Land Survey, P.A., dated November 2, 2006; (ii) Tract IV and Tract V: “ALTA/ACSM Land Title Survey,” prepared by Armstrong Land Survey, P.A., dated November 2, 2006; (iii) Tract I: “ALTA/ACSM Land Title Survey,” prepared by Armstrong Land Survey, P.A., dated November 2, 2006; and (iv) Tract III: “ALTA/ACSM Land Title Survey,” prepared by Armstrong Land Survey, P.A., dated November 2, 2006.

EXHIBIT I

LIST OF EXISTING TITLE POLICIES

1.                                      Auburn Hills Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-3502-202490, in the amount of $4,075,000.00, with an Effective Date of April 3, 2007

2.                                      El Paso I Property:  Owner’s Leasehold Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-5893-52666, in the amount of $7,100,000.00, with an Effective Date of March 28, 2007.

3.                                      El Paso II Property:  Owner’s Leasehold Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-5893-52666, in the amount of $7,100,000.00, with an Effective Date of March 28, 2007.

4.                                      Gloversville Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-8901-001092, in the amount of $31,295,000.00, with an Effective Date of June 29, 2007 (note: ground leased properties already designated by endorsement).

5.                                      Greenwood I Property:  ProForma Title Insurance Policy issued by Stewart Title Guaranty Company, Policy Order #07-008, in the amount of $5,725,000.00, with an Effective Date of March 20, 2007.

6.                                      Greenwood II Property:  ProForma Title Insurance Policy issued by Stewart Title Guaranty Company, Policy Order #07-009, in the amount of $5,725,000.00, with an Effective Date of March 20, 2007.

7.                                      Holland Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-3502-202476, in the amount of $5,700,000.00, with an Effective Date of December 4, 2006.

8.                                      Intentionally Omitted.

9.                                      Independence Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9701-001739137, in the amount of $3,400,000.00, with an Effective Date of December 29, 2006.

10.                               Jackson Property:  Owner’s Leasehold Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9708-13991, in the amount of $4,560,000.00, with an Effective Date of August 29, 2005.

11.                               Johnstown Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-8901-001092, in the amount of $31,295,000.00, with an Effective Date of June 29, 2007 (note: ground leased properties already designated by endorsement and Property does not include 161 Enterprise Drive).

12.                               Kansas City Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9701-1495775, in the amount of $2,100,000.00, with an Effective Date of October 14, 2005.

13.                               Lafayette Property:  ProForma Title Insurance Policy issued by Stewart Title Guaranty Company, Policy Order #O-9701-760000520, in the amount of $15,700,000.00, with an Effective Date of March 16, 2007.

14.                               Lansing Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # M-9994-8545939, in the amount of $13,600,000.00, with an Effective Date of January 5, 2007.

15.                               Marion Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9993-4041057, in the amount of $4,200,000.00, with an Effective Date of March 29, 2006.

16.                               Mishawaka Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9701-677814, in the amount of $7,800,000.00, with an Effective Date of May 18, 2006.

17.                               Novi Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-3504-21284, in the amount of $6,700,000.00, with an Effective Date of December 14, 2006.

18.                               O’Hara Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9993-2136365, in the amount of $19,725,000.00, with an Effective Date of May 2, 2007.

19.                               Parsons Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9701-1495771, in the amount of $2,500,000.00, with an Effective Date of October 17, 2005.

20.                               Phenix City Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-9993-1861322, in the amount of $3,750,000.00, with an Effective Date of April 17, 2006.

21.                               Portage Property:  Owner’s Leasehold Title Insurance Policy issued by Chicago Title Insurance Company, Policy # 520041449, in the amount of $7,600,000.00, with an Effective Date of February 10, 2004.

22.                               Sterling Heights Property:  Owner’s Title Insurance Policy issued by Stewart Title Guaranty Company, Policy # O-3502-202491, in the amount of $5,600,000.00, with an Effective Date of April 24, 2007.

23.                               Ware Shoals Property:  ProForma Title Insurance Policy issued by Stewart Title Guaranty Company, Policy #O-9993-2971966, in the amount of $575,000.00, with an Effective Date of March 20, 2007.

24.                               Wichita Property:  Owner’s Title Insurance Policy issued by LandAmerica Lawyers Title Insurance Corporation, Policy # 261145136, in the amount of $8,000,000.00, with an Effective Date of November 8, 2006.

EXHIBIT J

LIST OF CONTRACTS

Property	Contracts

Auburn Hills, MI	Property Management Contract between STAG II Sterling Heights, LLC and Finsilver/Friedman Management Corporation dated June 1, 2008 for services at 260-272 Rex Boulevard, Auburn Hills, MI.

Auburn Hills, MI	Service Agreement between Elite Fire Safety and STAG II Sterling Heights, LLC and Finsilver/Friedman Management Company dated July 22, 2008.

Auburn Hills, MI	Vendor Contract between Green Meadows Lawnscape, Inc. and STAG II Sterling Heights, LLC dated April 1, 2011.

Auburn Hills, MI	Snow and Ice Removal Contract between Green Meadows Lawnscape, Inc. and STAG II Sterling Heights, LLC dated November 1, 2011.

Auburn Hills, MI	Inspection Service Agreement between Witt Mechanical, Inc. and STAG II Sterling Heights, LLC dated July 7, 2009.

El Paso, TX	Property Management Contract between STAG II El Paso, LP and NDH Property Management, LLC dated January 15, 2008 for services at 47 Butterfield Road, El Paso, TX.

El Paso, TX	Sonitrol Verified Electronic Security FireAlarm/Sprinkler System dated September 2, 2011 at 47 Butterfield Rd., El Paso, TX.

Holland, MI	Property Management Contract between STAG II Grand Rapids, LLC and SJ Wisinski & Company dated November 8, 2006 for services at 4757 128th Street, Holland, MI.

Holland, MI	Service Agreement between Western Tel-Com, Inc. and STAG Capital dated September 8, 2011.

Johnstown, NY	Commercial Sales Agreement between ADT Security Services, Inc. and STAG II Albany, LLC dated March 10, 2008 for property located at 122 Balzano Drive.

Johnstown, NY and Gloversville, NY	Property Management Contract between STAG II Albany, LLC and CBRE-Albany Property Management, LLC dated October

2010 amended by Extension Agreement dated November 1, 2011 for services at:

122 Balzano Drive

125 Balzano Drive

109 Balzano Drive

141 Sal Landrio Drive

123 Union Avenue

200 Union Avenue

161 Enterprise Road (to be excluded from contract)

6 Clermont Street

150 Enterprise Drive

190 Enterprise Drive

231 Enterprise Drive

199 Enterprise Drive

Johnstown, NY	Exclusive Broker Leasing Agreement between STAG II Albany, LLC and Pyramid Brokerage Co., Inc. dated September 9, 2011 for 122 & 125 Balzano Drive, Johnstown, NY.

Johnstown, NY	Service Agreement between Albany Management Property and TSB Contracting dated September 20, 2011 for property located at 109 and 122 Balzano Drive .

Lafayette, IN	Exclusive Broker Leasing Agreement between STAG II Lafayette LLC and F.C. Tucker, dated October 28, 2011 for 1530-1540 Kepner Drive, Lafayette, IN.

Mishawaka, IN	Management Agreement between STAG Capital Partners and Holladay Property Services Midwest dated May 12, 2006 for services at 400 S. Byrkit Avenue, Mishawaka, IN.

Mishawaka, IN	Service Agreement between ADT & Holladay Property Services dated December 15, 1999.

Mishawaka, IN	Service Agreement between ADT & Holladay Property Services

dated December 9, 2002.

Mishawaka, IN	Service Agreement with Performance Plus .

Mishawaka, IN	Snowplowing Agreement between Thompson Landscape and Holladay Corporation dated October 3, 2011.

Mishawaka, IN	Lawn Care Agreement between Thompson Landscape and Holladay Corporation dated February 13, 2012.

O’Hara, PA	Commercial Agreement between Jones Lang LaSalle and Guardian Protection Services, Inc. dated March 11, 2011.

O’Hara, PA	Full Requirements Service Agreement between STAG II O’Hara, LLC and Duquesne Light Energy, Inc. dated July 15, 2008, as amended by First Amendment dated May 2010.

O’Hara, PA	Natural Gas Contract between STAG II O’Hara, LLC and EQT Energy, LLC d/b/a Equitable Energy dated April 8, 2010.

O’Hara, PA	Property Management Contract between STAG II O’Hara, LLC and Jones Lang LaSalle America, Inc., dated February 1, 2011 for services at 100 Papercraft Park, O’Hara Township, PA.

O’Hara, PA	Service Contractor Agreement between STAG Properties and Mechanical Operations Company, Inc. dated January 27, 2011.

O’Hara, PA	Service Contractor Agreement between STAG Properties and Mele Landscaping Company dated March 1, 2011.

O’Hara, PA	Service Contractor Agreement between STAG Properties and Michel Landscaping Company dated February 1, 2011.

O’Hara, PA	Equitable Gas Company Delivery Service Agreement between Equitable Gas Company, LLC and STAG II O’Hara, LLC dated March 22, 2012.

Wichita, KS	Property Management Contract between STAG II Wichita, LLC and Weigand-Omega Management, Inc. dated December 19, 2011 for services at 2510 and 2562 S. Eastmoor Street, Wichita, KS.

EXHIBIT K

LIST OF WARRANTIES

Property	Warranty

Auburn Hills, MI	Firestone Building Products Red Shield Warranty 7/17/06

El Paso, TX	Haley Architectural Doors 9/9/97

El Paso, TX	Carlisle Syntec Incorporated 10/28/97

Greenwood, SC	CE Bourne Gutter Replacement Warranty - Standard Guaranty Form Disclaimers Waivers and Release Agreement 2/19/10

Holland, MI	CentiMark Acrylic Systems & Roof Coatings 12/7/11

Jackson, TN	Strickland Roofing Co, Inc. 8/29/03

O’Hara, PA	Johns Manville Ultra Guard Roofing Guarantee 3/22/02

O’Hara, PA	Johns Manville Ultra Guard Roofing Guarantee 7/24/03

O’Hara, PA	Johns Manville Ultra Guard Roofing Guarantee 9/15/04

Portage, IN	Butler Manufacturing Company (Roof panels) 7/7/97

Portage, IN	Butler Manufacturing Company (Roof panels) 12/28/99

Wichita, KS	Insurance Services Office of Kansas Roof Deck Wind Uplift Cert. 6/02

K-1

EXHIBIT L

FORM OF AGREEMENT RE LETTER OF CREDIT

[Insert Purchaser Address]

             ,    , 2012

[Insert Seller Address]

RE:         Real Estate Purchase and Sale Agreement dated        between                  and                 (the “Purchase Agreement”)

Dear           :

Reference is made to the following facts which constitute the background to this agreement:

A.                            (“Seller”) is the owner of certain property known as                       (the “Property”);

B.            Pursuant to the terms of the Purchase Agreement,                           (“Purchaser”) is acquiring title to the Property on the date hereof.  Capitalized terms used herein and not defined herein shall have the meanings ascribed to them under the terms of the Purchase Agreement.

C.            Pursuant to the Assignment and Assumption of Leases being executed and delivered pursuant to the Purchase Agreement, Seller has assigned to Purchaser all of Seller’s right, title and interest in all tenant security deposits with respect to the Property (whether held i cash or in the form of letters of credit).

D.            In lieu of a cash security deposit,                  (“Tenant”) has furnished Seller with a certain letter of credit dated                in the amount of $           , issued by                 (Irrevocable Standby Letter of Credit Number             ) for the account of              and naming Seller as the beneficiary (such letter of credit, and any extension or replacement thereof, being referred to herein as the “Letter of Credit”).

E.            Although Seller and Purchaser are this date closing the transaction contemplated under the Purchase Agreement, Seller has not yet completed the process of having the Letter of Credit assigned or amended to name Purchaser as beneficiary, or replaced with a replacement letter of credit in form and substance reasonably satisfactory to Purchaser and issued by an institution acceptable to Purchaser (any such assignment, amendment or replacement being referred to herein as the Assignment of the Letter of Credit).

F.             Seller and Purchaser have made certain agreements with respect to the Assignment of the Letter of Credit and, until such Assignment is accomplished, with respect to the administration of the Letter of Credit, all as more particularly hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration in hand this day paid by each of the parties hereto to the other, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows with respect to the Letter of Credit:

1.             Seller agrees to exercise reasonably diligent efforts to accomplish the Assignment of the Letter of Credit in a form and manner reasonably acceptable to Purchaser on or before the date which is 30 days following the date hereof.  Seller agrees to execute and deliver such instruments the issuer of the Letter of Credit shall reasonably request to assign such Letter of Credit to Purchaser provided that Seller does not incur any material cost or liability in connection therewith.

2.             Until the date on which the Assignment of the Letter of Credit has been accomplished (the “Assignment Date”), Purchaser hereby appoints Seller as Purchaser’s agent for purposes of holding and administering the Letter of Credit strictly in accordance with Purchaser’s direction, and Seller hereby accepts such appointment and acknowledges that the Letter of Credit is being held by Seller in Seller’s name in its capacity as agent for Purchaser and Seller hereby irrevocably disclaims any claim to the Letter of Credit or the proceeds of any draw thereunder.

3.             Seller agrees that until the Assignment Date:

(i)            Seller shall present and draw upon the Letter of Credit promptly upon the written demand of Purchaser and furnish Purchaser with the full proceeds of any such draw or draws;

(ii)           Seller shall not draw on the Letter of Credit nor consent to any amendment, modification or termination of the Letter of Credit without the prior written consent of Purchaser (which consent Purchaser may grant or withhold in its sole discretion); and

(iii)          Seller shall promptly forward to Purchaser (in the manner provided for notice under the Purchase Agreement) any correspondence received by Seller with respect to the Letter of Credit.

Purchaser shall indemnify and hold Seller harmless from and against any and all loss, cost, damage and expense incurred by Seller arising out of any action taken by Seller under this Paragraph 3 based upon Purchaser’s instructions (except to the extent arising from Seller’s gross negligence or willful misconduct).

4.             On the Assignment Date, Seller shall furnish Purchaser with originals of the Letter of Credit and any amendment, assignment or replacement thereof effecting the Assignment, and upon Purchaser’s written confirmation of its receipt thereof this agreement shall terminate and be of no further force or effect.

5.             This agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

Kindly confirm your agreement with the foregoing by countersigning this letter agreement in the space indicated below, whereupon this agreement shall take effect as an instrument under seal for all purposes.

Sincerely,

[Insert Purchaser Name]

By:
Name:
Title:

CONFIRMED AND AGREED:

[Insert Seller Name]

By:
Name:
Title:

EXHIBIT M

FORM OF GAP INDEMNITY

Escrow No.

Title Order No.

WHEREAS, STEWART TITLE GUARANTY COMPANY (the “Title Company”) has been asked to issue its owner’s policy of title insurance in the amount of $                       in favor of [INSERT NAME OF PURCHASER], [INSERT ORGANIZATIONAL INFO FOR PURCHASER] (“Purchaser”) covering premises being acquired from                   , a Delaware limited liability company, as more particularly described in Exhibit A attached hereto (the “Real Property”);

WHEREAS, the Title Company is unwilling to give title insurance coverage to Purchaser with respect to the Real Property until the instruments under which Purchaser acquires title are filed for record in the appropriate land registry;

WHEREAS, the parties to the transaction have requested that the Title Company disburse amounts to Seller that the Title Company holds in escrow prior to such time as the deed for the Real Property is recorded with the appropriate land registry;

NOW, THEREFORE, it is agreed that in consideration of the Title Company issuing its title insurance policy to Purchaser effective as of the date closing occurs without making exception therein to matters which may arise between the date of closing and the date the documents creating the interest being insured have been filed for record and which matters may constitute an encumbrance on or affect said title, Seller agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title caused by the acts of Seller, its agents or representatives which may arise or to be filed, as the case may be, against the Real Property during the period of time between last effective date of the title insurance commitment issued by the Title Company in connection with Purchaser’s title insurance and the date of recording of all closing instruments, and to hold harmless, and indemnify the Title Company against all expenses, costs, and reasonable attorneys’ fees, which may arise out of Seller’s failure to so remove, bond or otherwise dispose of any said liens, encumbrances or objectionable matters caused by the acts of Seller, its agents or representatives; provided, however, that the Title Company shall use good faith and diligent efforts to cause all documents to be recorded as soon as possible but, in any event, no later than three (3) business days after the date hereof and Seller shall have no obligations or liability hereunder with respect to any objections to title which may arise or be filed after such three (3) business day period nor shall Seller have any obligations or liability hereunder with respect to any objections to title which may arise or be filed as a result of the acts or by permission of Purchaser, its agents or representatives.

M-1

IN WITNESS WHEREOF, Owner has executed this affidavit as of                      , 2012.

OWNER:

[Name]

By:
Name:
Title:

M-2

EXHIBIT M-2

FORM OF TITLE AFFIDAVIT

Escrow No.

Title Order No.

The undersigned (“Owner’) hereby represents and warrants as follows to and for the benefit of Stewart Title Guaranty Company (the “Title Company”):

1.                                      Representatives of Owner have reviewed the preliminary report/commitment with an effective date of                          , 2012 (the “Title Report”).

2.                                      To the knowledge of Owner, there are no unrecorded leases or occupancy agreements affecting the property described in Schedule A of the Title Report (the “Property”), or other parties in possession of the Property, except for leases with the tenants shown on Exhibit A attached hereto.

3.                                      To the knowledge of Owner, there are no unrecorded claims against the Property, nor any set of facts by reason of which Owner’s title to the Property might be disputed or questioned except for (a) the leases with the tenants shown on Exhibit A, (b) matters shown on the Title Report, (c) matters as disclosed on the survey previously delivered to the Title Company, and (d) current taxes not delinquent.  Owner has been in peaceable and undisputed possession of the Property since title was acquired.

4.                                      Except as set forth on Exhibit B attached hereto:

(a)                                 within the last six (6) months, Owner has not (i) made, ordered or contracted for any construction, repairs, alterations or improvements to be made on or to the Property which have not been paid for in full, (ii) ordered materials for any such construction, repairs, alterations or improvements which have not been paid for in full, and (iii) attached any fixtures to the Property which have not been paid for in full; and

(b)                                 there are no outstanding or disputed claims for any work or item referred to in subparagraph (a).

5.                                      To the knowledge of Owner, there has been no violation of any covenants, conditions or restrictions of record affecting the Property and there are no disputes with any adjoining property owners as to the location of property lines, or the encroachment of any improvements.

M-2-1

All references herein to the “knowledge” of Owner or words of similar import shall refer only to the actual knowledge of Benjamin Butcher, and shall not be construed to refer to the knowledge of any other officer, owner, manager, director, shareholder, employee, adviser, agent or representative of Owner, its owners, or any affiliate of any of the foregoing, or to impose or have imposed upon such individuals any duty to investigate the matters to which such knowledge, or the absence thereof, pertains.  There shall be no personal liability on the part of the aforementioned individuals arising out of any representations or warranties made herein.

This affidavit is made for the purpose of aiding the Title Company in determining the insurability of title to the Property, and to induce the Title Company to issue its policy of title insurance.  This affidavit may be relied upon by the Title Company but may not be relied upon by any other person or entity.

[Remainder of page intentionally blank]

M-2-2

IN WITNESS WHEREOF, Owner has executed this affidavit as of                          , 2012.

OWNER:

[Name]

By:
Name:
Title:

M-2-3

EXHIBIT N

SELLERS’ WORK

None.

N-1

EXHIBIT O

DUE DILIGENCE MATERIALS

1.                                 a copy of a current ALTA survey(s) of the Property and any as-built plans, unit maps and specifications for all portions of the Property including a listing, with descriptions, of security, surveillance and other equipment and appurtenances relevant to the operations of the business at the Property;

2.                                 copies of third party reports with respect to the Property, including, without limitation, an environmental assessment, including hazardous/toxic substances reviews, plans, specifications, architectural drawings, development plans and similar materials pertaining to the Property;

3.                                 copies of any and all leases, subleases and other occupancy agreements, including billboard and wireless antenna lease agreements, and ground leases, and ground subleases, currently in effect with respect to the Property (including all amendments and modifications thereto);

4.                                 any and all evidence of compliance with, or violation of, zoning, local restrictions, parking requirements and building permits for all portions of the Properly, including, without limitation, copies of certificates of occupancy, zoning letters from local zoning or municipal authorities;

5.                                 any and all information pertaining to any pending or threatened litigation involving any portion of the Property;

6.                                 copies of any and all service and maintenance contracts and warranties employment agreements, collective bargaining agreements, equipment leases, utility agreements, management agreements (including any correspondence relating to any deficiencies amounting to more than $15,000 that are either uncured, or that have been cured within the past two years, that Seller has identified at the Property), parking agreements, ground leases and other agreements of any kind or nature relating to, or affecting any portion of, the Property;

7.                                 copies of the current real estate tax bill and of any and all real estate tax bills for the three tax years preceding the date hereof, and copies of all documentation relating to pending tax certiorari proceedings;

8.                                 copies of any and all documentation, including copies of insurance policies, with respect to any pending claims made under such insurance policies;

9.                                 copies of any and all pending agreements that will be binding upon Purchaser after Closing;

10.                          copies of any and all (other than self-storage tenant type) proposals, letters of intent for leasing) of the Property, leases, or occupancy agreements or arrangements out for signature with respect to the Property;

11.                          a copy of the most current rent roll for the Property (including a list of parties in possession of the Property, the space occupied by such parties, and the material financial terms on which such parties occupy such space);

12,                          current and 3-year historical income statements for all portions of the Property; and

13.                          a copy of the title documentation within the reasonable possession or control of seller, including, without limitation, copies of easement agreements and underlying title documentation that would appear in a title commitment with respect to the Property.; and

14.                          copies of any and all entity formation documents, tax returns, state licenses and other documentation necessary to maintain a good standing for the entity that will be transferred as part of this transaction.

O-1

FIRST AMENDMENT TO

REAL ESTATE PURCHASE AND SALE AGREEMENT

This First Amendment to Real Estate Purchase and Sale Agreement (this “Amendment”) is made as of September 24, 2012 (the “Amendment Effective Date”) by and among the Persons executing this Amendment as Sellers (collectively, the “Sellers” and each individually, a “Seller”), and STAG Industrial Holdings, LLC, a Delaware limited liability company (the “Purchaser”).

BACKGROUND

A.            Sellers and Purchaser are parties to a Real Estate Purchase and Sale Agreement dated as of August 9, 2012 (the “Agreement”), which relates to the Property described in the Agreement.  Capitalized terms used in this Amendment without definition have the meaning given to them in the Agreement.

B.            Sellers and Purchaser desire to amend the Agreement as provided for below.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser agree as follows:

1.                                      Mishawaka Property.  With respect to the Mishawaka Property, the Study Period shall be extended until 5:00 p.m. (Boston time) on October 19, 2012 (“Extended Study Period Expiration”) for the sole purpose of the Purchaser’s completion of certain environmental testing, which has been approved by Sellers, and its review of the results thereof.  Notwithstanding anything to the contrary contained in the Agreement, if (and only if) Purchaser is not satisfied with the results of such environmental testing in its sole discretion, then on or prior to the Extended Study Period Expiration, Purchaser shall have the right to terminate the Agreement with respect to the Mishawaka Property and thereupon the Agreement shall terminate with respect to the Mishawaka Property,  and, except for Purchaser’s Surviving Obligations and Seller’s Surviving Obligations, Sellers and Purchaser shall have no further obligations or liabilities to each other under the Agreement with respect to the Mishawaka Property.  Purchaser hereby acknowledges and agrees that, except for the environmental testing and the results thereof, Purchaser has completed its due diligence with respect to the Mishawaka Property and accepts the Mishawaka Property in its as-is condition.  Notwithstanding anything to the contrary contained in the Agreement, including without limitation Section 3.1 thereof, in the event that Purchaser elects to terminate the Agreement with respect to the Mishawaka Property as aforesaid, a portion of the Deposit equal to $177,196.60 (the “Mishawaka Deposit”), being a pro rata portion of Deposit based on the Allocated Purchase Price of the Properties, shall be returned to

Purchaser promptly following Purchaser’s request for same.  The Mishawaka Deposit shall become completely nonrefundable upon the Extended Study Period Expiration, except as otherwise expressly provided in the Agreement.

2.                                      Sterling Heights Property.  With respect to the Sterling Heights Property, the Study Period shall be extended until the Extended Study Period Expiration for the sole purpose of Purchaser’s investigation into certain monitoring wells at the Sterling Heights Property.  Notwithstanding anything to the contrary contained in the Agreement, if (and only if) Purchaser is not satisfied with the results of such investigation in its sole discretion, then on or prior to the Extended Study Period Expiration, Purchaser shall have the right to terminate the Agreement with respect to the Sterling Heights Property and thereupon the Agreement shall terminate with respect to the Sterling Heights Property and, except for Purchaser’s Surviving Obligations and Seller’s Surviving Obligations, Sellers and Purchaser shall have no further obligations or liabilities to each other under the Agreement with respect to the Sterling Heights Property.  Purchaser hereby acknowledges and agrees that, except for the monitoring well investigation and the results thereof, Purchaser has completed its due diligence with respect to the Sterling Heights Property and accepts the Sterling Heights Property in its as-is condition.  Notwithstanding anything to the contrary contained in the Agreement, including without limitation Section 3.1 thereof, in the event that Purchaser elects to terminate the Agreement with respect to the Sterling Heights Property as aforesaid, a portion of the Deposit equal to $144,803.40 (the “Sterling Heights Deposit”), being a pro rata portion of Deposit based on the Allocated Purchase Price of the Properties, shall be returned to Purchaser promptly following Purchaser’s request for same.  The Sterling Heights Deposit shall become completely nonrefundable upon the Extended Study Period Expiration, except as otherwise expressly provided in the Agreement.

3.                                      Consent Properties.   Section 6.1(a)(v) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(v) At least five (5) Business Days prior to the applicable Closing Date, Sellers shall have received from the applicable ground landlord or other relevant party and delivered copies to Purchaser of such consents (collectively, the “Consents”) that may be expressly required pursuant to a Ground Lease or Lease in connection with (i) the assignment of the applicable Seller’s interest in such Ground Lease or Lease to Purchaser or (ii) the conveyance of the fee interest in the applicable Property to Purchaser (collectively, the “Consent Properties” or singly, the “Consent Property”).  If one or more Consents are not delivered to Purchaser at least five (5) Business Days before the Initial Closing Date, then the Closing Date for such Property shall automatically be extended to the Second Closing Date and the terms and provisions of Section 6.1(a)(ix) shall apply;”

4.                                      Amendments to Exhibits.  Exhibit A-2 of the Agreement is hereby deleted in its entirety and is substituted with Exhibit A-2 attached hereto.  Item 13 of Exhibit D of the Agreement is hereby deleted and is substituted with the information contained on Exhibit B attached hereto.

5.                                      Time of the Essence.  Time is of the essence in the performance of the Agreement, as modified by this Amendment.

6.                                      Binding Effect.  The terms, covenants, conditions and provisions contained in this Amendment shall be binding upon and inure to the benefit of Sellers and Purchaser, their respective successors and assigns.  Sellers and Purchaser hereby ratify and confirm the terms and provisions of the Agreement, as amended hereby.

7.                                      Amendment.  This Amendment may not be modified, amended or terminated nor any of its provisions waived except by written agreement signed by Sellers and Purchaser. Except as expressly set forth in this Amendment, the Agreement shall remain unmodified and in full force and effect and enforceable in accordance with its terms.  In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms of this Amendment shall control.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

8.                                      Counterparts.  To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required.  All counterparts shall collectively constitute a single instrument.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

9.                                      Form of Signatures.  Purchaser and Sellers each acknowledge, stipulate and agree that delivery of an executed copy of this Amendment via facsimile or electronic transmission shall be valid, binding and enforceable against Purchaser and Sellers, respectively, to the same extent as an original bearing its signature, and no original thereof shall be required as a condition of its validity or enforceability.

[The balance of this page is intentionally left blank; signatures follow]

Executed under seal as of the date first written above.

SELLERS:

STAG INVESTMENTS HOLDINGS II, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG INVESTMENTS GP, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II ALBANY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II STERLING HEIGHTS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II NOVI, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II HOLLAND, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II GREENWOOD, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II LAFAYETTE, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II LANSING, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II O’HARA, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II INDEPENDENCE, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II WICHITA 2, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II JACKSON, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II KANSAS CITY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II MARION, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II MISHAWAKA, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II PARSONS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II PHENIX CITY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

[PURCHASER’S SIGNATURE ON NEXT PAGE]

PURCHASER:

STAG INDUSTRIAL HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Jeffrey D. Furber
Name: Jeffrey D. Furber
Title: Authorized Signatory

EXHIBIT A-2

ALLOCATED PURCHASE PRICE FOR PROPERTIES

PROPERTY	TENANT	ALLOCATION

6 Clermont Street Johnstown, New York	Coast Distribution	1,226,627

122 Balzano Drive Gloversville, New York	NYSID	3,271,194

125 Balzano Drive Gloversville, New York	Northern Architectural Systems	1,233,713

123 Union Avenue Johnstown, New York	NYK Logistics	2,201,190

141 Sal Landrio Drive Gloversville, New York	EPIMED	2,266,669

150 Enterprise Drive Johnstown, New York	Univar	3,281,028

231 Enterprise Drive Johnstown, New York	Electro-Metrics	1,767,070

109 Balzano Drive Gloversville, New York	Sysco Corp	1,710,186

47 Butterfield Circle El Paso, Texas	Vacant/Masterlease	2,359,203

12 Leigh Fisher Boulevard El Paso, Texas	Yazaki North America	2,447,830

100 Holloway Road Ware Shoals, South Carolina	Greenwood Fabricating & Plating	525,715

308-310 Maxwell Avenue Greenwood, South Carolina	Eaton Corporation	2,171,265

215 Mill Avenue Greenwood, South Carolina	Greenwood Fabricating & Plating	3,150,570

PROPERTY	TENANT	ALLOCATION

4757 128th Avenue Holland, Michigan	Perrigo Holland	5,168,436

One Michelin Drive Independence, Virginia	Michelin	3,347,267

1520 Kepner Drive Lafayette, Indiana	Heartland Automotive	3,651,787

1540-1530 Kepner Drive Lafayette, Indiana	Caterpillar Logistics	5,033,493

1521 Kepner Drive Lafayette, Indiana	Toyota Tsusho, Wingard Wheels	10,567,678

5640 Pierson Highway Lansing, Michigan	Woodbridge Ventures	10,072,922

22925 Venture Drive Novi, Michigan	Harada Industry	5,554,347

100 Papercraft Park O’Hara Township, Pennsylvania	Genco, American Beverage	24,415,769

725 George Nelson Drive Portage, Indiana	ADS Logistics	8,025,018

42600 Merrill Street Sterling Heights, Michigan	AZ Automotive	5,021,816

260-272 Rex Boulevard Auburn Hills, Michigan	Northern Wire & Supply	2,520,045

2655/2755 Eastmoor Wichita, Kansas	Thyssen Krupp 1	2,606,304

2652 Eastmoor Drive Wichita, KS	Spirit AeroSystems	2,288,660

2750 South Rock Wichita, Kansas	Thyssen Krupp 3	1,548,527

2510 Eastmoor Drive Wichita, KS	Spirit AeroSystems	999,593

PROPERTY	TENANT	ALLOCATION

1094 Flex Dr Jackson Jackson, TN	Perseus Distribution	2,604,220

4226 Kansas Avenue Kansas City, KS	Dayton Superior	2,374,178

1900 Wilson Parsons, KS	Dayton Superior	2,000,676

2201 E Loew Rd Marion, IN	Dunhams Athleisure Corp	4,571,300

13200 McKinley Highway Mishawaka, IN	AM General	6,154,325

16 Downing Drive Phenix City, AL	To The Game	2,664,254

TOTAL		$138,802,874

EXHIBIT B

MARION LEASE SCHEDULE

13.                               Marion Property:

Marion Lease

2201 E. Loew Road:

Lease by and between iStar HQ 2003 LP, successor-in-interest to Greenwalt Development, Inc., as landlord and Dunham’s Athleisure Corporation, as tenant, dated February 8, 1994, as amended or affected by First Amendment to Lease dated March 21, 1995, by Second Amendment to Net Lease Agreement by and between Trinet Essential Facilities x, Inc., as landlord and Dunham’s Athleisure Corporation, as tenant, dated November 21, 2002, by Third Amendment to Net Lease Agreement by and between STAG II Marion, LLC, as landlord and Dunham’s Athleisure Corporation, as tenant, dated January 26, 2009, by Fourth Amendment to Net Lease Agreement dated December 16, 2009, by Fifth Amendment to Lease dated December 13, 2010, by Guaranty of Lease, dated February 25, 1994, by and between Greenwalt Development, Inc., and American Specialty Retailing Group, Inc., as guarantor and Landlord’s Agreement (Distribution Facility) dated March 16, 1993 by and between Greenwalt Development, Inc. and Barclays Business Credit Inc.

Ground Lease:	None

Ground Lease Consent Requirement:	N/A

Right of First Refusal:	None

Purchase Option:	Tenant has an option to purchase the property until 12/31/13.

Security Deposit:	None

Modifications to Representations:	None

SECOND AMENDMENT TO

REAL ESTATE PURCHASE AND SALE AGREEMENT

This Second Amendment to Real Estate Purchase and Sale Agreement (this “Amendment”) is made as of October 9, 2012 (the “Amendment Effective Date”) by and among the Persons executing this Amendment as Sellers (collectively, the “Sellers” and each individually, a “Seller”), and STAG Industrial Holdings, LLC, a Delaware limited liability company (the “Purchaser”).

BACKGROUND

A.                                    Sellers and Purchaser are parties to a Real Estate Purchase and Sale Agreement dated as of August 9, 2012 (the “Original Agreement”), as amended by that certain First Amendment to Real Estate Purchase and Sale Agreement dated as of September 24, 2012 (the “First Amendment” and together, the “Agreement”), which relates to the Property described in the Agreement.  Capitalized terms used in this Amendment without definition have the meaning given to them in the Agreement.

B.                                    Sellers and Purchaser desire to amend the Agreement as provided for below.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser agree as follows:

1.                                      El Paso Property.  Section 6.1(e) of the Agreement is hereby deleted in its entirety.

2.                                      Sterling Heights Property.  With respect to the Sterling Heights Property, the Extended Study Period Expiration shall be extended until 11:00 a.m. on October 24, 2012  for the sole purpose of Purchaser’s review of certain public records relating to the environmental condition of the Sterling Heights Property.  If the Purchaser does not terminate the Agreement with respect to the Sterling Heights Property on or prior to the Extended Study Period Expiration as described in the First Amendment, the Closing Date for the Sterling Heights Property shall be October 24, 2012.

3.                                      Gloversville Property.  Sellers and Purchaser agree and acknowledge that, in connection with the Closing, the fee interest in the Gloversville Property located at 141 Sal Landrio Drive that is currently subject to a Ground Lease will be conveyed by the Fulton County Industrial Development Agency to Purchaser or its nominee and the Ground Lease will be terminated.

4.                                      Exhibits G and A-2.  Exhibit G to the Agreement is hereby deleted and replaced with Exhibit G attached hereto.  Exhibit A-2 to the First Amendment is hereby deleted and replaced with Exhibit A-2 attached hereto.

5.                                      Time of the Essence.  Time is of the essence in the performance of the Agreement, as modified by this Amendment.

6.                                      Binding Effect.  The terms, covenants, conditions and provisions contained in this Amendment shall be binding upon and inure to the benefit of Sellers and Purchaser, their respective successors and assigns.  Sellers and Purchaser hereby ratify and confirm the terms and provisions of the Agreement, as amended hereby.

7.                                      Amendment.  This Amendment may not be modified, amended or terminated nor any of its provisions waived except by written agreement signed by Sellers and Purchaser. Except as expressly set forth in this Amendment, the Agreement shall remain unmodified and in full force and effect and enforceable in accordance with its terms.  In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms of this Amendment shall control.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

8.                                      Counterparts.  To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required.  All counterparts shall collectively constitute a single instrument.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

9.                                      Form of Signatures.  Purchaser and Sellers each acknowledge, stipulate and agree that delivery of an executed copy of this Amendment via facsimile or electronic transmission shall be valid, binding and enforceable against Purchaser and Sellers, respectively, to the same extent as an original bearing its signature, and no original thereof shall be required as a condition of its validity or enforceability.

[The balance of this page is intentionally left blank; signatures follow]

Executed under seal as of the date first written above.

SELLERS:

STAG INVESTMENTS HOLDINGS II, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG INVESTMENTS GP, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II ALBANY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II STERLING HEIGHTS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II NOVI, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II HOLLAND, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II GREENWOOD, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II LAFAYETTE, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II LANSING, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II O’HARA, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II INDEPENDENCE, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II WICHITA 2, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II JACKSON, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II KANSAS CITY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II MARION, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II MISHAWAKA, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II PARSONS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG II PHENIX CITY, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

[PURCHASER’S SIGNATURE ON NEXT PAGE]

PURCHASER:

STAG INDUSTRIAL HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ FX Jacoby
Name: FX Jacoby
Title: Authorized Signatory

EXHIBIT G

REPRESENTATION CERTIFICATE

The undersigned STAG Investment Holdings II, LLC, as a Seller (“Seller”) under a Real Estate Purchase and Sale Agreement (“Purchase Agreement”) dated as of August 9, 2012 with STAG Industrial Holdings, LLC, as Purchaser (“Purchaser”), as amended by First Amendment to Purchase and Sale Agreement dated as of September 24, 2012, as further amended by Second Amendment to Purchase and Sale Agreement dated as of October       , 2012, as further affected by that certain Assignment of Purchase and Sale Agreement dated as of October       , 2012 by and between STAG Industrial Holdings, LLC and the assignees listed on Schedule 1 attached hereto, does hereby certify to Purchaser as follows:

Except as otherwise disclosed in writing to Purchaser, the representations and warranties set forth in Section 7.2 of the Purchase Agreement are hereby reaffirmed as of the date hereof.

Seller’s liability hereunder shall be subject to the limitations set forth in the Purchase Agreement.

Dated as of this          day of October, 2012.

Seller:

STAG INVESTMENT HOLDINGS II, LLC, a Delaware limited liability company

By:
Name:
Title:

Schedule 1

List of Assignees

STAG Auburn Hills, LLC

STAG Gloversville 4, LLC

STAG Gloversville 3, LLC

STAG Gloversville 2, LLC

STAG Gloversville 1, LLC

STAG Greenwood 1, LLC

STAG Greenwood 2, LLC

STAG Holland 3, LLC

STAG Independence, LLC

STAG Jackson, LLC

STAG Johnstown 2, LLC

STAG Johnstown 4, LLC

STAG Johnstown 3, LLC

STAG Johnstown 1, LLC

STAG Kansas City, LLC

STAG Lafayette 1, LLC

STAG Lafayette 3, LLC

STAG Lafayette 2, LLC

STAG Lansing 3, LLC

STAG Marion, LLC

STAG Mishawaka, LLC

STAG Novi, LLC

STAG O’Hara, LLC

STAG Parsons, LLC

STAG Phenix City, LLC

STAG Industrial Holdings II, LLC

STAG Sterling Heights, LLC

STAG Ware Shoals, LLC

STAG Wichita 1, LLC

STAG Wichita 3, LLC

STAG Wichita 4, LLC

STAG Wichita 2, LLC

THIRD AMENDMENT TO

REAL ESTATE PURCHASE AND SALE AGREEMENT

This Third Amendment to Real Estate Purchase and Sale Agreement (this “Amendment”) is made as of October 19, 2012 by and among STAG II Sterling Heights, LLC, a Delaware limited liability company (the “Sterling Heights Seller”) and STAG II Mishawaka, LLC, a Delaware limited liability company (the “Mishawaka Seller” and together with the Sterling Heights Seller, the “Remaining Sellers”), and STAG Sterling Heights, LLC, a Delaware limited liability company (the “Sterling Heights Purchaser”) and STAG Mishawaka, LLC, a Delaware limited liability company (the “Mishawaka Purchaser” and, together with the Sterling Heights Purchaser, the “Remaining Purchasers”).

BACKGROUND

A.                                    The Sellers (as defined in the Agreement), including without limitation the Remaining Sellers, and STAG Industrial Holdings, LLC (“Original Purchaser”) are parties to a Real Estate Purchase and Sale Agreement dated as of August 9, 2012, as amended by that certain First Amendment to Real Estate Purchase and Sale Agreement dated as of September 24, 2012 and that certain Second Amendment to Real Estate Purchase and Sale Agreement dated as of October 9, 2012 (collectively, the “Agreement”), which relates to the Property described in the Agreement (including without limitation the Sterling Heights Property and the Mishawaka Property).  Capitalized terms used in this Amendment without definition have the meaning given to them in the Agreement.

B.                                    Pursuant to the terms and conditions of that certain Assignment of Purchase and Sale Agreement dated as of October 9, 2012 (the “Assignment”), Original Purchaser transferred and assigned to the Assignees (as defined in Exhibit A of the Assignment), including without limitation the Remaining Purchasers, all of the terms, covenants, obligations and conditions of the Agreement on the part of the purchaser therein required to be performed.

C.                                    The Closing Date with respect to the Properties other than the Sterling Heights Property and the Mishawaka Property (the “Transferred Properties”) occurred on October 9, 2012 (the “Transferred Properties Closing Date”).  The Transferred Properties were sold pursuant to the terms of the Agreement on the Transferred Properties Closing Date.

D.                                    The Remaining Sellers and the Remaining Purchasers desire to amend the Agreement as provided for below.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Remaining Sellers and the Remaining Purchasers agree as follows:

1.                                      Sterling Heights Property.  With respect to the Sterling Heights Property, the Extended Study Period Expiration shall be extended until 5:00 p.m. (Boston time) on October 30, 2012 for the sole purpose of the Sterling Heights Purchaser’s review of certain public records relating to the environmental condition of the Sterling Heights Property.  If the Sterling Heights Purchaser does not terminate the Agreement with respect to the Sterling Heights Property on or prior to the expiration of the Extended Study Period Expiration (as hereby extended) as described in the First Amendment, the Closing Date for the Sterling Heights Property shall be November 1, 2012.

2.                                      Mishawaka Property.  With respect to the Mishawaka Property, the Extended Study Period Expiration shall be extended until 5:00 p.m. (Boston time) on December 14, 2012 for the sole purpose of the Mishawaka Purchaser’s completion of certain environmental testing, which has been approved by Sellers, and its review of the results thereof.  If the Mishawaka Purchaser does not terminate the Agreement with respect to the Mishawaka Property on or prior to the expiration of the Extended Study Period Expiration (as hereby extended) as described in the First Amendment, the Closing Date for the Mishawaka Property shall be December 28, 2012.

3.                                      Time of the Essence.  Time is of the essence in the performance of the Agreement, as modified by this Amendment.

4.                                      Binding Effect.  The terms, covenants, conditions and provisions contained in this Amendment shall be binding upon and inure to the benefit of the Remaining Sellers and the Remaining Purchasers, their respective successors and assigns.  the Remaining Sellers and the Remaining Purchasers hereby ratify and confirm the terms and provisions of the Agreement, as amended hereby.

5.                                      Amendment.  This Amendment may not be modified, amended or terminated nor any of its provisions waived except by written agreement signed by the Remaining Sellers and the Remaining Purchasers. Except as expressly set forth in this Amendment, the Agreement shall remain unmodified and in full force and effect and enforceable in accordance with its terms.  In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms of this Amendment shall control.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

6.                                      Counterparts.  To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required.  All counterparts shall collectively constitute a single instrument.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

7.                                      Form of Signatures.  The Remaining Purchasers and the Remaining Sellers each acknowledge, stipulate and agree that delivery of an executed copy of this Amendment via facsimile or electronic transmission shall be valid, binding and enforceable against the Remaining Purchasers and the Remaining Sellers, respectively, to the same extent as an original bearing its signature, and no original thereof shall be required as a condition of its validity or enforceability.

[The balance of this page is intentionally left blank; signatures follow]

Executed under seal as of the date first written above.

SELLERS:

STAG II STERLING HEIGHTS, LLC,
a Delaware limited liability company

By:	/s/ Benjamin S. Butcher
Name: Benjamin S. Butcher
Title: President

STAG II MISHAWAKA, LLC,
a Delaware limited liability company

By:	/s/ Benjamin S. Butcher
Name: Benjamin S. Butcher
Title: President

[PURCHASERS’ SIGNATURE ON NEXT PAGE]

PURCHASERS:

STAG STERLING HEIGHTS, LLC,
a Delaware limited liability company

By:	/s/ Kathryn Arnone
Name: Kathryn Arnone
Title: Authorized Officer

STAG MISHAWAKA, LLC,
a Delaware limited liability company

By:	/s/ Kathryn Arnone
Name: Kathryn Arnone
Title: Authorized Officer

FOURTH AMENDMENT TO

REAL ESTATE PURCHASE AND SALE AGREEMENT

This Fourth Amendment to Real Estate Purchase and Sale Agreement (this “Amendment”) is made as of October 30, 2012 by and among STAG II Sterling Heights, LLC, a Delaware limited liability company (the “Sterling Heights Seller”) and STAG II Mishawaka, LLC, a Delaware limited liability company (the “Mishawaka Seller” and together with the Sterling Heights Seller, the “Remaining Sellers”), and STAG Sterling Heights, LLC, a Delaware limited liability company (the “Sterling Heights Purchaser”) and STAG Mishawaka, LLC, a Delaware limited liability company (the “Mishawaka Purchaser” and, together with the Sterling Heights Purchaser, the “Remaining Purchasers”).

BACKGROUND

A.                                    The Sellers (as defined in the Agreement), including without limitation the Remaining Sellers, and STAG Industrial Holdings, LLC (“Original Purchaser”) are parties to a Real Estate Purchase and Sale Agreement dated as of August 9, 2012, as amended by that certain First Amendment to Real Estate Purchase and Sale Agreement dated as of September 24, 2012, as further amended by that certain Second Amendment to Real Estate Purchase and Sale Agreement dated as of October 9, 2012 and by that certain Third Amendment to Real Estate Purchase and Sale Agreement dated as of October 19, 2012 by and among Remaining Sellers and Remaining Purchasers (collectively, the “Agreement”), which relates to the Property described in the Agreement (including without limitation the Sterling Heights Property and the Mishawaka Property).  Capitalized terms used in this Amendment without definition have the meaning given to them in the Agreement.

B.                                    Pursuant to the terms and conditions of that certain Assignment of Purchase and Sale Agreement dated as of October 9, 2012 (the “Assignment”), Original Purchaser transferred and assigned to the Assignees (as defined in Exhibit A of the Assignment), including without limitation the Remaining Purchasers, all of the terms, covenants, obligations and conditions of the Agreement on the part of the purchaser therein required to be performed.

C.                                    The Closing Date with respect to the Properties other than the Sterling Heights Property and the Mishawaka Property (the “Transferred Properties”) occurred on October 9, 2012 (the “Transferred Properties Closing Date”).  The Transferred Properties were sold pursuant to the terms of the Agreement on the Transferred Properties Closing Date.

D.                                    The Remaining Sellers and the Remaining Purchasers desire to amend the Agreement as provided for below.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Remaining Sellers and the Remaining Purchasers agree as follows:

1.                                      Sterling Heights Property.  With respect to the Sterling Heights Property, the Extended Study Period Expiration shall be extended until 5:00 p.m. (Boston time) on November 1, 2012 for the sole purpose of the Sterling Heights Purchaser’s review of certain public records relating to the environmental condition of the Sterling Heights Property.  If the Sterling Heights Purchaser does not terminate the Agreement with respect to the Sterling Heights Property on or prior to the expiration of the Extended Study Period Expiration (as hereby extended) as described in the First Amendment, the Closing Date for the Sterling Heights Property shall be November 1, 2012.

2.                                      Time of the Essence.  Time is of the essence in the performance of the Agreement, as modified by this Amendment.

3.                                      Binding Effect.  The terms, covenants, conditions and provisions contained in this Amendment shall be binding upon and inure to the benefit of the Remaining Sellers and the Remaining Purchasers, their respective successors and assigns.  the Remaining Sellers and the Remaining Purchasers hereby ratify and confirm the terms and provisions of the Agreement, as amended hereby.

4.                                      Amendment.  This Amendment may not be modified, amended or terminated nor any of its provisions waived except by written agreement signed by the Remaining Sellers and the Remaining Purchasers. Except as expressly set forth in this Amendment, the Agreement shall remain unmodified and in full force and effect and enforceable in accordance with its terms.  In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms of this Amendment shall control.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

5.                                      Counterparts.  To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required.  All counterparts shall collectively constitute a single instrument.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

6.                                      Form of Signatures.  The Remaining Purchasers and the Remaining Sellers each acknowledge, stipulate and agree that delivery of an executed copy of this Amendment via facsimile or electronic transmission shall be valid, binding and enforceable against the Remaining Purchasers and the Remaining Sellers, respectively, to the same extent as an original bearing its signature, and no original thereof shall be required as a condition of its validity or enforceability.

[The balance of this page is intentionally left blank; signatures follow]

Executed under seal as of the date first written above.

SELLERS:

STAG II STERLING HEIGHTS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

STAG II MISHAWAKA, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

[PURCHASERS’ SIGNATURE ON NEXT PAGE]

PURCHASERS:

STAG STERLING HEIGHTS, LLC,
a Delaware limited liability company

By:	/s/ Kathryn Arnone
Name: Kathryn Arnone
Title: Executive Vice President

STAG MISHAWAKA, LLC,
a Delaware limited liability company

By:	/s/ Kathryn Arnone
Name: Kathryn Arnone
Title: Executive Vice President